UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Catamaran Corporation
(Name of Registrant as Specified In Its Charter)
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CATAMARAN CORPORATION
NOTICE OF MEETING AND
PROXY CIRCULAR AND PROXY STATEMENT

April 1, 2015

Annual and Special Meeting of Shareholders

To Be Held
May 12, 2015

CATAMARAN CORPORATION
1600 McConnor Parkway
Schaumburg, Illinois, 60173-6801

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the “Meeting”) of shareholders of Catamaran Corporation (the “Company” or “Catamaran”) will be held at the Catamaran Innovation Center, 300 N LaSalle Street, 16th Floor, Suite 1600 Chicago, IL 60654 on May 12, 2015 at 10:00 a.m. local time for the following purposes:

(a)	to receive the Annual Report of the Company which contains the consolidated financial statements of the Company for the fiscal year ended December 31, 2014 and the report of the auditors thereon;

(b)	to elect the nine director nominees named in the accompanying Proxy Circular and Proxy Statement;

(c)	to ratify an amendment to the Company's bylaws to include advance notice and certain other requirements for shareholders to propose director nominations or other business for shareholder meetings;

(d)	to approve on an advisory basis named executive officer compensation, as disclosed in this Proxy Circular and Proxy Statement;

(e)	to appoint auditors and to authorize the directors to fix the auditors' remuneration and terms of engagement; and

(f)	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The directors of the Company have fixed the close of business on March 23, 2015 as the record date for the determination of the shareholders of the Company entitled to receive notice of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2015.

The Company has elected to use the notice-and-access provisions under Securities and Exchange Commission ("SEC") notice-and-access provisions, National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102") and National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“Notice and Access”) for distribution of the Meeting materials to shareholders. Notice and Access is a set of rules that allows an issuer to post electronic versions of its proxy-related materials (including posting the materials with the SEC and on SEDAR) rather than mailing paper copies to shareholders. The Company will not use procedures known as “stratification” in relation to the use of Notice-and-Access Provisions. Shareholders are reminded to review the Proxy Circular and Proxy Statement before voting. Further disclosure on the matters set out above may be found in the Proxy Circular and Proxy Statement in the section entitled “Matters to be Acted Upon at the Meeting”.

The Proxy Circular and Proxy Statement and 2014 annual report to shareholders are available free of charge at www.proxydocs.com/catamaran and under Catamaran’s profile on SEDAR at www.sedar.com. Any shareholder who wishes to receive a paper copy of these documents should call the following toll-free number 866-648-8133 or email paper@investorelections.com. A shareholder may also use the toll-free number to obtain additional information about how Notice and Access works. Shareholders should make their request for paper copies by 4:00 p.m. (Eastern time) on April 28, 2015 in order to allow sufficient time for shareholders to receive and review the Proxy Circular and Proxy Statement and return the proxy form or voting instruction form prior to the proxy deadline.

DATED at Schaumburg, Illinois, as of April 1, 2015.

BY ORDER OF THE BOARD
/s/ Clifford Berman

Clifford Berman
Senior Vice President,
General Counsel and Corporate Secretary

This Proxy Circular and Proxy Statement is being issued on behalf of management and the Board of Directors in connection with the Meeting scheduled for May 12, 2015. This Proxy Circular and Proxy Statement and accompanying proxy card are first being made available to shareholders on or about April 1, 2015. The terms “we,” “our,” and “the Company” throughout this Proxy Circular and Proxy Statement refer to Catamaran, and not the Board of Directors, or any of the Board of Directors' committees.

Shareholders who are unable to attend the Meeting in person and who wish to ensure that their shares are voted at the Meeting, are requested to vote via the Internet, telephone or by requesting a proxy card or voting instruction form ("VIF") to complete, sign, date and return by mail as instructed in the Proxy Card or VIF.

All instruments appointing proxies to be used at the Meeting or at any adjournments or postponements thereof must be deposited with the Company's proxy tabulator, Mediant Communications LLC, at least two business days prior to the commencement of the Meeting or any adjournments or postponements thereof or with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournments or postponements thereof.

PROXY CIRCULAR AND PROXY STATEMENT

CATAMARAN CORPORATION
PROXY CIRCULAR AND PROXY STATEMENT
SOLICITATION OF PROXIES
April 1, 2015

This Proxy Circular and Proxy Statement is furnished in connection with the solicitation of proxies by management (“Management”) and the Board of Directors (the “Board of Directors” or “Board”) of Catamaran Corporation (the “Company,” “Catamaran,” “we,” “our” and “us”) for use at the Annual and Special Meeting of Shareholders (the “Meeting”) of the Company to be held on May 12, 2015 at the time and place and for the purposes set forth in the Notice of Annual and Special Meeting of Shareholders (“Notice of Meeting”).

In accordance with rules and regulations of the SEC and the Ontario Securities Commission and the order of the Yukon Superintendent of Securities dated February 4, 2015 granted pursuant to the provisions of section 153 of the Business Corporations Act (Yukon) instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, we furnish proxy materials, which include this Proxy Circular and Proxy Statement and the accompanying Proxy Card, Notice of Meeting and our Annual Report to Shareholders, to our shareholders over the Internet, unless otherwise instructed by the shareholder. The Notice of Internet Availability of Proxy Materials and this Proxy Circular and Proxy Statement under “Important Notice Regarding the Availability of Proxy Materials” below instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials and the Proxy Card also instruct you as to how you may submit your proxy on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials was first mailed on or before April 1, 2015 to all shareholders of record as of March 23, 2015 (the “Record Date”). The only voting securities of the Company are the common shares of the Company, no par value per share (the “common shares” or "shares"), of which there were [X] shares outstanding as of the Record Date.

The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. The Company will also reimburse the reasonable costs incurred by persons who are the registered but not beneficial owners of common shares (such as brokers, dealers and other registrants under applicable securities law and nominees and custodians) in sending or delivering copies of the proxy materials to the beneficial owners of common shares that are registered in the names of such persons. Payments will be made upon receipt of an appropriate invoice. The Company will furnish to such persons, upon request to the Company's Secretary, at the U.S. corporate headquarters of the Company, 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801, (Tel. 800-282-3232) or the registered office of the Company, 204 Black Street, Suite 300, Whitehorse, Yukon Territory, Canada, Y1A 2M9 (Tel. 867-668-5252) and without additional cost, additional copies of the proxy materials. Proxies also may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. Although Catamaran has not currently engaged a proxy solicitor in connection with the Meeting, Catamaran may elect to do so and, in such case, would pay a customary fee for these services.

No director of the Company has informed management in writing that he or she intends to oppose any action intended to be taken at the Meeting.

Unless otherwise indicated, all dollar amounts in this document are in United States dollars. On September 6, 2012, the Company announced a two-for-one stock split effected by a stock dividend on the issued and outstanding common shares of the Company. On October 1, 2012, shareholders of record at the close of business on September 20, 2012 were issued one additional common share for each share owned as of that date. All share and per share data presented in this Proxy Circular and Proxy Statement have been adjusted to reflect this stock split. The information contained herein is provided as of April 1, 2015, unless otherwise noted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS

The Company has elected to use the notice-and-access provisions (the "Notice-and-Access Provisions") for the Meeting. Notice-and-Access Provisions means provisions concerning the delivery of proxy-related materials to shareholders under the SEC notice-and-access rules and in National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102"), in the case of registered shareholders, and National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101"), in the case of Non-Registered Holders (as defined below).The Notice-and-Access Provisions are a mechanism which allows reporting issuers other than investment funds to choose to deliver proxy-related materials to registered holders and beneficial owners of securities by posting such materials on a website rather than delivering such materials by mail provided that the conditions of NI 51-102 and NI 54-101 are met.

The Company's Proxy Circular and Proxy Statement and Annual Report to Shareholders for registered holders and beneficial owners are available for viewing at www.proxydocs.com/catamaran and under the Company's profile at www.sedar.com.We will send, free of charge, to any shareholder who requests by calling the following toll-free number 866-648-8133, by emailing paper@investorelections.com or online at www.investorelections.com/catamaran a paper copy of this Proxy Circular and Proxy Statement by prepaid mail, courier or the equivalent at the address specified in the request. In the case of a request received prior to the date of the Meeting, the material will be sent no later than three business days after receiving the request, and in the case of a request received on or after the date of the Meeting, and within one year of the Proxy Circular and Proxy Statement being filed, within 10 calendar days after receiving the request, by prepaid mail, courier or the equivalent.

The Company will not rely upon the use of 'stratification'. Stratification involves an issuer using Notice and Access for delivery of documents to certain shareholders, while delivering paper copies in the usual manner to other shareholders. Catamaran is employing Notice and Access for the Meeting in respect of all its shareholders. No shareholder will receive a paper copy of this Proxy Circular and Proxy Statement unless one is specifically requested.

PROXIES AND VOTING

Shareholders who are unable to attend the Meeting in person and who wish to have their common shares voted at the Meeting are requested to vote via the Internet or telephone or by requesting a Proxy Card to complete, sign, date and return by mail. Proxies must be deposited (i) with the Company's proxy tabulator, Mediant Communications LLC, at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the commencement of the Meeting or any adjournments or postponements thereof, or (ii) with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournments or postponements thereof, in order for the common shares represented thereby to be voted at the Meeting or any adjournments or postponements thereof.

The common shares represented by any proxy will be voted for, against or withheld from voting with respect to the matters described herein in accordance with the instructions provided by the shareholder or any ballot that may be called for and if a shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. In the absence of any specification, such proxies will be voted FOR the election of directors, FOR the ratification of an amendment to the Company's bylaws to include advance notice and certain other requirements for shareholders to propose director nominations or other business for shareholder meetings, FOR the approval of the resolution to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in this Proxy Circular and Proxy Statement and FOR the appointment of auditors.

The form of proxy also confers discretionary authority upon the persons named therein with respect to amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting. The Company knows of no other matters to come before the Meeting other than matters referred to in the Notice of Meeting. If any matters which are not now known should properly come before the Meeting or if any amendments or variations to the matters referred to in the Notice of Meeting are presented for consideration at the Meeting, the forms of proxy will be voted on such matters, amendments and variations in accordance with the best judgment of the person voting the proxy.

A shareholder has the right to appoint a person (who need not be a shareholder) as proxy holder to attend and act on his or her behalf at the Meeting other than the representatives of Management and the Board of Directors designated in the form of proxy. The shareholder may exercise this right by inserting the name of the nominee in the space provided in the form of proxy or may complete another appropriate form of proxy, and in each case delivering the completed proxy in the manner set forth above.

Voting Procedures

A shareholder may vote “FOR” or “WITHHOLD” his or her vote relating to the election of a director or the appointment of the independent registered accounting firm. In the case of the votes for the ratification of an amendment to the Company's bylaws to include advance notice and certain other requirements for shareholders to propose director nominations or other business for shareholder meetings, proxies may be marked “FOR” or “AGAINST.” In the case of the votes for the approval, on an advisory basis, of the compensation of the Company's named executive officers, as described in this Proxy Circular and Proxy Statement, proxies may be marked “FOR” or “AGAINST.” By a non-binding advisory vote, a shareholder may (i) vote to approve the Company's executive compensation program, (ii) vote against the Company's executive compensation program or (iii) abstain from voting on the matter. Your shares will be voted as you instruct via the telephone or Internet voting procedure described on the Proxy Card or the Notice of Internet Availability of Proxy Materials, or as you specify on your Proxy Card(s) if you elect to vote by mail.

Brokers who are registered shareholders owning shares on behalf of beneficial owners are required under stock exchange rules to obtain the instructions of beneficial owners before casting a vote on certain matters. In the absence of such instructions, the broker may not vote the shares on such matters, and such a situation is referred to as a “broker non-vote.” Broker non-votes are not treated as votes cast for purposes of these matters and will not have any impact on the outcome. It is expected that brokers will lack discretionary voting authority with respect to the election of directors, the ratification of an amendment to the Company's bylaws to include advance notice and certain other requirements for shareholders to propose director nominations or other business for shareholder meetings and the non-binding advisory vote on executive compensation, but will not lack discretionary voting authority with respect to the proposal regarding the appointment of the independent registered public accountants.

For purposes of the shareholder vote, an abstention, which occurs when a shareholder attends the Meeting, either in person or by proxy, but abstains from voting, will have the same effect as voting against the non-binding advisory vote on executive compensation.

Quorum Requirement

The required quorum for the transaction of business at the Meeting is at least two persons present in person and representing in their own right, or by proxy, or as a duly authorized representative of any registered shareholder that is a body corporate or other legal entity, at least

33 1/3% of the Company's outstanding common shares entitled to vote at the Meeting. Common shares represented by proxies marked “WITHHOLD” or “ABSTAIN” and proxies returned as broker “non-votes” will be considered present for quorum purposes.

NON-REGISTERED HOLDERS

Only registered holders of common shares of the Company or the person(s) they appoint as their proxy holder are permitted to vote at the Meeting. However, in many cases, common shares of the Company beneficially owned by a holder are not registered in the name of the holder (a “Non-Registered Holder”) but are rather registered either (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the common shares or (b) in the name of a clearing agency (such as The Depository Trust Company or The Canadian Depository for Securities Limited) of which the Intermediary is a participant (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP's, RRIF's, RESP's and similar plans). In accordance with applicable securities laws, the Company has distributed copies of the Notice of Internet Availability of Proxy Materials to the clearing agencies and Intermediaries for further distribution to Non-Registered Holders. Intermediaries are required to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders.

If you are a Non-Registered Holder, and elect to vote via telephone or the Internet, your vote will be submitted to the Intermediary that holds your common shares. If you request paper Proxy Cards and elect to vote by mail, you will return your executed Proxy Card to your Intermediary. Shortly before the Meeting, each Intermediary totals the votes submitted by telephone, Internet or mail by the beneficial owners for whom it holds common shares, and submits a Proxy Card reflecting the aggregate votes of such beneficial owners. If you are Non-Registered Holder and wish to vote in person at the Meeting (or have another person attend and vote on your behalf), you must obtain a legal proxy issued in your name from the Intermediary that holds your common shares and bring such proxy to the Meeting and present it to the scrutineers of election with your ballot to be able to vote at the Meeting.

REVOCATION OF PROXIES

Any shareholder who has given a proxy may revoke it by (i) timely delivering a written revocation delivered to the Corporate Secretary, (ii) timely submission of another valid proxy bearing a later date (including through any alternative voting procedure described on the Notice of Internet Availability of Proxy Materials or Proxy Card), (iii) attending the Meeting and giving the scrutineers for the Meeting notice that you intend to vote your shares in person or (iv) any other manner permitted by law. If your shares are held by an Intermediary, you must contact your Intermediary in order to revoke your proxy. You may notify the Corporate Secretary of your revocation, by depositing an instrument in writing executed by you or your attorney authorized in writing at the U.S. corporate headquarters of the Company, 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801, (Tel. 800-282-3232) or the registered office of the Company, 204 Black Street, Suite 300, Whitehorse, Yukon Territory, Canada, Y1A 2M9, (Tel. 867-668-5252), to the attention of the Corporate Secretary, at least three business days preceding the day of the Meeting or any adjournments or postponements thereof.

SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2016 ANNUAL MEETING

If you want to propose a matter for a vote by the Company's shareholders at the Company's 2016 Annual Meeting of Shareholders, you must send your proposal to the Company's Secretary at the following address: 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801. For proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company may omit your proposal from next year's Proxy Circular and Proxy Statement under applicable United States securities laws if it is not received by the Company's Secretary at the address noted above by December 3, 2015. For shareholder proposals submitted pursuant to section 138 of the Business Corporations Act (Yukon), the Company may omit your proposal from next year's Proxy Circular and Proxy Statement under applicable Yukon corporate law if, among other things, it is not received by the Company's Corporate Secretary at the address noted above by January 11, 2016.
If the Advance Notice Bylaw Amendment is approved, ratified and confirmed by the shareholders of the Company, any proposal for the Company's 2016 Annual Meeting of Shareholders will not be presented unless such proposal (i) is received by the Company’s Secretary at the address above by March 13, 2016 and (ii) otherwise satisfies the requirements set forth in the Company's bylaws.

FINANCIAL STATEMENTS AND AUDITORS' REPORTS

At the Meeting, we will submit to you the Company's consolidated financial statements for the year ended December 31, 2014 and the related report of our auditors. No vote will be taken regarding the financial statements.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF

As of the close of business on March 23, 2015, Catamaran had [X] common shares outstanding. Each holder of common shares is entitled to one vote for each common share registered in such holder's name as at the close of business on the Record Date.

In accordance with the Business Corporations Act (Yukon), if a shareholder transfers ownership of any of their common shares after the Record Date, the transferee may be entitled to vote the common shares at the Meeting. To gain entitlement to vote those common shares, the transferee must produce properly endorsed common share certificates or otherwise establish that the transferee owns the common shares, and must demand not later than 10 days before the Meeting, that the transferee's name be included in the list of shareholders before the Meeting.

The following tables set forth certain information, as of March 23, 2015, concerning the persons or entities known to us to be beneficial owners of or exercise control or direction, directly or indirectly, over more than 5% of the common shares as well as the number of common shares that our directors and executive officers directly or indirectly own. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all common shares beneficially owned set forth opposite their name. Percentage ownership is based on an aggregate of [X] common shares outstanding on March 23, 2015. Unless otherwise indicated, the business address of each shareholder listed below is Catamaran Corporation, 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned, Controlled or Directed	Percentage of Class Beneficially Owned, Controlled, or Directed
BlackRock Inc. (1)	Common Shares	16,284,981	7.8%
55 E 52nd Street, New York, NY, 10022

(1) This information is based upon the Schedule 13G/A filed by BlackRock Inc. with the SEC on January 23, 2015. BlackRock Inc. has reported therein that it has sole voting power over 13,968,208 common shares, which are included in its 16,284,981 common shares over which it retains sole dispositive power.

Name of Beneficial Owner	Title of Class	Shares	Aggregate Stock Option Grants Exercisable within 60 Days of March 23, 2015	Aggregate Restricted Stock Units that Vest within 60 Days of March 23, 2015	Total Shares Beneficially Owned	Total Percentage of Class
Peter J. Bensen	Common Shares					*
Steven D. Cosler	Common Shares					*
William J. Davis	Common Shares					*
Steven B. Epstein	Common Shares					*
Betsy Holden	Common Shares					*
Karen Katen	Common Shares					*
Harry M. Kraemer	Common Shares					*
Anthony R. Masso	Common Shares					*
Mark Thierer	Common Shares					*
Jeffrey Park	Common Shares					*
John Romza	Common Shares					*
Joel Saban	Common Shares					*
Cliff Berman	Common Shares					*
Michael Shapiro	Common Shares					*
All executive officers and directors as a group as of March 23, 2015 (14 persons)	Common Shares					*

* Less than 1% owned.

MATTERS TO BE ACTED UPON AT THE MEETING

1.    Election of Directors

The articles of the Company provide that the Company shall have a minimum of six and a maximum of ten directors. The number of directors is currently set at nine. The directors elected at the Meeting will hold office until the close of the next annual meeting or until their successors are elected or appointed, whichever occurs first. The present term of office of each director of the Company will expire immediately prior to the election of directors at the Meeting. With respect to Mr. Thierer, his employment agreement provides that he will be nominated for election as a director at each annual meeting of shareholders during the period he serves as Chief Executive Officer of the Company.

As part of the Corporate Governance Guidelines attached hereto as Appendix A, the Board has adopted a policy for majority voting for individual directors, which requires that any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election, promptly tender his or her resignation to the Chairman of the Board. Upon receipt, the Chairman will refer the resignation to the Nominating and Corporate Governance Committee, who will review the circumstances of the election and make a recommendation to the Board as to whether or not to accept the tendered resignation. The Board must determine whether or not to accept the tendered resignation within 90 days following the meeting of shareholders in question and will promptly publicly disclose its decision and the rationale behind it. If a resignation is accepted, the Board may, in accordance with the provisions of applicable law and the governing documents of the Company, (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders; (ii) appoint a new director to fill the vacancy created by such resignation; (iii) reduce the size of the Board (subject to the minimum number of directors provided for in the Company’s articles); or (iv) call a special meeting of shareholders at which there will be presented a new candidate to fill the vacant position(s). The director who has tendered his or her resignation may not participate in the Board’s deliberations or vote regarding whether to accept the tendered resignation. This policy does not apply in circumstances involving contested director elections.

A shareholder may (i) vote for the election of a nominee or (ii) withhold his or her vote for the election of a nominee. Your shares will be voted as you instruct via the telephone or Internet voting procedure described on the Proxy Card or the Notice of Internet Availability of Proxy Materials, or as you specify on your Proxy Card(s) if you elect to vote by mail. If you sign, date and return the Proxy Card without specifying how you want your shares voted, they will be voted for the election of the director nominees. If unforeseen circumstances (such as death or disability) require the Board of Directors to substitute another person for any of the director nominees, your shares will be voted for that other person.

The following table, the notes thereto and the professional biographies immediately following such table set forth, among other things, the names and respective municipalities of residence of the persons proposed to be nominated for election as directors, their principal occupations, all positions and offices with the Company presently held by them and the date on which they were first elected or appointed as directors. The professional biography of each of the directors also contains information regarding some of the experience, qualifications, attributes or skills that led to the conclusion that the nominee should serve as a director of the Company. In addition to the individual experiences and attributes of each of the directors described in the following professional biographies, the Company highly values the collective experience, qualifications, and perspectives of the directors. We believe that the collective experiences, qualifications and perspectives of our directors results in a Board with the commitment and energy to advance the interests of our shareholders.

Name	State or Province and Country of Residence	Principal Occupation	Date First Became a Director
Mark A. Thierer (1)	Barrington, IL, USA	Chairman and Chief Executive Officer of the Company	January 27, 2006
Steven D Cosler (2)(3)	Winter Park, FL, USA	Operating Partner, Water Street Healthcare Partners	August 1, 2007
Peter J. Bensen (5)	Downers Grove, IL, USA	Chief Administrative Officer, McDonald's Corporation	December 14, 2011
William J. Davis (4)	Bexley, OH, USA	Chief Financial Officer, Blackboard Inc.	January 23, 2007
Steven B. Epstein (3)	Potomac, MD, USA	Founder, Epstein Becker & Green, P.C	August 31, 2012
Betsy D. Holden (3)(4)	Winnetka, IL, USA	Senior Advisor, McKinsey & Company	December 10, 2012
Karen L. Katen (5)	New York, NY, USA	Senior Advisor, Essex Woodlands	December 10, 2012
Harry M. Kraemer (4)	Wilmette, IL, USA	Executive Partner, Madison Dearborn Partners	July 9, 2012
Anthony Masso (5)	Royal Oak, MD, USA	Independent Consultant	September 17, 2007

Notes:

(1)	Chairman of the Board of Directors.

(2)	Lead Independent Director of the Board of Directors.

(3)	Member of the Nominating and Corporate Governance Committee.

(4)	Member of the Audit Committee.

(5)	Member of the Compensation Committee.

Mark A. Thierer, 55, has been a director since January 2006. Effective March 9, 2011, Mr. Thierer assumed his current role of Chairman and Chief Executive Officer ("CEO") of the Company. Previously, Mr. Thierer served as the President and Chief Operating Officer of the Company from September 2006 through June 2008 and President and CEO of the Company from June 30, 2008 through March 8, 2011. Prior thereto, Mr. Thierer was the President of Physicians Interactive, a former division of Allscripts Healthcare Solutions, Inc. ("Allscripts") (NASDAQ: MDRX), which provided online clinical education programs, from 2003 to 2006. Prior to Allscripts, Mr. Thierer spent ten years with CaremarkRx, now CVS/Caremark, where he was a corporate officer and key executive in helping to build Caremark into a pharmacy benefits manager and specialty pharmacy company. In his most recent capacity at Caremark, Mr. Thierer served as the Senior Vice President, New Ventures, responsible for developing Caremark's growth strategy. Prior to that role, Mr. Thierer managed Caremark's retail network operations, trade relations, specialty pharmacy, marketing, field operations, and corporate account functions. Prior to Caremark, Mr. Thierer spent ten years with IBM, managing sales of healthcare information management solutions. Mr. Thierer holds a Bachelor's degree in Finance from the University of Minnesota and a M.B.A. in Marketing from Nova Southeastern University in Florida. He also holds the designation of CEBS (Certified Employee Benefits Specialist) from The Wharton School. Mr. Thierer is an active member of numerous industry associations and serves on the Board of Directors of Discover Financial Services, Inc. (NYSE: DFS). Mr. Thierer is also an advisor to the Jeffrey Pride Foundation for Pediatric Cancer Research.

The Board concluded that Mr. Thierer should continue to serve as a director of the Company because of his understanding of the operations of the Company and the industry in which it operates in part due to his role as the Company's Chairman and CEO and his many years of healthcare related experience.

Steven D. Cosler, 59, has been a director since August 2007, and was appointed Lead Independent Director on March 9, 2011. Mr. Cosler is currently an Operating Partner at Water Street Healthcare Partners (“Water Street”), a Chicago-based private-equity firm focused exclusively on the healthcare industry. Mr. Cosler joined Water Street in 2006 and prior to that was President and Chief Executive Officer of Priority Healthcare Corporation (“Priority”), a publicly held specialty pharmacy and distributor that was acquired by Express Scripts in October 2005. Mr. Cosler was employed by Priority from 1996 to 2005, where he held a number of increasingly senior roles, culminating in his appointment as President and Chief Operating Officer in 2001, and President and CEO in 2002, a position he retained until the acquisition. Before joining

Priority, Mr. Cosler held leadership positions at Coresource, Inc., a third party administrator managing healthcare services, and at IBM. Mr. Cosler currently sits on the board of several privately held healthcare companies including Healthplan Holdings, Access Mediquip, Inc. and New Century Health. He is a graduate of Purdue University with a Bachelor's degree in Industrial Management.

The Board concluded that Mr. Cosler should continue to serve as a director of the Company in part due to his familiarity with the healthcare industry, given his experience in private equity investing in, acquiring and selling healthcare companies and as a former executive of a public specialty pharmacy and distribution company.

Peter J. Bensen, 52, has been a director since December 2011 and he currently serves as Chief Administrative Officer of McDonald's Corporation (“McDonald's”) (NYSE: MCD), a franchisor and operator of McDonald's restaurants in the global restaurant industry, a position he has held since March 1, 2015. Mr. Bensen has been a senior member of the financial team at McDonald's since 1996, including serving as Chief Financial Officer from January 2008 through March 2015, Corporate Senior Vice President-Controller from April 2007 through December 2007 and Corporate Vice President-Assistant Controller from February 2002 through March 2007. Prior to joining McDonald's, Mr. Bensen was a senior manager at Ernst & Young. Mr. Bensen is a member of the Board of Trustees for the John G. Shedd Aquarium. He is a graduate of St. Joseph's College with a Bachelor's degree in Accounting.

The Board concluded that Mr. Bensen should continue to serve as a director of the Company in part due to his finance skills and experience as an executive of a large multi-national corporation.

William J. Davis, 47, has been a director since January 2007. Mr. Davis is currently the Chief Financial Officer, or CFO, of Blackboard Inc. ("Blackboard"), a provider of enterprise software applications and related services to the education industry based in Washington, D.C., a position he has held since May 2012. In this role, Mr. Davis is responsible for all financial operations of Blackboard. Prior to joining Blackboard, Mr. Davis was CFO of Allscripts, the Chicago-based healthcare information technology provider, from October 2002 until May 2012. Prior to joining Allscripts, Mr. Davis was the CFO of Lante Corporation, a technology consulting firm. From 1991 through 1999, Mr. Davis was a member of the Technology Group of PricewaterhouseCoopers LLP. Mr. Davis earned a Bachelor's degree in Accounting from the University of Cincinnati and a M.B.A. from Northwestern University.

The Board concluded that Mr. Davis should continue to serve as a director of the Company in part due to his familiarity with public company reporting responsibilities and complex corporate transactions as a result of his work experience as the CFO of Blackboard, Allscripts and Lante Corporation.

Steven B. Epstein, 71, has been a director since August 2012. Mr. Epstein is a founding member of the law firm Epstein Becker & Green, P.C., one of the first law firms to specialize in health care law when established in 1973, and which has since grown to approximately 275 lawyers in 11 cities. Mr. Epstein currently serves as the senior partner in the firm's Washington D.C. office. In 1972, prior to founding Epstein Becker & Green P.C., Mr. Epstein was a legal consultant to the U.S. Department of Health, Education and Welfare. Mr. Epstein previously sat on the boards of Health Management Associates Inc. (NYSE: HMA) (from August 2013 until January 2014), Team Health (NYSE: TMH) (from 2011 to 2013), and Emergency Medical Services Corporation (now, Envision Healthcare, NYSE: EVHC) (from 2005 until 2011). He currently serves on the Boards of Directors and Boards of Advisors of numerous health care and venture capital companies and educational institutions, including Discovery Holdings Ltd., a publicly held company in Johannesburg, South Africa. Mr. Epstein, a graduate of the Columbia Law School, currently serves as chairman of the Columbia Law School Board of Visitors.

The Board concluded that Mr. Epstein should continue to serve as a director of the Company in part due to his knowledge of the healthcare industry through his experience as the founding member of a leading law firm specializing in health care law.

Betsy D. Holden, 59, has been a director since December 2012. Ms. Holden is a senior advisor to McKinsey & Company, a global management consulting firm, a position she has held since April 2007. Ms. Holden served as President, Global Marketing and Category Development of Kraft Foods Inc., a food business unit of Altria Group, Inc., from January 2004 through June 2005, Co-Chief Executive Officer of Kraft Foods Inc. from March 2001 until December 2003, and President and Chief Executive Officer of Kraft Foods North America from May 2000 until December 2003. Ms. Holden began her career at General Foods in 1982. She currently serves as a director of the Western Union Company (NYSE: WU) and Diageo plc (NYSE: DEO) and is on the Dean's Advisory Board of Northwestern University's Kellogg School of Management and the Board of Visitors for Duke University's Trinity College. Ms. Holden earned a Bachelor's degree in education from Duke University and master's degrees in education and business administration from Northwestern University.

Ms. Holden brings to the Board experience as a chief executive officer of a large U.S.-based multinational company and provides the Board with insights into consumer marketing and brand management from her years of experience with Kraft Foods. She is familiar with the challenges of operating in a highly regulated industry. Her current role as Senior Advisor to McKinsey & Company is focused on strategy, marketing, innovation, and board effectiveness initiatives across a variety of industries.

Karen L. Katen, 66, has been a director since December 2012. Ms. Katen is a senior advisor to Essex Woodlands, a healthcare growth equity and venture capital firm. She joined Essex Woodlands in October 2007. Ms. Katen retired in March 2007 as Vice Chairman of Pfizer Inc., a research-based, global pharmaceutical company. Ms. Katen joined Pfizer in 1974 and held a series of management positions with increasing responsibility, including serving as President of Pfizer Global Pharmaceuticals and Executive Vice President of Pfizer from 2001 to 2005 and President of Pfizer Human Health, the company's principal operating group, from 2005 to 2007. She has also served as Chairman of the Pfizer Foundation, a charitable foundation affiliated with Pfizer. She currently serves as a director of Harris Corporation (NYSE: HRS), The Home Depot, Inc. (NYSE: HD) and Air Liquide, a publicly held company based in Paris, France. Ms. Katen has served with several healthcare-related organizations, including as a member of the Global Advisory Board of Takeda Pharmaceutical Company Limited, Treasurer of PhRMA, an industry association representing research-based pharmaceutical companies in the U.S., a board member of the National Alliance for Hispanic Health, a member of the Healthcare Leadership Council, a Chairman of the RAND Corporation's Health Board of Advisors and a Chairman of Armgo Pharma Inc. She is also on the Board of Trustees of the Economic Club of New York and the University of Chicago and is a council member of the Booth Graduate School of Business at the University of Chicago. Ms. Katen earned a B.A and an M.B.A. from the University of Chicago.

The Board concluded that Ms. Katen's prior service as a senior executive officer of Pfizer Inc., including as Vice Chairman, as President of Pfizer's principal operating group and as an executive in other operations, provides her with knowledge of complex strategic, operational, management, regulatory, research and development, financial and governance issues faced by a large public company. In addition, Ms. Katen brings to our Board a wide range of experience as a board member of some of the largest U.S.-based companies.

Harry M. Kraemer, 59, has been a director since July 2012. Mr. Kraemer has been an executive partner of Madison Dearborn Partners, LLC, a private equity investment firm based in Chicago, since January 2005. Mr. Kraemer is also a clinical professor of management and strategy at Northwestern University's Kellogg School of Management. Prior to joining Madison Dearborn Partners in 2005, Mr. Kraemer was the Chairman and CEO of Baxter International Inc. (NYSE: BAX), a global healthcare company. He joined Baxter in 1982 and became the chief executive officer in January 1999, assuming the additional responsibility of chairman of Baxter's board of directors in January 2000. Before joining Baxter, Mr. Kraemer worked for Bank of America in corporate banking and for Northwest Industries in planning and business development. Mr. Kraemer is active in business, education and civic affairs. Mr. Kraemer currently serves on the board of directors of Leidos, Inc. (NYSE: LDOS, formerly Science Applications International Corporation), Sirona Dental Systems Inc. (NASDAQ: SIRO) and VWR International; on the board of trustees of Northwestern University and Lawrence University; on the Dean's Advisory Boards of the Kellogg School of Management and the Johns Hopkins Bloomberg School of Public Health; and on the Conference Board of the Board of Trustees of the John Hopkins Bloomberg School of Public Health. Mr. Kramer received an M.B.A. from Northwestern University's Kellogg School of Management.

The Board concluded that Mr. Kraemer should continue to serve as a director of the Company due to his knowledge of the healthcare industry through his experience as the CEO of Baxter International Inc., as well as his investment and health expertise background in commercial and international business.

Anthony Masso, 73, has been a director since September 2007. He has 35 years of experience in the healthcare industry. Mr. Masso retired as the President and CEO of Consortium Health Plans, Inc. (“Consortium”), a national coalition of 19 Blue Cross Blue Shield plans that is focused on building market share. He currently serves as Executive Advisor to Water Street. Prior to Consortium, Mr. Masso was President of StrongCastle LLC, a private consulting company that specializes in the implementation of strategic business plans for corporate clients from 2000 to 2003. Mr. Masso was also previously President of Litho Group, Inc., and Executive Vice President of Integrated Health Services, Inc from 1994 to 2000. Mr. Masso spent four years as Senior Vice President of the Health Insurance Association of America, where he planned and implemented a transformation of indemnity insurers into managed care networks. As Senior Vice President of Aetna Health Plans, Mr. Masso was responsible for the East Coast operations for all HMO and POS health plans.

The Board concluded that Mr. Masso should continue to serve as a director of the Company in part due to his knowledge of the healthcare industry through his experience as the CEO of a national coalition of Blue Cross Blue Shield Plans as well as his prior work experience in the consulting industry.

Executive Officers

As of March 23, 2015, our executive officers, and their ages and positions are:

Name	Age	Office and Position Held
Mark Thierer	55	Chairman and Chief Executive Officer
Jeffrey Park	43	Executive Vice President, Operations
John Romza	59	Executive Vice President, Quality and Innovation
Joel Saban	47	Executive Vice President, Pharmacy Operations
Clifford Berman	55	Senior Vice President, General Counsel and Corporate Secretary
Michael Shapiro	44	Senior Vice President and Chief Financial Officer

Mark Thierer, 55, has served as our Chairman and CEO since March 9, 2011 and President and Chief Executive Officer since June 30, 2008. Information about Mr. Thierer's tenure with us and his business experience is presented above under “Matters to be Acted Upon at the Meeting - Election of Directors.”

Jeffrey Park, 43, has served as our Executive Vice President, Operations since March 24, 2014 and CFO from March, 2006 to March 24, 2014. Prior to his appointment, Mr. Park was a member of our Board of Directors and was Senior Vice President of Covington Capital Corporation, a private equity venture capital firm. Mr. Park, a Chartered Accountant, joined Covington in 1998. Prior to Covington, Mr. Park worked for IBM in several areas of their Global Services Organization.

John Romza, 59 has served as our Executive Vice President of Quality and Innovation since January 2014, Executive Vice President of Research and Innovation from January 2012 to January 2014 and Chief Technology Officer and Executive Vice President of Research and Development from June 2007 to January 2012. Mr. Romza is responsible for driving process improvement, quality and project management as well as overseeing Catamaran’s dedicated Office of Innovation, where he and his team create inventive new products and services. Mr. Romza has over 25 years of overall software development experience and 20 years of experience in developing software products for the pharmacy industry. Mr. Romza joined us as a result of our acquisition of ComCoTec in 2001, where he was Vice President, Research and Development.

Joel Saban, 47, joined the Company in June 2010 as our Executive Vice President, Pharmacy Operations. Mr. Saban is responsible for the Company's retail, mail and specialty operations. Prior to joining the Company in 2010, Mr. Saban was the Senior Vice President of Industry Relations at CVS/Caremark Corporation for 13 years. Prior to CVS/Caremark, Mr. Saban served as Director of Medical and Scientific Affairs for the Alzheimer’s Association.

Clifford Berman, 55, has served as our Senior Vice President, General Counsel and Corporate Secretary since March 2008. Prior to joining the Company, he served as Division Counsel, Legal Regulatory and Compliance for Abbott Laboratories. Mr. Berman joined Abbott Laboratories in 2002. Prior to Abbott Laboratories, Mr. Berman worked for four years at Allscripts, where he served as Senior Vice President, General Counsel, and Chief Privacy Officer. Earlier in Mr. Berman's career he also held a number of positions over an eight-year period with Caremark, Inc., including Vice President, Legal Services.

Michael Shapiro, age 44, has served as our Senior Vice President and Chief Financial Officer since March 24, 2014 and Senior Vice President, Finance from February 2012 to March 24, 2014. Prior to joining Catamaran, he was Vice President and Chief Financial Officer of Rexnord Corporation (NYSE: RXN), a global industrial company, from February 2010 to November 2011. Prior to that time, Mr. Shapiro served as Vice President, Finance and Business Development for the Renal Division of Baxter International Inc. (NYSE: BAX) (“Baxter”), a global medical device and biopharmaceutical manufacturer, since 2008. Mr. Shapiro, who joined Baxter in 1995, also held various other positions with Baxter, including Vice President, Corporate Financial Planning and Analysis; Vice President and Assistant Treasurer, Corporate Treasury; Director of Investor Relations, Corporate; Director of Global Operations Finance, BioScience Division; and Director of Global Operations Finance, BioScience Division. Mr. Shapiro, a certified public accountant, began his career at Deloitte & Touche LLP, a public accounting firm.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Introduction

In this Compensation Discussion and Analysis ("CD&A"), we address the compensation objectives, policies and practices relating to the 2014 compensation paid or awarded to our Named Executive Officers (“NEOs”). Effective March 24, 2014 Jeff Park was promoted to the newly-created position of Executive Vice President, Operations, and Mike Shapiro succeeded him as Senior Vice President and Chief Financial Officer.

Our NEOs for 2014 were:

•	Mark Thierer, Chairman and Chief Executive Officer;

•	Jeffrey Park, Executive Vice President, Operations;

•	Michael Shapiro, Senior Vice President and Chief Financial Officer;

•	John Romza, Executive Vice President, Quality and Innovation;

•	Joel Saban, Executive Vice President, Pharmacy Operations; and

•	Clifford Berman, Senior Vice President, General Counsel and Corporate Secretary

Executive Summary

The Compensation Committee considers many factors when setting policies and practices for determining compensation to be paid or awarded to the Company's employees, including its executive officers. These factors are described in further detail later in this CD&A, but a fundamental element is linking pay to the performance of the Company and individuals. The Compensation Committee believes that this pay-for-performance culture further aligns objectives among the Company, its employees, and its shareholders.

The Company completed 2014 with its most successful year to date in terms of revenue and net income. Highlights of 2014 that were considered in the Compensation Committee's compensation decisions included the following:

•	Revenues increased 46.1% to $21.6 billion from $14.8 billion in 2013;

•	Net income attributable to the Company increased 21.0% to $317.3 million from $262.2 million in 2013;

•	Diluted earnings per share increased 20.5% to $1.53 from $1.27 in 2013;

•
Most of the key performance targets, set by the Compensation Committee, were met or exceeded throughout the year, including successful integration of the Restat acquisition, customer retention and satisfaction, leadership, ability to attract, retain, and build high performance teams, and operational improvements; and

•	As illustrated in the following chart, over the past two years the Company experienced an overall increase in net income attributable to the Company and share price of 172.0% and 9.9%, respectively.

Net Income and Share Value Increases

Based on the Compensation Committee's assessment of the Company's results and accomplishments in 2014 and 2013, including the achievement of record performance levels by the Company as described previously, as well as input from the Compensation Committee's compensation consultant, the Company's business and talent needs, our performance relative to the performance of the Company's peers, the overall economic environment, and competitive compensation trends in the marketplace, the Committee made the following compensation decisions with respect to our NEOs:

•	The 2014 annual bonuses were earned at near target levels for the six NEOs with an average bonus payout equal to [X] of target;

•
The weighting of the Company's 2014 annual long-term incentive awards was changed to 50% performance-based RSUs (at target performance), 25% RSUs and 25% stock options, as compared to the 2013 weighting of 33.3% performance-based RSUs (at target performance), 33.3% RSUs and 33.3% stock options.

•
Beginning with the 2014 long-term incentive awards, in the event of a change of control, a qualifying termination of employment (or the acquirer’s failure to assume such awards) will result in accelerated vesting of the awards (i.e., considered a “double trigger”).

•
Mr. Thierer and Mr. Park's employment contracts were amended to eliminate the following: excise tax gross-up provisions, single trigger for cash severance upon a change of control and the evergreen contract duration. The employment agreements were also amended to extend the period in which the executives are subject to non-competition and employee and customer non-solicitation covenants from 12 months to 24 months following termination of employment, provided that the executives are eligible to receive severance benefits.

•
In 2014 Messrs. Saban and Romza received special time-based RSU grants that vest in one-half increments for achievements related to significant cost improvements from 2012 through 2013 related to the Catalyst acquisition.

•	Performance-based RSUs granted in 2012 vested at the maximum level (200%), as discussed later in this CD&A.

The Compensation Committee and the Company reviews the Company’s executive compensation programs on an ongoing basis to evaluate whether they support the Company’s executive compensation philosophy and objectives. The Company has adopted the following corporate governance practices, each of which the Compensation Committee believes reinforces the Company’s executive compensation philosophy and objectives:

•	stock ownership guidelines for our executives and non-employee directors,

•	a stock trading policy which prohibits hedging and pledging of Company securities, and

•	a clawback policy.

Each of these practices is discussed in further detail in this Compensation Discussion and Analysis.

Compensation Philosophy and Objectives

The overall compensation program for salaried employees, including the NEOs, is designed and is administered to promote superior job performance and the achievement of business objectives. There are three main objectives of our executive compensation program: first, to maximize shareholder value over the long-term; second, to attract and retain highly qualified executives deemed necessary for the achievement of the long-term financial objectives of the Company; and third, to provide incentives and reward each executive for his or her contributions to the Company. In particular, the goals of our executive compensation program are to reward past and current performance, to provide incentives for future performance, and to align the executives' long-term interests with those of investors. The Compensation Committee believes that these objectives can best be accomplished by an executive compensation program that reflects the following five principles:

•	Attract and retain the highest caliber executives by providing compensation opportunities comparable to those offered by other companies with which Catamaran competes for business and talent;

•	Align total compensation with long-term shareholder value creation and foster a culture of equity ownership;

•
Structure compensation packages with the majority of senior executives’ target compensation opportunity being variable, based on measurable business performance, which balances risk with the potential reward;

•	Provide flexibility to adapt to changing business and talent needs; and

•	Establish compensation program costs that the Compensation Committee believes to be reasonable, affordable and appropriate.

The following table describes each executive compensation element for 2014 and each element’s relationship to the executive compensation philosophy outlined above.

Compensation Element	Principles	Relationship to Compensation Philosophy
		Accountability and Rewarding Results	Alignment with Shareholder Interests	Attract and Retain
Base Salary	Establish a pay foundation at competitive levels to attract and retain talented executives.			X
Annual Incentive Awards
Designed to reward annual performance against pre-established targets. In 2014, these financial targets included revenue (including new sales), and earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Compensation Committee determined to be measures of the Company's performance that are meaningful to our shareholders. Also included qualitative objectives specific to each NEO.

		X	X	X
Long-Term Incentive Awards
Long-term incentive awards are designed to further align the interests of our executives with those of our shareholders by focusing the executives on long-term objectives over a multi-year vesting period with performance-based RSUs earned based on EPS growth as well as time-based RSUs and stock options.
		X	X	X
Other Compensation and Benefits
Executives are eligible to participate in health, welfare and retirement benefit plans generally available to other Catamaran employees. A non-qualified deferred compensation plan is also available to executives for tax advantaged savings, along with a limited offering of market-based perquisites. Each of our NEOs is subject to an employment agreement that provides for severance benefits following a qualifying termination of employment.

X

Our Compensation Committee

The Compensation Committee currently consists of Messrs. Bensen and Masso and Ms. Katen, with Mr. Bensen serving as the Chair. Each of the Compensation Committee directors has significant experience in compensation matters as a result of their service as executive officers or advisors to various companies. The Compensation Committee's agenda and meeting calendar are determined by the Compensation Committee, with input as appropriate, from Mr. Thierer, the Chairman and CEO of the Company. At the request of the Compensation Committee, Mr. Thierer, attended meetings of the Compensation Committee during 2014. At such meetings, Mr. Thierer made recommendations from time to time to the Compensation Committee regarding base salary levels, incentive compensation awards, and equity awards for the Company's executive officers other than himself. Mr. Thierer did not attend portions of the meetings relating to his compensation. In addition, the Compensation Committee invited the Company's independent compensation consultant to attend certain meetings of the Compensation Committee to discuss the design, implementation, and administration of annual incentive, equity incentive, and senior executives employment contracts. The Compensation Committee also meets regularly in executive sessions without the presence of any executive officers.

Compensation Consultant

The Compensation Committee engaged an external consultant, Pay Governance LLC ("Pay Governance") to assist the Committee with compensation matters, including reviewing the Company's peer group and compiling peer group benchmarking information, as well as performing an independent analysis of our executive compensation and director policies and practices. Pay Governance did not provide any other services to the Company and, accordingly, the Compensation Committee determined that Pay Governance's work on behalf of the Compensation Committee did not present any conflict of interest.

Pay Governance advised the Compensation Committee with respect to the compensation arrangements for our executive officers and directors, and provided advice with respect to our compensation practices in relation to the Company's comparative peer group and general industry companies. The analysis of our executive compensation policies and practices provided by Pay Governance considered financial metrics for our peers, including market capitalization, revenue, various measures of profitability, and growth in the Company's share price. In order to prepare its analysis for the Compensation Committee, Pay Governance met from time to time with senior management.

In setting executive officer compensation levels, the Compensation Committee considered the comparative compensation analyses provided by Pay Governance, which included two general industry market surveys, as well as a proxy peer group analysis, and then applied the collective experience and judgment of the Compensation Committee to such data (and the relative significance of the various comparative analyses) to make its 2014 compensation decisions. In late 2013, Pay Governance used Towers Watson's 2013 Executive Compensation survey, which included compensation information from over 1,000 companies and the 2013 Equilar Compensation Survey which included compensation information from 1,400 companies. The proxy peer group used in assessing 2014 compensation was generated by Pay Governance, reviewed by management of the Company and approved by the Compensation Committee. The comparative information from the peer group was obtained by Pay Governance from publicly filed reports of each company in the comparative peer group, and the general industry data were gathered from the compensation surveys noted above. At the request of the Compensation Committee, a representative of Pay Governance attended meetings of the Compensation Committee (including meetings with the Committee without management), apprised the Committee of market trends provided competitive benchmarking regarding executive officer and director compensation levels, as well as selected compensation programs, including long-term incentive plan design.

Role of Executives in Determining Compensation

The CEO annually determines performance objectives and reviews the performance of all NEOs. The performance objectives are based upon individual performance and overall Company financial performance and are approved by the Compensation Committee. The CEO prepares a self-assessment of himself and an assessment of all other NEOs and provides recommendations regarding base pay increases, incentive compensation awards, and equity awards for each of the executive officers other than himself. Competitive market data is one factor used in determining recommendations for the other NEOs. In making recommendations, the CEO considers, among other factors, the Company's ability to replace the individual in the event of the executive's departure, size of the organization under the executive's control (including the number of employees, revenue and profitability under the executive's control), performance, and the amount received by others with relatively similar positions and titles, at our peer group companies and in general industry. The competitive market data is used as a guide for compensation decisions and, the CEO and the Compensation Committee in general, target total cash and equity compensation opportunity (considered as base salary, performance-based annual bonus and long-term incentive awards) for senior executives at the market median assuming target performance is achieved, with the opportunity to earn compensation in excess of the 75th percentile based on our performance.

The recommendations submitted by the CEO are reviewed by the Compensation Committee. The Compensation Committee evaluates performance against the performance objectives and solicits feedback from the Board as it relates to the individual performance measures. The determination of compensation actions for all NEOs involves thorough processes that include Compensation Committee review and approval of compensation program design and practices, and discussions between the CEO and the Compensation Committee with respect to each NEO's performance. The recommendations submitted by the CEO are reviewed by the Compensation Committee and discussed with the CEO to determine the final recommendations. The Compensation Committee determines the compensation program for all NEOs and approves the total compensation package for each of the NEOs.

Peer Group Information

The CEO and the Compensation Committee use peer group and general industry data as a guide to evaluate whether our executive compensation program is competitive with the market place and to help us attract and retain executives and motivate them to increase the Company's long-term shareholder value. Peer group companies were selected based on a number of factors, including industry, revenues, number of employees, market capitalization, and product and services offerings. The Compensation Committee and the Company's management consider the list of peers prepared by Pay Governance and assess the information provided to determine if any modifications or amendments are needed to the peer group companies for compensation and performance comparison purposes.

The Compensation Committee considered various factors for setting 2014 target compensation levels, including market data for the 13 companies listed below.

Peer Group for Fiscal Year 2014
Aetna Inc.	Health Net, Inc.
Cigna Corp.	Humana Inc.
Community Health Systems, Inc.	Tenet HealthCare Corp.
Computer Science Corporation	Universal Health Services Inc.
Covidien plc	Unum Group
HCA Holdings Inc.	Xerox Corp.
Henry Schein, Inc.

The peer group was updated for 2014 compensation decisions based on recommendations made by Pay Governance. One company, Amerigroup Corporation, was removed from the 2013 peer group due to it being acquired.

The peer group considered companies in the healthcare services and technology industries that were of similar size measured by revenue, market capitalization and business complexity and with a median revenue level of $15.0 billion. The Company considers the above companies for purposes of evaluating the competitiveness of the compensation levels for its executives. Additionally, the Company uses PBM industry participants, such as Express Scripts, Inc., when determining financial metrics, such as revenue, EPS and EBITDA growth, on which to base its compensation targets. While these companies may not be included in the peer group to evaluate compensation levels, they are considered in establishing metrics for measuring the Company's and executives' performance.

Elements of Compensation and Rationale for Pay Mix

A variety of compensation elements are used to achieve the Company's goals, including base salary, annual incentive compensation awards and equity awards, all of which are discussed below. In determining the amount and types of compensation awarded to the executive officers, the Compensation Committee relies on its yearly assessment of the Company's performance, the business judgment of the CEO, and the CEO's assessment regarding the individual performance of the other NEOs including each NEO's impact on the Company's overall financial performance. Factors influencing the Compensation Committee's assessment include:

•	Competitive compensation practices;

•	The Compensation Committee's subjective evaluation of the CEO's performance and, based on input from the CEO, the performance of the other NEOs;

•
The Company's actual financial performance compared to internal plans and the role the individual executive played in contributing to such results, such as sales growth, gross margin and operating expenses;

•	Operational management, such as project milestones and process improvements;

•	The NEO's effectiveness in implementing and delivering the Company's operational and strategic goals established for the NEO at or around the beginning of the fiscal year;

•	The level of the NEO's responsibilities within the Company, along with the NEO's individual expertise, skills and knowledge;

•	Leadership, including developing and motivating employees, collaborating within the Company, attracting and retaining employees and personal development; and

•	Labor market conditions, the need to retain and motivate, the potential to assume increased responsibilities and the long-term value to the Company.

We do not have a pre-defined framework that determines which of these factors may be more or less important, and the emphasis placed on specific factors may vary among the executive officers. Ultimately, it is the Compensation Committee's judgment of these factors along with competitive market data from the peer group and the surveys used that form the basis for approving the total compensation package for each NEO. In determining total compensation packages for the Company's executives, the Compensation Committee considers each executive's current salary and previous year's bonus and the need to establish a balance between incentives for long-term and short-term performance.

Base Salaries

Our philosophy is that base salaries should meet the objectives of attracting and retaining the executives needed to lead the business. The Compensation Committee annually reviews the base salaries of the NEOs, including the CEO, and considers increases based on Company profitability, market competitive salaries, position, responsibility and individual qualifications and performance. A component of this review is a comparison of current salaries, against compensation data of those reported for comparable positions in the Company's peer group and the general market survey used. The Compensation Committee also factors in internal salary levels within the Company, both with respect to other executive officers and senior employees. Base salaries may be adjusted at the Compensation Committee's discretion when competitive data indicates a significant market lag, in recognition of outstanding individual performance or an increase in the executive's functional responsibilities.

Based on the advice of the compensation consultant, competitive data for total compensation opportunities, individual responsibilities and individual performance, the Compensation Committee approved the following base salary increases for 2014: Mark Thierer 20.0% to $1,200,000, Jeffrey Park 10.2% to $700,000, John Romza 3.0% to $329,600, Joel Saban 5.6% to $475,000 and Clifford Berman 12.9% to $350,000. Mr. Shapiro, the Company's new CFO had a base salary of $425,000 in 2014. Please see “Compensation Paid to Our NEOs in 2014” for a discussion of the annual salary paid to each of our NEOs.The 2014 base salary increases moved our executive officers’ base salary levels to be near the median level of the companies included in the market data discussed above. Mr. Shapiro's and Mr. Park’s increases also reflect the significant increases in responsibilities in their new roles as a result of their promotions discussed above.

Annual Bonus

Executives and certain other key personnel are eligible for cash bonuses after the end of each fiscal year. The Compensation Committee approves the bonuses for the NEOs. The NEOs bonuses are based on the Company's overall performance and the achievement of specific financial goals pertaining to revenue and EBITDA, as well as certain individual goals (including operational, strategic and leadership goals important to the Company's continued success). These factors are weighted and then the NEO's fulfillment of these goals are evaluated. In making its final determinations, the Compensation Committee determines how each NEO contributed to the Company's achievement of its goals as well as each NEO's fulfillment of his individual goals.

Each NEO's bonus opportunity is based on the achievement of (i) the Company's financial performance factors, which represent 80% of the bonus opportunity, and (ii) individual performance factors, which represent 20% of the bonus opportunity. The target bonus opportunity as a percentage of base salary is 150% for the CEO, 100% for Mr. Park, 70% for Messrs. Shapiro and Saban, 65% for Mr. Romza and 50% for Mr. Berman. The maximum bonus opportunities were set at 200% of the target bonus opportunities, while the threshold opportunities were set at 50% of the target bonus opportunities. Please refer to the "2014 Grants of Plan-Based Awards Table" for the threshold, target and maximum bonus amounts for each of the NEOs.

		NEO Bonus Opportunity
Measure	Weight	Threshold	Target	Max
EBITDA	45%	22.5%	45%	90%
Revenue (1)	35%	17.5%	35%	70%
Individual performance (including qualitative goals)	20%	10%	20%	40%
Total	100%	50%	100%	200%
(1) Included in the overall revenue goals is a component of new sales recorded and recognized during the year.
The EBITDA target performance objective set for 2014 was $775 million with a minimum threshold of $745 million and the target total revenue performance objective was $19.1 billion. Actual EBITDA of the Company was $786.9 million and total revenue was $21.6 billion during 2014. The revenue performance objectives include the consideration of both new sales, measured as new clients signed in 2014, as well as total revenue recognized in the year. In determining the 2014 bonus awards the Compensation Committee also considered key strategic and operational accomplishments, including that the minimum EBITDA funding goal was achieved, the completion of the Restat integration and achievement of synergy objectives, implementation achievements related to the Cigna business, customer retention and satisfaction, leadership and operational improvements. Based on the Company's performance during 2014, the payouts under the annual bonus plan for Messrs. Thierer, Shapiro, Park, Romza, Saban and Berman equaled to [X], [X], [X], [X], [X] and [X] respectively, representing payouts at [X], [X], [X], [X], [X] and [X] respectively, of the target payout opportunity.

EBITDA is a non-GAAP measure that management believes is a useful supplemental measure and is commonly used by analysts and investors in assessing our operating performance prior to interest expense, other expenses, net, income taxes, depreciation and amortization. Management believes it is useful to exclude these expenses as they are essentially fixed amounts that cannot be influenced by management in the short term.

The amounts paid to the NEOs under our annual bonus plan for 2014 are outlined in “Compensation Paid to our NEOs in 2014” and included in the "2014 Summary Compensation Table."

Long-Term Incentive Compensation

The Long Term Incentive Plan ("LTIP") allows the Compensation Committee to award various forms of long-term incentive grants, including stock options, stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based awards. The Compensation Committee has sole discretion in selecting participants for long-term incentive grants.

For 2014, Pay Governance reviewed the structure of the LTIP grants for the Company. This review included analyzing the survey and peer data discussed above under “Compensation Consultant” and “Peer Group Information,” as well as considering the appropriate mix of the three award types used by the Company - stock options, time-based RSUs, and performance-based RSUs. In determining the range and mix of long-term incentive compensation, the Compensation Committee considered the total compensation of the NEOs and the Compensation Committee's desire to design compensation to promote our goal of pay for-performance. The weighting of the Company's 2014 annual long-

term incentive awards was changed to 50% performance-based RSUs (at target performance), 25% time-based RSUs and 25% stock options, as compared to the 2013 weighting of 33.3% performance-based RSUs (at target performance), 33.3% time-based RSUs and 33.3% stock options. Also beginning with the 2014 long-term incentive awards, in the event of a change of control, a qualifying termination of employment (or the acquirer’s failure to assume such awards) will result in the accelerated vesting of the awards (i.e., considered a “double trigger”).

Performance-based awards are generally based upon the annual performance review process, which occurs in January through March of each year, concurrently with the compilation of the corporate performance data. Each individual has a performance plan comprised of both individual and financial objectives, which are weighted during the review process. The assessments prepared by the CEO are used to determine any incentive compensation equity awards and to support any recommendations for long-term incentive grants. The Compensation Committee reviews the assessments and long-term incentive grants are awarded on a discretionary basis.

In March 2014, the Compensation Committee granted the NEOs' annual long-term incentive awards under the LTIP. The awards consisted of performance-based RSUs, time-based RSUs and stock option awards. Each NEO received time-based RSUs and stock options that vest in one-fourth increments on each grant date anniversary. In 2014 Messrs. Saban and Romza also received a special time-based RSU grant that vests in one-half increments on each grant date anniversary for achievements related to significant cost improvements from 2012 through 2013 related to the Catalyst acquisition. The performance-based RSUs vest if the Company achieves a minimum level of EBITDA and thereafter payouts are determined primarily based on cumulative EPS for the three fiscal years ended December 31, 2014, 2015, and 2016. At the time of grant, the cumulative EPS performance target goal was designed to reflect significant growth while being reasonably achievable with strong management performance. The Compensation Committee's objectives for the 2014 long-term incentive awards were to: (i) align the interests of our executives with the interests of our shareholders by focusing on objectives that support share price appreciation through stock options and performance-based RSUs and (ii) provide an ownership stake and retention incentive through RSUs. In determining the NEOs' 2014 equity grants under the LTIP, the Compensation Committee considered the following when assessing the award grants: 1) the total compensation of each of the NEOs, including the mix of all the elements of each NEO's compensation; 2) the analysis of competitive market survey data discussed above under "Compensation Consultant,” and the peer group compensation data discussed above under “Peer Group Information”; and 3) Pay Governance's review of current trends in the quantity and mix of equity awards included in long-term incentive programs provided by peer group companies and other similarly-sized companies.

As noted above, after achieving a minimum level of EBITDA, the primary performance criteria used to earn the performance-based RSUs is a three-year cumulative EPS target, in which the NEOs would earn a target payout for achieving a 15% three-year compounded annual growth rate ("CAGR") of EPS over the 2013 EPS levels of $1.27. Should the three-year CAGR be 10%, the NEOs would earn 50% of the target grant of the performance-based RSUs, and should the three-year growth rate meet or exceed 20%, the NEOs would earn 200% of the target grant of the performance-based RSUs. In determining the CAGR levels for the performance-based RSUs, management reviewed market trends and competitive financial results, as well as considered the Company’s much greater size and other factors, and recommended to the Compensation Committee that the three-year EPS CAGR threshold, target and maximum targets be modified to 10%, 15% and 20%, respectively, from the 15%, 20% and 25% levels used in the 2013 performance-based RSUs. After consideration, the Committee approved these CAGR levels for the 2014 performance-based RSUs. In addition, after achieving the minimum level of EBITDA, the Committee may also consider other performance metrics and factors when determining the payout levels in early 2017.

In March 2015, 75,652, 8,000, 30,260, 12,000, 16,000 and 8,000 performance-based RSUs for Messrs. Thierer, Shapiro, Park, Romza, Saban and Berman, respectively, that were granted in 2012 vested based on the Company's cumulative EPS performance over the three year period ended December 31, 2014, representing vesting at the maximum level. The performance goals as outlined in the respective 2012 performance-based RSU agreements were a cumulative EPS of $3.19 to achieve target vesting (100%), and $3.79 to achieve maximum vesting (200%). Actual EPS for the cumulative performance period was $3.50, which would result in vesting at 152%. In accordance with the adjustment provisions included in the LTIP, the Compensation Committee approved a $0.32 increase in the 2012 EPS after considering the impact on EPS of the additional cost incurred for the Catalyst and HealthTran acquisitions and the dilutive effect of the 2012 public share offerings and share issuance from the Catalyst acquisition, as those events were deemed unusual and non-recurring. After taking into consideration this adjustment the actual EPS for the cumulative performance period was $3.82 which represented a three-year cumulative growth rate of 36% and resulted in vesting at 200% of target.

Employment Agreements and Post-Termination Compensation

The Company enters into employment agreements with executives to attract, retain and motivate superior employees for key positions. The terms of the employment agreements are based upon our analysis of competitive compensation practices and our ability to attract these individuals.

The Company has employment agreements with each of the NEOs. The employment agreements provide for a certain level of severance payments under various scenarios, including termination by the Company without cause, resignation by the NEO for good reason, and termination in connection with a change of control. In return, each executive agrees to certain provisions, including non-competition and non-solicitation of customers or employees for a specified period of time post-employment. The Company provides severance benefits under the employment agreement because many of the companies with which we compete for executive talent provide similar benefits and these benefits are therefore deemed necessary for retention and recruitment purposes. The Company believes that these employment agreements serve to document a clear understanding between the Company and the NEO regarding the terms and conditions of the executive's employment with the Company, as well as the rights and obligations of each party if the employment relationship ends for any reason.

The employment agreements generally provide additional protection to the NEOs in the event of a change of control, including vesting of equity awards and additional severance benefits. In the case of Messrs. Shapiro, Romza, Saban, and Berman, the severance benefits following a change of control are payable only upon a so-called “double trigger.” This means that severance benefits are triggered within 12 months after the change of control only when the NEO is not retained in his current position or offered a comparable position with comparable compensation within that period. In the case of Messrs. Thierer and Park, in early 2014, the Board of Directors approved modifications to their employment agreements that included the elimination of the change of control single trigger “walkaway” cash severance, excise tax gross-up, and the evergreen contract duration, and modified the period following a change of control in which the executive could receive change of control severance benefits from 12 months to 24 months after a change of control. The amended and restated employment agreements also extend the period in which the executives are subject to non-competition and employee and customer non-solicitation covenants from 12 months to 24 months following termination of employment, provided that the executives are eligible to receive severance benefits. By providing change of control severance protections to the NEOs, the Compensation Committee believes it will enable these executives to focus on their duties without distraction in the face of a possible or an actual change of control and motivate these executives to negotiate the best merger or acquisition consideration for the Company's shareholders. Please see the “Employment Agreements” and “Potential Payments upon Termination or Change of Control” sections in this Proxy Circular and Proxy Statement for a description and the amounts of the severance benefits to be paid following each NEO's termination of employment as of December 31, 2014. Please see the narrative following the “2014 Summary Compensation Table” for a description of the material terms of each NEO's existing employment agreement.

Retirement Plans

The Company provides a 401(k) plan to its employees, including the NEOs. The Company's NEOs participate on the same terms as all other eligible Company employees. During 2014 the Company matched 100% of the first 1% of eligible earnings and 50% on the next 2% through 6% of eligible earnings. The Company does not maintain any defined benefit retirement plans.

The Company also provides a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for the purpose of providing certain employees, including the NEOs, an opportunity to defer compensation on a pre-tax basis. Employees eligible to participate in the Deferred Compensation Plan are selected in the sole discretion of a committee appointed by the Board of Directors of the Company. The Compensation Committee believes that the provision of the Deferred Compensation Plan is important as a retention and recruitment tool as many of the companies with which the Company competes for executive talent provide similar plans to their senior employees. Please see the “2014 Nonqualified Deferred Compensation” section of this Proxy Circular and Proxy Statement for further information regarding the Deferred Compensation Plan.

Perquisites

The Company provides NEOs with perquisites that the Company and the Compensation Committee believe are reasonable and consistent with the Company's overall compensation program to better enable the Company to attract, retain and motivate superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites provided to its NEOs. For 2014, perquisites consisted of an automobile allowance ($11,000 in the case of Mr. Thierer and $6,000 in the case of the other NEOs), and supplemental life insurance policies.

Consideration of Shareholder Vote

The Compensation Committee considers whether the Company's executive compensation and benefits program are aligned with the interests of the Company's shareholders. In that respect, as part of its on-going review of the Company's executive compensation program, the Compensation Committee considered the approval of 99% of the votes cast on the “say on pay” vote at the Company's prior annual meeting of shareholders and determined that the Company's executive compensation philosophy and objectives and compensation elements continued to be appropriate and did not make any changes to the Company's executive compensation program in response to such shareholder vote.

Deductibility of Executive Compensation

Under Internal Revenue Code Section 162(m), a company generally may not deduct compensation in excess of $1,000,000 paid to each of the chief executive officer and the other three most highly compensated officers, other than the chief financial officer. However, “performance-based compensation” is exempt from the deduction limit if certain requirements are met. While the Compensation Committee recognizes the desirability of preserving the deductibility of payments made to the NEOs, the Compensation Committee believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining the Company's key executives.

Stock Ownership Guidelines

An integral component of our executive compensation philosophy is the desire to facilitate and encourage long-term stock ownership and our stock ownership guidelines reinforce this element of our philosophy by requiring senior management to accumulate and retain significant stock ownership holdings over time. The Board of Directors has adopted certain stock ownership guidelines to strengthen the alignment of interests between the Company's management and shareholders and further promote the Company's commitment to sound corporate governance. These guidelines apply to the Company's NEOs and non-employee directors and are determined as a multiple of the executive's annual base salary or the director's annual cash retainer, respectively.

Such executives and directors are expected to own common shares valued in at least the following dollar amounts:

Title	Guideline
Chief Executive Officer	5 times annual base salary
Chief Financial Officer	4 times annual base salary
Other Officers at the SVP Level and Above	3 times annual base salary
Non-Employee Directors	5 times annual cash retainers

While these represent minimum ownership guidelines, executives and directors are encouraged to own common shares beyond these levels. The NEOs and non-employee directors will be required to achieve the applicable ownership guidelines within five years of hire or promotion to a position covered by the guidelines or appointment to the Board, as applicable, and are expected to make continuous progress toward their respective ownership guidelines during such five-year period. Until such guidelines are achieved, executives and directors will be required to retain an amount equal to 50% of the net profit shares received from any equity awards. This retention ratio applies to net profit shares received upon: (i) the vesting of restricted stock awards, time-based RSU awards, performance-based RSU awards, and similar instruments expressed in stock units and payable in common shares or (ii) the exercise of stock options, stock appreciation rights (“SARs”) or similar instruments payable in common shares. “Net profit shares” are those shares that remain after deducting the exercise price, if applicable, in the event of the exercise of options, and withholding taxes. Up to two-thirds (2/3) of unvested RSU awards may be counted for purposes of satisfying the executive's or director's applicable Company common share ownership thresholds.

“Clawback” Policy

Under our executive incentive compensation recoupment ("clawback") policy, the Company may recover incentive compensation paid to an executive officer in cases of a material financial statement restatement where such executive officer's fraud or misconduct contributed to the need for the restatement and the incentive compensation was calculated based upon any financial result or performance metric impacted by such restatement.

Prohibition on Hedging and Pledging of the Company's Securities

We have an insider trading policy that sets forth guidelines and restrictions applicable to transactions involving our stock by directors, officers or employees of the Company. Among other things, this policy prohibits directors, officers and employees of the Company from entering into hedging arrangements with respect to our equity securities that are designed to offset or reduce the risk of price fluctuations in the underlying security (such as covered calls, collars or other transactions that sever the ultimate alignment with our stockholders' interests). In addition, this policy prohibits our employees and non-employee directors from pledging the Company's securities or holding Company securities in a margin account, subject to certain limited circumstances in which an exception from this prohibition may be appropriate upon the prior approval of the Company's chief financial officer.

Compensation Paid to Our NEOs in 2014

The overall compensation package for each of the NEOs is designed to recognize that each NEO bears responsibility for increasing shareholder value. Moreover, the Compensation Committee believes that the Company's focus on equity-based awards further aligns the interests of the NEOs with the interests of shareholders.

Compensation of the Chairman and Chief Executive Officer

Base Salary. Mr. Thierer's base salary in 2014 was $1,200,000, an increase of 20.0% over his 2013 base salary.

Annual Bonus. Mr. Thierer's 2014 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Thierer's 2014 target bonus was equal to 150% of his base pay, or $1,800,000. Mr. Thierer was eligible to earn up to 200% of his target bonus, based on achievement of financial goals for revenue and EBITDA and individual goals relating to certain strategic objectives and client retention. Mr. Thierer received $[X] as payout under the 2014 annual bonus plan as a result of achieving individual and financial threshold performance objectives, representing approximately [X] of his base pay.

Equity Awards. In 2014, Mr. Thierer was awarded 110,844 options and 44,340 time-based RSUs, each vesting in one - fourth increments and a target performance-based RSU award of 88,673 RSUs with a maximum award opportunity equal to 177,346 RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 75,652 performance-based RSUs vested at the end of 2014 for achievement of specific financial results of the Company for the cumulative three year period from 2012 to 2014 as previously discussed.

Compensation of the Chief Financial Officer

Base Salary. Mr. Shapiro was appointed as the Company's CFO on March 24, 2014. His base salary in 2014 was $425,000.

Annual Bonus. Mr. Shapiro's 2014 bonus was based substantially on the Company's achievement of financial performance factors (80%) and individual performance (20%). Mr. Shapiro's 2014 target bonus was equal to 70% of his base pay, or $297,500. Mr. Shapiro was eligible to earn up to 200% of his target bonus, based on achievement of financial goals for revenue and EBITDA and individual goals relating to certain strategic objectives and client retention. Mr. Shapiro received $[X] as a payout under the 2014 annual bonus plan as a result of achieving individual and financial threshold performance objectives, representing approximately [X] of his base pay.

Equity Awards. In 2014, Mr. Shapiro was awarded 13,856 options and 5,544 time-based RSUs each vesting in one-fourth increments, and a target performance-based RSU award of 11,085 RSUs with a maximum award opportunity equal to 22,170 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 8,000 performance-based RSUs vested at the end of 2014 for achievement of specific financial results of the Company for the cumulative three year period from 2012 to 2014 as previously discussed.

Compensation of Mr. Park

Base Salary. Mr. Park's base salary in 2014 was $700,000, an increase of 10.2% over his 2013 base salary.

Annual Bonus. Mr. Park's 2014 bonus was based substantially on the Company's achievement of financial performance factors (80%) and individual performance (20%). Mr. Park's 2014 target bonus was equal to 100% of his base pay, or $700,000. Mr. Park was eligible to earn up to 200% of his target bonus, based on achievement of financial goals for revenue and EBITDA and individual goals relating to certain strategic objectives and client retention. Mr. Park received $[X] as a payout under the 2014 annual bonus plan as a result of achieving individual and financial threshold performance objectives, representing approximately [X] of his base pay.

Equity Awards. In 2014, Mr. Park was awarded 26,328 options and 10,532 time-based RSUs each vesting in one-fourth increments, and a target performance-based RSU award of 21,060 RSUs with a maximum award opportunity equal to 42,120 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 30,260 performance-based RSUs vested at the end of 2014 for achievement of specific financial results of the Company for the cumulative three year period from 2012 to 2014 as previously discussed.

Compensation of Mr. Romza

Base Salary. Mr. Romza's base salary in 2014 was $329,600, an increase of 3.0% over his 2013 base salary.

Annual Bonus. Mr. Romza's 2014 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Romza's 2014 target bonus was equal to 65% of his base pay, or $214,240. Mr. Romza was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee. Mr. Romza received a payout under the 2014 annual bonus plan of $[X] as a result of achieving individual and financial threshold performance objectives, representing approximately [X] of his base pay. Mr. Romza's bonus payment was based on the achievement of financial goals for revenue and EBITDA of the Company. In addition, the individual component was awarded to Mr. Romza based on his achievement of individual measures, including customer retention and satisfaction, leadership, ability to attract, retain, and build high performance teams, and operational improvements in the Company to support the growth in operations.

Equity Awards. In 2014, Mr. Romza was awarded 7,624 options and 3,052 time-based RSUs, each vesting in one-fourth increments, and a target performance-based RSU award of 6,097 RSUs with a maximum award opportunity equal to 12,194 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. Mr. Romza was also awarded 1,664 time-based RSUs that vest in half increments for achievements related to significant cost improvements from 2012 through 2013 related to the Catalyst acquisition. In addition, 12,000 performance-based RSUs vested at the end of 2014 for achievement of specific financial results of the Company for the cumulative three year period from 2012 to 2014 as previously discussed.

Compensation of Mr. Saban

Base Salary. Mr. Saban's base salary in 2014 was $475,000, an increase of 5.6% over his 2013 base salary.

Annual Bonus. Mr. Saban's 2014 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Saban's 2014 target bonus was 70% of his base pay, or $332,500. Mr. Saban was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee Mr. Saban received a payout under the 2014 annual bonus plan of $[X] as a result of achieving individual and financial threshold performance objectives, representing approximately [X] of his base pay. Mr. Saban's bonus payment was based on the achievement of financial goals for revenue and EBITDA of the Company. In addition, the individual component was awarded to Mr. Saban based on his achievement of individual measures, including customer retention and satisfaction, leadership, ability to attract, retain, and build high performance teams, and operational improvements in the Company to support the growth in operations.

Equity Awards. In 2014, Mr. Saban was awarded 18,012 options and 7,208 time-based RSUs, each vesting in one-fourth increments, and a target performance-based RSU award of 14,410 with a maximum award opportunity equal to 28,820 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. Mr. Saban was also awarded 11,086 time-based RSUs that vest in half increments for achievements related to significant cost improvements from 2012 through 2013 related to the Catalyst acquisition. In addition, 16,000 performance-based RSUs vested at the end of 2014 for achievement of specific financial results of the Company for the cumulative three year period from 2012 to 2014 as previously discussed.

Compensation of Mr. Berman

Base Salary. Mr. Berman's base salary in 2014 was $350,000, an increase of 12.9% over his 2013 base salary.

Annual Bonus. Mr. Berman's 2014 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Berman's 2014 target bonus was 50% of his base pay, or $175,000. Mr. Berman was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee Mr. Berman received a payout under the 2014 annual bonus plan of $[X] as a result of achieving individual and financial threshold performance objectives, representing approximately [X] of his base pay. Mr. Berman's bonus payment was based on the achievement of financial goals for revenue and EBITDA of the Company. In addition, the individual component was awarded to Mr. Berman based on his achievement of individual measures, including leadership, ability to attract, retain, and build high performance teams, and operational improvements in the Company to support growth in operations.

Equity Awards. In 2014, Mr. Berman was awarded 8,316 options and 3,328 time-based RSUs, each vesting in one-fourth increments, and a target performance-based RSU award of 6,651 RSUs with a maximum award opportunity equal to 13,302 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 8,000 performance-based RSUs vested at the end of 2014 for achievement of specific financial results of the Company for the cumulative three year period from 2012 to 2014 as previously discussed.

Compensation Committee Report

The Compensation Committee oversees the Company's compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Circular and Proxy Statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Circular and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

COMPENSATION COMMITTEE
Peter J. Bensen, Chair
Karen L. Katen
Anthony R. Masso

2014 Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers (“NEOs”) for the fiscal year ended December 31, 2014 and, to the extent required by the SEC executive compensation disclosure rules, the fiscal years ended December 31, 2013 and 2012:

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total($)
Mark Thierer,	2014	$1,200,000	$9,909,000	$1,715,000	[X]	$38,000	$12,862,000
Chairman and	2013	$1,000,000	$8,466,000	$1,613,000	$938,000	$41,000	$12,058,000
Chief Executive Officer	2012	$875,000	$9,000,000	$1,333,000	$1,650,000	$38,000	$12,896,000

Michael Shapiro, Senior Vice President and CFO (4)	2014	$425,000	$1,273,000	$220,000	[X]	$30,000	$1,948,000

Jeffrey Park,	2014	$700,000	$2,418,000	$417,000	[X]	$30,000	$3,565,000
Executive Vice President,	2013	$635,000	$3,243,000	$534,000	$486,000	$34,000	$4,932,000
Operations (4)	2012	$525,000	$1,600,000	$533,000	$788,000	$33,000	$3,479,000

John Romza,	2014	$329,600	$755,000	$118,000	[X]	$25,000	$1,227,600
Executive Vice President	2013	$320,000	$572,000	$182,000	$198,000	$34,000	$1,306,000
Quality and Innovation	2012	$311,000	$635,000	$231,000	$212,000	$29,000	$1,418,000

Joel Saban,	2014	$475,000	$2,106,000	$279,000	[X]	$31,000	$2,891,000
Executive Vice President,	2013	$450,000	$1,353,000	$430,000	$293,000	$30,000	$2,556,000
Pharmacy Operations	2012	$370,000	$846,000	$318,000	$375,000	$31,000	$1,940,000

Clifford Berman,	2014	$350,000	$744,000	$129,000	[X]	$32,000	$1,255,000
Senior Vice President,	2013	$310,000	$469,000	$149,000	$147,000	$35,000	$1,110,000
General Counsel and Corporate Secretary	2012	$275,000	$423,000	$173,000	$160,000	$32,000	$1,063,000

(1)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The amounts reported in the column are calculated at the maximum level based upon the probable outcome on the grant date for the Company's performance-based RSU awards. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report on Form 10-K”) for more information on the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.

(2)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for more information on the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.

(3)
Other compensation consists of the health and welfare contributions of $15,000 for Messrs. Thierer, Shapiro, Saban and Berman, $13,000 for Mr. Park and $9,000 for Mr. Romza, as well as vehicle allowance, 401(k) match and Company-paid life insurance premiums for each of the NEOs.

(4)
Effective March 24, 2014 Jeff Park was promoted to the newly-created position of Executive Vice President, Operations, and Mike Shapiro succeeded him as Senior Vice President and Chief Financial Officer.

2014 Grants of Plan-Based Awards Table

The following table sets forth information concerning grants under the Company's Annual Bonus Plan and LTIP to the NEOs during the fiscal year ended December 31, 2014:

			Estimated Future Payments Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark	Annual bonus plan	—	$900,000	$1,800,000	$3,600,000	—	—	—	—	—	—	—
Thierer	Stock options	3/5/2014	—	—	—	—	—	—	—	110,844	$44.70	$1,715,000
	Time-based restricted stock units	3/5/2014	—	—	—	—	—	—	44,340	—	—	$1,982,000
	Performance-based restricted stock units	3/5/2014	—	—	—	44,337	88,673	177,346	—	—	—	$7,927,000
Michael	Annual bonus plan		$148,750	$297,500	$595,000	—	—	—	—	—	—	—
Shapiro	Stock options	3/20/2014	—	—	—	—	—	—	—	13,856	45.91	220,000
	Time-based restricted stock units	3/20/2014	—	—	—	—	—	—	5,544	—	—	255,000
	Performance-based restricted stock units	3/20/2014	—	—	—	5,543	11,085	22,170	—	—	—	1,018,000
Jeffrey	Annual bonus plan	—	$350,000	$700,000	$1,400,000	—	—	—	—	—	—	—
Park	Stock options	3/20/2014	—	—	—	—	—	—	—	26,328	$45.91	$417,000
	Time-based restricted stock units	3/20/2014	—	—	—	—	—	—	10,532	—	—	$484,000
	Performance-based restricted stock units	3/20/2014	—	—	—	10,530	21,060	42,120	—	—	—	$1,934,000
John	Annual bonus plan	—	$107,120	$214,240	428,480	—	—	—	—	—	—	—
Romza	Stock options	3/5/2014	—	—	—	—	—	—	—	7,624	$44.70	$118,000
	Time-based restricted stock units	3/5/2014	—	—	—	—	—	—	3,052	—	—	$136,000
	Time-based restricted stock units	3/5/2014	—	—	—	—	—	—	1,664	—	—	$74,000
	Performance-based restricted stock units	3/5/2014	—	—	—	3,049	6,097	12,194	—	—	—	$545,000
Joel	Annual bonus plan	—	$166,250	$332,500	665,000	—	—	—	—	—	—	—
Saban	Stock options	3/5/2014	—	—	—	—	—	—	—	18,012	$44.70	$279,000
	Time-based restricted stock units	3/5/2014	—	—	—	—	—	—	7,208	—	—	$322,000
	Time-based restricted stock units	3/5/2014	—	—	—	—	—	—	11,086	—	—	$496,000
	Performance-based restricted stock units	3/5/2014	—	—	—	7,205	14,410	28,820	—	—	—	$1,288,000
Clifford	Annual bonus plan	—	$87,500	$175,000	350,000	—	—	—	—	—	—	—
Berman	Stock options	3/5/2014	—	—	—	—	—	—	—	8,316	$44.70	$129,000
	Time-based restricted stock units	3/5/2014	—	—	—	—	—	—	3,328	—	—	$149,000
	Performance-based restricted stock units	3/5/2014	—	—	—	3,326	6,651	13,302	—	—	—	$595,000

(1)
The bonus amounts represent bonus opportunities under the Company's Annual Bonus Plan. The bonus opportunities are based on the Company's achievement of financial performance measures, as well as individual performance metrics. The actual bonus payouts under the Company's Annual Bonus Plan were made in early 2015 and are discussed in the “Compensation Paid to Our NEOs in 2014” section of this Proxy Circular and Proxy Statement and reported in the “2014 Summary Compensation Table” as non-equity incentive plan compensation.

(2)
The RSUs reported in this column were granted under the LTIP. The RSUs vest on December 31, 2016 if the Company meets or exceeds a performance threshold with respect to cumulative EPS for each of the fiscal years ended December 31, 2014, 2015, and 2016.

(3)
The RSUs reported in this column were granted under the LTIP. Messrs. Romza and Saban were awarded 3,052 and 7,208 RSUs, respectively that vest in one-fourth increments annually on the anniversary of the grant date and 1,664 and 11,086 RSUs that vest in half increments annually on the anniversary of the grant date. The RSUs for Messrs. Thierer, Shapiro, Park and Berman vest in one-fourth increments annually on the anniversary of the grant date.

(4)
The stock options reported in this column are nonqualified stock options granted under the LTIP. The options vest in one-fourth increments annually on the anniversary of the grant date. The options expire seven years from the grant date.

(5)
The amounts shown in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. These amounts reflect the grant date fair value of the award and do not correspond to the actual value that will be recognized by the NEOs. The fair values for the performance-based restricted stock units are based on probable achievement of the performance conditions. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for more information on the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

As of December 31, 2014, the Company had employment agreements with each of its NEOs. The following is a description of the terms of each NEO's employment agreement, which are relevant to an understanding of the 2014 Summary Compensation Table and 2014 Grants of Plan-Based Awards Table. Under the terms of each NEO's employment agreement, the NEOs are subject to certain post-employment obligations, including obligations related to: (i) non-disclosure of the Company's trade secrets, confidential and proprietary information; (ii) non-solicitation of the Company's employees and customers for a period of 12 months following termination of employment (or 24 months in the case of Messrs. Berman, Park and Thierer, assuming, in the case of Messrs. Park and Thierer, that such executives are eligible to receive severance benefits); and (iii) non-competition for a period of 12 months following termination of employment (or 24 months in the case of Messrs. Berman, Park and Thierer, assuming, in the case of Messrs. Park and Thierer, that such executives are eligible to receive severance benefits).

Employment Agreement with Mark Thierer, Chairman and Chief Executive Officer

On March 20, 2014 the Company entered into an amended and restated employment agreement with Mark Thierer, Chairman, Chief Executive Officer and a member of the Board of Directors (the “Thierer Employment Agreement”). The agreement will continue in effect until terminated by either party in accordance with the terms of the Thierer Employment Agreement. The Thierer Employment Agreement provides that, during its term, Mr. Thierer will be slated as a nominee to the Company's Board of Directors as long as he remains Chief Executive Officer, provided that he will resign from the Board of Directors if he ceases to be Chief Executive Officer. The Thierer Employment Agreement provides for eligibility to participate in the Company's annual bonus program, with a targeted bonus of 150% of his base compensation and a maximum bonus opportunity equal to 200% of target. The Thierer Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Thierer Employment Agreement, in the event the Thierer Employment Agreement terminates because of Mr. Thierer's Death, Total Disability, or Retirement (as defined in the Thierer Employment Agreement), Mr. Thierer would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination and (ii) a payment of his incentive compensation bonus for the year in which the Thierer Employment Agreement was terminated prorated to the date of termination. If the Thierer Employment Agreement is terminated because Mr. Thierer resigns other than a Resignation for Good Reason (as defined in the Thierer Employment Agreement) or as a result of a Termination by the Company for Cause (as defined in the Thierer Employment Agreement), Mr. Thierer would be entitled to receive his annual base salary and accrued but unused vacation time through the date of termination and be entitled to participate in the Company's executive welfare programs through the date of termination and, to the extent permitted under such plans, thereafter. If the Thierer Employment Agreement is terminated as a result of a Termination by the Company without Cause (that is not a Termination Arising Out of a Change of Control, as defined in the Thierer Employment Agreement) or by Mr. Thierer as a result of a Resignation for Good Reason, Mr. Thierer would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment of his incentive compensation bonus based on actual performance for the year the Thierer Employment Agreement was terminated, prorated to the date of termination, (iii) a lump sum payment equal to two times his annual base salary, (iv) a lump sum payment equal to two times his incentive compensation bonus target for the year in which the Thierer Employment Agreement is terminated, (v) payment of COBRA insurance continuation benefits on behalf of Mr. Thierer, his spouse and dependents for 18 months following termination and (vi) outplacement services for up to 12 months following termination. If the Thierer Employment Agreement is terminated by the Company (whether or not as a result of a Termination by the Company for Cause) or by Mr. Thierer (whether or not as a result of a Resignation for Good Reason) within 12 months following a change of control of the Company, Mr. Thierer would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment of his incentive compensation bonus target for the year in which the Thierer Employment Agreement was terminated prorated to the date of termination, (iii) a lump sum payment equal to three times his annual base salary, (iv) a lump sum payment equal to three times his incentive compensation bonus target for the year in which the Thierer Employment Agreement is terminated, (v) payment of COBRA insurance continuation benefits on behalf of Mr. Thierer, his spouse and dependents for 36 months following termination and (vi) outplacement services for up to 12 months following termination. The Thierer Employment Agreement further provides that if severance benefits payable after a change of control would be subject to the excise tax imposed by Section 280G and Section 4999 of the Internal Revenue Code, then the amount of the payments shall be reduced to the extent necessary to avoid imposition of any such excise tax if such reduction results in a greater after tax benefit to Mr. Thierer.

In addition to the above benefits, upon a change of control of the Company or upon termination of the Thierer Employment Agreement as a result of Mr. Thierer's Resignation for Good Reason, Mr. Thierer's Death or Total Disability, a Termination by the Company without Cause or a Termination Arising Out of a Change of Control, all unvested equity in the Company granted before January 1, 2014 held by Mr. Thierer, including stock options and restricted stock units, will immediately vest. Beginning with the 2014 grants, in the event of a change of control, a qualifying termination of employment (or the acquirer’s failure to assume such awards) will result in accelerated vesting of the awards (i.e., considered a “double trigger”).

Employment Agreement with Michael Shapiro, Senior Vice President and Chief Financial Officer

On February 12, 2012, the Company entered into an employment agreement with Michael Shapiro (the “Shapiro Employment Agreement”). The initial term of the Shapiro Employment Agreement ended on December 31, 2012 and automatically renews for one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Shapiro provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Shapiro's employment with the Company terminating will be deemed to be a Termination by the Company Without Cause (as defined in the Shapiro Employment Agreement). The Shapiro Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Shapiro Employment Agreement, in the event the Shapiro Employment Agreement terminates because of Mr. Shapiro's Death, Total Disability, Resignation, or Termination by the Company for Cause (as such terms are defined in the Shapiro Employment Agreement), Mr. Shapiro would be entitled to receive his annual base salary and accrued but unused vacation through the date of termination and be entitled to participate in the Company's executive welfare plans and programs through the date of termination and, to the extent permitted under such plans and programs, thereafter. If the Shapiro Employment Agreement is terminated as a result of a Termination by the Company Without Cause (as defined in the Shapiro Employment Agreement), Mr. Shapiro would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to his then-current annual base salary, payable according to the Company's regular payroll schedule. If the Shapiro Employment Agreement is terminated as a result of a Termination Arising Out of a Change of Control (as defined in the Shapiro Employment Agreement), Mr. Shapiro would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to one and a half times his then-current annual base salary plus an amount equal to his incentive compensation bonus target at the time of termination. The Shapiro Employment Agreement further provides that if severance benefits payable after a change of control would be subject to the excise tax imposed by Section 280G and Section 4999 of the Internal Revenue Code, then the amount of the payments shall be reduced to the extent necessary to avoid imposition of any such excise tax. In addition to the above benefits, upon termination of the Shapiro Employment Agreement as a result of Mr. Shapiro's Termination Arising Out of a Change of Control, all unvested equity in the Company held by Mr. Shapiro, including stock options and restricted stock units, will immediately vest.

Employment Agreement with Jeffrey Park, Executive Vice President, Operations

On March 20, 2014, the Company entered into an amended and restated employment agreement with Jeffrey Park, Executive Vice President, Operations (the “Park Employment Agreement”). The agreement will continue in effect until terminated by either party in accordance with the terms of the Park Employment Agreement. The Park Employment Agreement provides that during its term Mr. Park will serve as Executive Vice President, Operations. The Park Employment Agreement provides for eligibility to participate in the Company's annual bonus program, with a targeted bonus opportunity of 100% of his annual base salary and a maximum bonus opportunity of 200% of target. The Park Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Park Employment Agreement, in the event the Park Employment Agreement terminates because of Mr. Park's Death, Total Disability, or Retirement (as defined in the Park Employment Agreement), Mr. Park would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination and (ii) a payment of his incentive compensation bonus for the year in which the Park Employment Agreement was terminated prorated to the date of termination of employment. If the Park Employment Agreement is terminated as a result of Mr. Park's resignation or a Termination by the Company for Cause (as defined in the Park Employment Agreement), Mr. Park would be entitled to receive his annual base salary and accrued but unused vacation time through the date of termination and be entitled to participate in the Company's executive welfare programs through the date of termination and, to the extent permitted under such plans, thereafter. If the Park Employment Agreement is terminated as a result of a Termination by the Company without Cause (that is not a Termination Arising Out of a Change of Control) or by Mr. Park (as a result of a Resignation for Good Reason), Mr. Park would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment of his incentive compensation bonus based on actual performance for the year in which the Park Employment Agreement was terminated, prorated to the date of termination, (iii) a lump sum payment equal to two times his annual base salary, (iv) a lump sum payment equal to two times his incentive compensation bonus target for the year in which the Park Employment Agreement is terminated, (v) payment of COBRA insurance continuation benefits on behalf of Mr. Park, his spouse and dependents for 18 months following termination and (vi) outplacement services for up to 12 months following termination. The Park Employment Agreement further provides that if severance benefits payable after a change of control would be subject to the excise tax imposed by Section 280G and Section 4999 of the Internal Revenue Code, then the amount of the payments shall be reduced to the extent necessary to avoid imposition of any such excise tax if such reduction results in a greater after tax benefit to Mr. Park.

In addition to the above benefits, upon a change of control of the Company or upon termination of the Park Employment Agreement as a result of Mr. Park's Resignation for Good Reason, Mr. Park's Death or Total Disability, a Termination by the Company without Cause or a Termination Arising Out of a Change of Control, all unvested equity in the Company granted before January 1, 2014 held by Mr. Park, including stock options and restricted stock units, will immediately vest. Beginning with the 2014 grants, in the event of a change of control, a qualifying termination of employment (or the acquirer’s failure to assume such awards) will result in accelerated vesting of the awards (i.e., considered a “double trigger”).

Employment Agreement with John Romza, Executive Vice President, Quality and Innovation

On November 6, 2008, the Company entered into an employment agreement with John Romza, Executive Vice President, Quality and Innovation (the “Romza Employment Agreement”). The initial term of the Romza Employment Agreement ended on June 30, 2010 and automatically renews for one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Romza provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Romza's employment with the Company terminating will be deemed to be a Termination by the Company Without Cause (as defined in the Romza Employment Agreement). The Romza Employment Agreement provides for an incentive compensation bonus targeted at 65% of Mr. Romza's annual base salary (the specific percentage to be set annually by the Compensation Committee). The Romza Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Romza Employment Agreement, in the event the Romza Employment Agreement terminates because of Mr. Romza's Death, Total Disability, Resignation, or Termination by the Company for Cause (as such terms are defined in the Romza Employment Agreement), Mr. Romza would be entitled to receive his annual base salary and accrued but unused vacation through the date of termination and be entitled to participate in the Company's executive welfare plans and programs through the date of termination and, to the extent permitted under such plans and programs, thereafter. If the Romza Employment Agreement is terminated as a result of a Termination by the Company Without Cause (as defined in the Romza Employment Agreement), Mr. Romza would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to his then-current annual base salary, payable according to the Company's regular payroll schedule. If the Romza Employment Agreement is terminated as a result of a Termination Arising Out of a Change of Control (as defined in the Romza Employment Agreement), Mr. Romza would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to two times his then-current annual base salary plus an amount equal to his incentive compensation bonus target at the time of termination.

Employment Agreement with Joel Saban, Executive Vice President, Pharmacy Operations

On June 22, 2010, the Company entered into an employment agreement with Joel Saban (the “Saban Employment Agreement”). The initial term of the Saban Employment Agreement ended on December 31, 2010 and automatically renews for one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Saban provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Saban's employment with the Company terminating will be deemed to be a Termination by the Company Without Cause (as defined in the Saban Employment Agreement). The Saban Employment Agreement provides that during its term Mr. Saban will serve as Executive Vice President, Pharmacy Operations. The Saban Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Saban Employment Agreement, in the event the Saban Employment Agreement terminates because of Mr. Saban's Death, Total Disability, Resignation, or Termination by the Company for Cause (as such terms are defined in the Saban Employment Agreement), Mr. Saban would be entitled to receive his annual base salary and accrued but unused vacation through the date of termination and be entitled to participate in the Company's executive welfare plans and programs through the date of termination and, to the extent permitted under such plans and programs, thereafter. If the Saban Employment Agreement is terminated as a result of a Termination by the Company Without Cause (as defined in the Saban Employment Agreement), Mr. Saban would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to his then-current annual base salary, payable according to the Company's regular payroll schedule. If the Saban Employment Agreement is terminated as a result of a Termination Arising Out of a Change of Control (as defined in the Saban Employment Agreement), Mr. Saban would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to two times his then-current annual base salary plus an amount equal to his incentive compensation bonus target at the time of termination.

Employment Agreement with Clifford Berman, Senior Vice President, General Counsel and Corporate Secretary

On February 16, 2008, the Company entered into an employment agreement with Clifford Berman (the “Berman Employment Agreement”). The initial term of the Berman Employment Agreement ended on December 31, 2008 and automatically renews for one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Berman provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Berman's employment with the Company terminating will be deemed to be a Termination by the Company Without Cause (as defined in the Berman Employment Agreement). The Berman Employment Agreement provides that during its term Mr. Berman will serve as Senior Vice President, General Counsel, and Corporate Secretary. The Berman Employment Agreement provides for an incentive compensation bonus targeted at 50% of Mr. Berman's annual base salary (the specific percentage to be set annually by the Board of Directors). The Berman Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Berman Employment Agreement, in the event the Berman Employment Agreement terminates because of Mr. Berman's Death, Total Disability, Resignation, or Termination by the Company for Cause (as such terms are defined in the Berman Employment Agreement), Mr. Berman would be entitled to receive his annual base salary and accrued but unused vacation through the date of termination and be entitled to participate in the Company's executive welfare plans and programs through the date of termination and, to the extent permitted under such plans and programs, thereafter. If the Berman Employment Agreement is terminated as a result of a Termination by the Company Without Cause (as defined in the Berman Employment Agreement), Mr. Berman would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to his then-current annual base salary, payable according to the Company's regular payroll schedule. If the Berman Employment Agreement is terminated as a result of a Termination Arising Out of a Change of Control (as defined in the Berman Employment Agreement), Mr. Berman would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance lump-sum payment equal to one and one-half times his then-current annual base salary plus one times his incentive compensation bonus target at the time of termination.

Awards
In March 2014, the Compensation Committee granted the NEOs long-term incentive awards under the LTIP. The 2014 long-term incentive awards consisted of performance-based RSUs, time-based RSUs and stock option awards. Each NEO received time-based RSUs and stock options that vest in one-fourth increments on each grant date anniversary. In 2014, the Company also granted Messrs. Romza and Saban time-based RSUs that vest in one half increments on each grant date anniversary. The performance-based RSUs vest if the Company meets a performance threshold with respect to cumulative EPS for each of the fiscal years ended December 31, 2014, 2015 and 2016 (unless earlier vested as described below). The vesting of the performance-based RSUs for performance in between “threshold” and “target” and “target” and “maximum” shall be determined linearly. During the restriction period, dividend equivalents equal to the dividends payable, if any, on the same number of common shares will accrue on the time-based RSUs and performance-based RSUs. The dividends payable, if any, will be paid out in cash on the vesting date.

The 2014 stock option award agreements provide that, except as otherwise provided for in an employment agreement with the NEO, the unvested stock options will terminate upon the NEO ceasing to be an employee of the Company. The 2014 stock option award agreements provide that in the case of a change of control and a qualifying termination of employment (or the acquirer’s failure to assume such awards), the unvested stock options will immediately become fully exercisable.

The 2014 time-based RSU agreements provide that, except as otherwise provided for in an employment agreement, the award shall become fully vested if the NEO's employment terminates by reason of permanent disability or death. If the NEOs employment terminates for any reason other than permanent disability or death, then the portion of the award that is not vested as of the date of termination shall be forfeited and cancelled immediately unless otherwise provided for in the NEO's employment agreement. The 2014 time based RSU award agreements provide that in the case of a change of control and a qualifying termination of employment (or the acquirer’s failure to assume such awards), the time-based RSUs will fully vest.

The 2014 performance-based RSU agreements provide that, except as otherwise provided for in an employment agreement, if the NEO's employment terminates prior to the end of the performance period by reason of Termination Without Cause or Termination Due to Permanent Disability or Death, the award will vest based on actual performance calculated to the date of termination of employment. If the NEO's employment terminates for any reason other than Termination Without Cause or Termination Due to Permanent Disability or Death, then the portion of the award that is not vested as of the date of termination will be forfeited and canceled immediately unless otherwise provided for in the NEO's employment agreement. The 2014 performance-based RSU award agreements provide that in the case of a change of control and a qualifying termination of employment (or the acquirer’s failure to assume such awards), the awards will vest based on “target” achievement level.

2014 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information on the current holdings of stock options, time-based RSUs, and performance-based RSUs by the NEOs at December 31, 2014:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (8)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark	35,452	35,452	$25.12	3/9/2011	3/9/2018 (1)	235,295	(2)	$12,177,000	297,746	$15,408,356
Thierer	23,078	46,158	$35.25	3/6/2012	3/6/2019 (1)
	18,807	56,423	$56.25	3/6/2013	3/6/2020 (1)
	—	110,844	$44.70	3/5/2014	3/5/2021 (1)
Total	77,337	248,877				235,295		$12,177,000	297,746	$15,408,356
Michael	6,000	6,000	$35.25	3/6/2012	3/6/2019 (1)	10,672	(3)	$552,000	30,510	$1,578,893
Shapiro	2,605	7,815	$56.25	3/6/2013	3/6/2020 (1)
	—	13,856	$45.91	3/20/2014	3/20/2021 (1)
Total	8,605	27,671				10,672		$552,000	30,510	$1,578,893
Jeffrey	7,480	—	$15.13	3/10/2010	3/10/2017 (1)	56,524	(4)	$2,925,000	62,040	$3,210,570
Park	14,772	14,772	$25.12	3/9/2011	3/9/2018 (1)
	18,462	18,464	$35.25	3/6/2012	3/6/2019 (1)
	6,222	18,668	$56.25	3/6/2013	3/6/2020 (1)
	—	26,328	$45.91	3/20/2014	3/20/2021 (1)
Total	46,936	78,232				56,524		$2,925,000	62,040	$3,210,570
John	58,000	—	$6.39	6/4/2009	6/4/2016 (1)	11,759	(5)	$609,000	18,974	$981,905
Romza	21,120	—	$15.13	3/10/2010	3/10/2017 (1)
	12,000	4,000	$25.12	3/9/2011	3/9/2018 (1)
	8,000	8,000	$35.25	3/6/2012	3/6/2019 (1)
	2,120	6,360	$56.25	3/6/2013	3/6/2020 (1)
	—	7,624	44.70	3/5/2014	3/5/2021 (1)
Total	101,240	25,984				11,759		$609,000	18,974	$981,905
Joel	67,200	—	$19.91	9/7/2010	9/7/2017 (1)	30,309	(6)	$1,568,000	44,860	$2,321,505
Saban	15,840	5,280	$25.12	3/9/2011	3/9/2018 (1)
	11,000	11,000	$35.25	3/6/2012	3/6/2019 (1)
	5,012	15,038	$56.25	3/6/2013	3/6/2020 (1)
	—	18,012	$44.70	3/5/2014	3/5/2021 (1)
Total	99,052	49,330				30,309		$1,568,000	44,860	$2,321,505
Cliff	—	2,626	$25.12	3/9/2011	3/9/2018 (1)	8,289	(7)	$429,000	18,862	$976,109
Berman	—	6,000	$35.25	3/6/2012	3/6/2019 (1)
	1,737	5,213	$56.25	3/6/2013	3/6/2020 (1)
	—	8,316	$44.70	3/5/2014	3/5/2021 (1)
Total	1,737	22,155				8,289		$429,000	18,862	$976,109

(1)	These options vest in one-fourth increments on each grant date anniversary.

(2)
This amount includes 7,622 RSUs, 18,914 RSUs, 22,575 RSUs and 44,340 RSUs granted on March 9, 2011, March 6, 2012, March 6, 2013 and March 5, 2014, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Thierer is still employed by the Company on the vesting date. In addition, this amount includes 70,922 RSUs that cliff vest on March 6, 2015 and 70,922 RSUs that cliff vest on March 6, 2016, provided that, in each case Mr. Thierer is still employed by the Company on the vesting date.

(3)
This amount consists of 2,000 RSUs, 3,128 RSUs and 5,544 RSUs granted on March 6, 2012, March 6, 2013 and March 20, 2014, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Shapiro is still employed by the Company on the vesting date.

(4)
This amount includes of 3,176 RSUs, 7,566 RSUs,7,470 RSUs and 10,532 RSUs granted on March 9, 2011, March 6, 2012 and March 6, 2013 and March 20, 2014, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Park is still employed by the Company on the vesting date. In addition, this amount includes 27,780 RSUs that cliff vest on March 6, 2017; provided that Mr. Park is still employed by the Company on the vesting date.

(5)
This amount consists of 1,500 RSUs, 3,000 RSUs, 2,543 RSUs and 3,052 RSUs granted on March 9, 2011, March 6, 2012, March 6, 2013, and March 5, 2014, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Romza is still employed by the Company on the vesting date. In addition, the amount granted on March 5, 2014 includes 1,664 RSUs that vest in one half increments on each grant date anniversary provided that; in each case, Mr. Romza is still employed by the Company on the vesting date.

(6)
This amount consists of 2,000 RSUs, 4,000 RSUs, 6,015 RSUs and 7,208 RSUs granted on March 9, 2011, March 6, 2012, March 6, 2013 and March 5, 2014, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case Mr. Saban is still employed by the Company on the vesting date. In addition, the amount granted on March 5, 2014 includes 11,086 RSUs that vest in one half increments on each grant date anniversary; provided that, in each case, Mr. Saban is still employed by the Company on the vesting date.

(7)
This amount consists of 876 RSUs, 2,000 RSUs, 2,085 RSUs and 3,328 RSUs granted on March 9, 2011, March 6, 2012, March 6, 2013 and March 5,2014, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Berman is still employed by the Company on the vesting date.

(8)
The amounts reported in this column assume the associated performance targets will be met at the maximum achievement level of performance-based RSUs granted in March 2013 and March 2014. The awards granted in 2013 and 2014 are scheduled to vest on December 31, 2015 and December 31, 2016, respectively. The 2013 and 2014 grants at maximum levels were as follows: Mr. Thierer 2013 - 120,400, 2014 - 177,346; Mr. Shapiro 2013- 8,340, 2014 - 22,170, Mr. Park 2013 - 19,920, 2014 - 42,120; Mr. Romza 2013 - 6,780, 2014 - 12,194; Mr. Saban 2013 - 16,040, 2014 - 28,820; and Mr. Berman 2013 - 5,560, 2014 - 13,302.

2014 Option Exercises

The following table sets forth the stock options exercised and vesting of RSUs for each NEO during the fiscal year ended December 31, 2014:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)
Mark Thierer	181,282	$5,117,000	111,035	$5,746,000
Michael Shapiro	—	$—	10,042	$520,000
Jeffrey Park	—	$—	44,108	$2,283,000
John Romza	—	$—	17,847	$924,000
Joel Saban	—	$—	26,905	$1,392,000
Clifford Berman	7,826	$155,000	11,231	$581,000

(1) These stock awards represent time-based RSUs that vested in 2014 and performance-based RSUs that vested on December 31, 2014, but were issued in 2015. The number of performance-based RSUs which vested on December 31, 2014 were 75,652, 8,000, 30,260, 12,000, 16,000 and 8,000 for Messrs. Thierer, Shapiro, Park, Romza, Saban and Berman, respectively. The value realized for performance-based RSUs was calculated using the Company's year-end closing market price of $51.75 per share.

2014 Nonqualified Deferred Compensation

Effective as of January 1, 2009, the Company established a deferred compensation plan (the “Deferred Compensation Plan”) for the purpose of providing certain employees an opportunity to defer compensation on a pre-tax basis. Employees eligible to participate in the Deferred Compensation Plan are selected by the sole discretion of a Plan Committee appointed by the Board of Directors of the Company.

Eligible employees who elect to participate in the Deferred Compensation Plan may defer up to 100% of annual base salary and up to 100% of incentive compensation and other compensation, fees and retainers. Participants in the Deferred Compensation Plan may make an investment preference election with the Plan Committee to express their investment category preferences in which their deferrals will be invested. A variety of investment options are available in an array of asset classes, offering the opportunity for diversification. The investment crediting choices are mutual funds available through variable insurance products. Plan participant's earnings are based on the gains and losses from the participant's selected funds. The Company does not match any contributions made by the plan participants, nor does it provide additional earnings on the contributions made.

Each plan year's deferral balance may have a separate distribution schedule determined by the Deferred Compensation Plan participant. Distributions are taxable as ordinary income when received. Deferred Compensation Plan participants may elect to receive a plan year deferral balance at a specified future date while employed (scheduled in-service withdrawal) and/or at termination, as defined in the Deferred Compensation Plan.

The following table provides information regarding our nonqualified deferred compensation plan for the NEOs that participated in 2014.

Name	Executive Contributions in Last FY($) (1)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals / Distributions in Last FY($)	Aggregate Balance at Last FYE($) (2)
Mark Thierer	—	—	13,000	—	354,000
John Romza	98,000	—	24,000	—	606,000

(1)	These amounts are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the “Summary Compensation Table.”

(2)	The following amounts were previously reported as compensation to the NEOs in Summary Compensation Tables for 2013 and 2012. These amounts consist of Executive Contributions as follows:

Name	Executive Contributions in 2013	Executive Contributions in 2012
Mark Thierer	—	—
John Romza	127,000	52,000

Potential Payments upon Termination or Change of Control

The estimated payments to each NEO triggered in the event of an involuntary termination without cause, retirement, death, disability, involuntary termination with cause and voluntary termination, as well as in the event of a change of control of the Company with and without a termination of employment on December 31, 2014, are set forth in the table below.

Summary of Potential Payments upon Termination or Change of Control (Fiscal Year 2014)

Name	Termination Scenario	Equity Awards ($)(1)	Severance Pay ($)	Other ($)(5)	Total ($)
Mark Thierer (2)	Termination for Cause	—	—	—	—
	Death or Total Disability	30,072,000	—	—	30,072,000
	Termination without Cause	30,072,000	6,000,000	35,000	36,107,000
	Resignation for Good Reason	30,072,000	6,000,000	35,000	36,107,000
	Change of Control (pre-2014 grants)	14,703,000	—	—	14,703,000
	Termination following Change of Control (6)	22,368,000	9,000,000	70,000	31,438,000
Michael Shapiro (3)	Termination for Cause	—	—	—	—
	Death or Total Disability	3,147,000	—	—	3,147,000
	Termination without Cause	1,579,000	425,000	—	2,004,000
	Resignation for Good Reason	—	—	—	—
	Change of Control (pre-2014 grants)	1,510,000	—	—	1,510,000
	Termination following Change of Control (6)	2,538,000	935,000	—	3,473,000
Jeffrey Park (4)	Termination for Cause	—	—	—	—
	Death or Total Disability	6,988,000	—	—	6,988,000
	Termination without Cause	6,988,000	2,800,000	35,000	9,823,000
	Resignation for Good Reason	6,988,000	2,800,000	35,000	9,823,000
	Change of Control (pre-2014 grants)	3,594,000	—	—	3,594,000
	Termination following Change of Control (6)	5,383,000	2,800,000	35,000	8,218,000
John Romza (3)	Termination for Cause	—	—	—	—
	Resignation, Death, or Total Disability	1,590,000	—	—	1,590,000
	Termination without Cause	982,000	329,600	—	1,311,600
	Resignation for Good Reason	—	—	—	—
	Change of Control (pre-2014 grants)	778,000	—	—	778,000
	Termination following Change of Control (6)	1,391,000	873,440	—	2,264,440
Joel Saban (3)	Termination for Cause	—	—	—	—
	Resignation, Death, or Total Disability	3,890,000	—	—	3,890,000
	Termination without Cause	2,322,000	475,000	—	2,797,000
	Resignation for Good Reason	—	—	—	—
	Change of Control (pre-2014 grants)	1,359,000	—	—	1,359,000
	Termination following Change of Control (6)	3,178,000	1,282,500	—	4,460,500
Clifford Berman (3)	Termination for Cause	—	—	—	—
	Resignation, Death, or Total Disability	1,405,000	—	—	1,405,000
	Termination without Cause	976,000	350,000	—	1,326,000
	Resignation for Good Reason	—	—	—	—
	Change of Control (pre-2014 grants)	570,000	—	—	570,000
	Termination following Change of Control (6)	1,145,000	700,000	—	1,845,000

(1)
Amounts in these columns reflect the equity values to be received upon a termination or a change of control calculated in accordance with the NEO's employment agreement or the equity award agreement, as applicable. In the case of RSU grants, the equity value was determined by multiplying the closing price of $51.75 per share on December 31, 2014 by the number of unvested RSUs that would vest upon a change of control or qualifying termination of employment. In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing price of $51.75 per share on December 31, 2014 and (ii) the number of unvested option shares that would vest upon a change of control or qualifying termination of employment.

(2)	The calculation with respect to unvested equity awards reflects the following additional assumptions under Mr. Thierer's equity award agreements or employment agreement, as applicable:

Event	Unvested Stock Options	Unvested RSUs (Time-Based Vesting)	Unvested RSUs (Performance-Based Vesting)
Change of Control (Pre-2014 Grants)	Vest in full.	Vest in full.	Vest at "target" achievement level.
Change of Control (2014 Grants)	Double trigger, subject to accelerated vesting at Board's discretion.	Vest in full.	Double trigger, subject to accelerated vesting at Board's discretion.
Termination Arising Out of a Change of Control (as defined in the employment agreement)	Vest in full.	Vest in full.	Vest at “target” achievement level.
Disability or Death	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Termination Without Cause	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Resignation for Good Reason	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Other Termination Events	Forfeit.	Forfeit.	Forfeit.

(3)
The calculation with respect to unvested equity awards reflects the following additional assumptions under the equity award agreements or employment agreements, as applicable for Messrs. Shapiro, Saban, Romza, and Berman:

Event	Unvested Stock Options	Unvested RSUs (Time-Based Vesting)	Unvested RSUs (Performance-Based Vesting)
Change of Control (Pre-2014 Grants)	Vest in full.	Vest in full.	Vest at "target" achievement level.
Change of Control (2014 Grants)	Double trigger, subject to accelerated vesting at Board's discretion.	Vest in full.	Double trigger, subject to accelerated vesting at Board's discretion.
Termination Arising Out of a Change of Control (as defined in the employment agreement)	Vest in full.	Vest in full.	Vest at “target” achievement level.
Disability or Death	Forfeit.	Vest in full.	Vest based on actual performance to date of termination.
Termination Without Cause	Forfeit.	Forfeit.	Vest based on actual performance to date of termination.
Other Termination Events	Forfeit.	Forfeit.	Forfeit.

(4)	The calculation with respect to unvested equity awards reflects the following additional assumptions under Mr. Park's equity award agreements or employment agreement, as applicable:

Event	Unvested Stock Options	Unvested RSUs (Time-Based Vesting)	Unvested RSUs (Performance-Based Vesting)
Change of Control (Pre-2014 Grants)	Vest in full.	Vest in full.	Vest at "target" achievement level.
Change of Control (2014 Grants)	Double trigger, subject to accelerated vesting at Board's discretion.	Vest in full.	Double trigger, subject to accelerated vesting at Board's discretion.
Termination Arising Out of a Change of Control (as defined in the employment agreement)	Vest in full.	Vest in full.	Vest at “target” achievement level.
Disability or Death	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Termination Without Cause	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Termination for Good Reason	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Other Termination Events	Forfeit.	Forfeit.	Forfeit.

(5)
Pursuant to the agreements, the Company will make payment of COBRA insurance continuation benefits on behalf of Messrs. Thierer and Park, their spouses and dependents for 18 months following termination totaling an estimated $35,000 for each executive. If Mr. Thierer is terminated in conjunction with a Change of Control, the Company will provide this payment for 36 months, totaling an estimated $70,000.

Under the employment agreements, a change of control is generally defined to include (i) the acquisitions by someone other than the Company of more than 50% of the voting power of the outstanding common shares, (ii) the approval of a merger, consolidation, recapitalization, reorganization, reverse stock split or consummation of any other corporate transaction requiring shareholder approval other than a transaction that would result in at least 75% of the total voting power continuing to be held by at least 75% of the Company's shareholders prior to such corporate transaction, or (iii) shareholder approval of a complete liquidation of the Company or an agreement for the sale of all or a substantial portion of the assets of the Company.

Under the equity award agreements, a change of control is generally defined to include (i) the acquisition by a person or entity of 50% of either the outstanding shares of the Company or the combined voting power of such shares, with certain exceptions; (ii) an unapproved change in a majority of the Board members; (iii) certain corporate restructurings, including certain mergers or consolidations; and (iv) the consummation of a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company, subject to certain exceptions.

Under Messrs. Thierer and Park's employment agreements, a resignation for good reason is generally defined as a voluntary termination within 90 days after the Company's breach of the employment agreement, the executive is assigned duties that are inconsistent with his position or significantly diminish his responsibilities, the relocation of the executive or the material diminution of executive's annual base compensation. In addition, under their employment agreements, Messrs. Thierer and Park will experience a Termination Arising Out of a Change in Control if they are terminated without cause or terminate due to good reason 6 months prior to or 24 months following a change in control. Under the employment agreements for Messrs. Shapiro, Romza, Saban and Berman, a Termination Arising Out of a Change of Control generally occurs if the executive is not retained in his current position or offered a comparable position.

Please see the narrative following the Summary Compensation Table and Grants of Plan-Based Awards Table above for a description of the terms of employment agreements the Company has entered into with each NEO as well as the material terms of the 2014 long-term incentive awards.

(6)	This amount is inclusive of the amount in the line above for the "Change of Control (pre-2014 grants)".

Compensation of Directors

During 2014, under the Company's director compensation program each non-management director received an annual retainer of $75,000, the Lead Independent Director received an additional fee of $75,000, the Chairman of the Audit Committee received a fee of $20,000, the Chairman of the Compensation Committee received a fee of $15,000, the Chairman of the Nominating and Corporate Governance Committee received a fee of $5,000 and each committee member received a fee of $10,000, $7,500 and $5,000 for each of the audit, compensation and nominating and governance committees, respectively in which the director serves. Directors are also reimbursed for travel expenses incurred in connection with their respective attendances. In 2014, each non-management director received an annual time-based RSU grant, which vests in half increments annually on each grant date anniversary. Directors who are also members of management do not receive director's fees.

In 2014, Catamaran began offering a deferred compensation arrangement to the Company’s directors.  At the director’s option, they may defer his or her cash or equity compensation into the plan, with the compensation invested in certain investment funds offered under the plan.  Four directors elected to participate in this deferred compensation plan in 2014.

The following table sets forth the compensation paid to the directors of the Company during the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total Compensation
Peter J. Bensen	$90,000	$188,276	$278,276
Steven D. Cosler	$155,000	$188,276	$343,276
William J. Davis	$95,000	$188,276	$283,276
Steven B. Epstein	$80,000	$188,276	$268,276
Betsy D. Holden	$90,000	$188,276	$278,276
Karen L. Katen	$82,500	$188,276	$270,776
Harry M. Kraemer	$85,000	$188,276	$273,276
Anthony R. Masso	$82,500	$188,276	$270,776

(1)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for more information on the relevant assumptions used in calculating these amounts.

The aggregate number of equity awards outstanding as of December 31, 2014 for each of the directors noted above are as follows:

Name	Aggregate Option Awards Outstanding (#)	Aggregate RSU Awards Outstanding (#)
Peter J. Bensen	—	5,832
Steven D. Cosler	5,000	5,832
William J. Davis	—	5,832
Steven B. Epstein	—	5,832
Betsy D. Holden	—	5,832
Karen L. Katen	—	5,832
Harry M. Kraemer	—	8,458
Anthony R. Masso	—	5,832

2. Ratification of Advance Notice Bylaw Amendment

On October 30, 2014, the Board approved an amendment (the “Advance Notice Bylaw Amendment”) to the amended and restated bylaws of the Company to add new Sections 3.7 and 3.8 involving certain advance notice and other requirements for shareholders to propose director nominations or other business to be brought before an annual or special meeting of shareholders. These requirements include, among other things, that with respect to these matters, a shareholder must give notice to the Corporate Secretary of the Company;

•
in the case of an annual general meeting of shareholders, not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to the date of such annual general meeting and not later than the later of the 60th day prior to the date of such annual general meeting or, if the first public announcement of the date of such annual general meeting is less than 70 days prior to the date of such annual general meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company; and

•
in the case of a special meeting of shareholders that is not also an annual general meeting but is called for the purpose of electing directors of the Company (whether or not called for other purposes), not later than the close of business on the 10th day following the day on which the initial public announcement of the special meeting of shareholders was made.

The notice must also comply with the other applicable requirements set forth in the new Sections 3.7 and 3.8 of the amended and restated bylaws of the Company, as amended by the Advance Notice Bylaw Amendment (the “Amended Bylaws”). The provisions described herein do not limit the ability of shareholders to make proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 or as required by the Yukon Business Corporations Act (the “Act”).

The Advance Notice Bylaw Amendment became effective upon its approval by the Board. However, pursuant to the provisions of the Act, the Advance Notice Bylaw Amendment will cease to be effective unless approved, ratified and confirmed by a resolution adopted by the majority of the votes cast by shareholders at the Meeting. The Amended Bylaws are attached as Appendix “C” to this Proxy Circular and Proxy Statement, and the full text of the Advance Notice Bylaw Amendment is set forth in Sections 3.7 and 3.8 thereof.

The Board believes that the advance notice and other requirements of the Advance Notice Bylaw Amendment provide a clear process for shareholders to follow to propose business and nominate directors and set out a reasonable timeframe for the proposal of business and nominee submissions along with a requirement for accompanying information, allowing the Company and the shareholders to evaluate the proposed business and all nominees’ qualifications and suitability as a director of the Company. The purpose of the advance notice requirement is to treat all shareholders fairly by ensuring that all shareholders, including those participating in a meeting by proxy rather than in person, receive adequate notice of the proposed business and nominations to be considered at a meeting and sufficient information with respect to all proposed business and nominees and can thereby exercise their voting rights in an informed manner. In addition, the advance notice requirement should assist in facilitating an orderly and efficient meeting process.

The Board may, in its sole discretion, waive any provision of the advance notice and other requirements of the Advance Notice Bylaw Amendment.
Advance Notice Bylaw Amendment Resolution

At the Meeting, shareholders will be asked to consider, and, if deemed appropriate, approve, with or without variation, the following resolution confirming, ratifying and approving the adoption of the Advance Notice Bylaw Amendment by the Board:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT:

1.
an amendment to add new Sections 3.7 (Nomination of Directors) and 3.8 (Other Business at the Annual General Meeting) to the amended and restated bylaws of Catamaran Corporation (the “Company”), attached as Appendix “C” to the Company’s Proxy Circular and Proxy Statement dated April 1, 2015 (the “Amended Bylaws”), which amendment was approved by the board of directors of the Company on October 30, 2014, be and is hereby confirmed, ratified and approved;

2.	the restatement of the Amended Bylaws to reflect the foregoing amendment be and is hereby authorized; and

3.
any one director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and instruments, and to do or cause to be done all other such acts and things, as in the opinion of such director or officer of the Company may be necessary or desirable to carry out the intent of the foregoing resolutions, such necessity to be conclusively evidenced by the execution and delivery of any such documents or instruments or the taking of any such actions.”

Vote Required and Board Recommendation

If a quorum is present, in order to approve the Advance Notice Bylaw Amendment, a majority of the votes cast in person or by proxy at the Meeting must vote in favor of it. A shareholder abstention and broker non-vote will have no effect on the approval of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CONFIRMATION, RATIFICATION AND APPROVAL OF THE ADVANCE NOTICE BYLAW AMENDMENT RESOLUTION.

3. Advisory Vote to Approve Named Executive Officer Compensation

The Company asks that you indicate your approval of the compensation of our NEOs as disclosed in this Proxy Circular and Proxy Statement under the heading “Executive Compensation.” The Company is providing this vote as required by Section 14A of the Securities Exchange Act of 1934, as amended. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote on executive compensation is a non-binding vote on the compensation of the Company's named executive officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Circular and Proxy Statement. The advisory vote on executive compensation is not a vote on the Company's general compensation policies or the compensation of the Company's Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years.

At the Company's 2011 annual and special meeting of shareholders, the Company's shareholders approved, on an advisory basis, the compensation of the Company's named executive officers and approved, on an advisory basis, the holding of an advisory vote every year on compensation of the Company's named executive officers. After considering the shareholder voting results, the Compensation Committee recommended and the Board of Directors of the Company approved that the Company hold an annual shareholder advisory vote on the compensation of our NEOs until the next required advisory vote on the frequency of the shareholder vote on executive compensation.

Therefore, the Board of Directors is asking you to approve the compensation of our NEOs as disclosed under the heading “Compensation Discussion and Analysis,” the compensation tables and any related material contained in this Proxy Circular and Proxy Statement through the following resolution:

“Resolved, that the shareholders approve the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and any related narrative contained in this Proxy Circular and Proxy Statement.”

Because your vote on executive compensation is a non-binding advisory vote, it will not be binding on the Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

As disclosed under the heading "Compensation Discussion and Analysis," the Company designs its compensation programs to maintain a performance and achievement-oriented environment throughout the Company. The goals of the Company's executive compensation program are to:

•	Motivate executives to achieve business objectives in order to maximize shareholder value over the long-term;

•	Attract and retain highly qualified executives to ensure that the long-term financial objectives of the Company are met; and

•	Provide incentives and reward each executive for his or her contributions to the Company.

Consistent with these goals and also as disclosed in the Compensation Discussion and Analysis, the Board has developed and approved the following executive compensation philosophy to provide a framework for the Company's executive compensation program:

•
Base salaries should be sufficient to attract and retain qualified management talent, without exceeding competitive practices at similar companies in the healthcare services and healthcare information technology markets;

•	Bonus and incentive programs should provide opportunity for significant increases in compensation based on meeting or exceeding pre-determined Company and individual performance targets;

•	A substantial portion of total long-term compensation should reflect performance on behalf of the Company's shareholders, as measured by increases in the value of the Company's shares; and

•
Compensation should be weighted to reflect the performance of the Company compared to its stated goals and relative to selected competitors taking into consideration, metrics such as, but not limited to, sales growth and EPS growth.

Vote Required and Board Recommendation

If a quorum is present, in order to approve the non-binding advisory vote on executive compensation, a majority of the shares present in person or by proxy at the Meeting and entitled to vote on such proposal must vote in favor of it. A shareholder abstention will have the effect of a vote against the approval of the proposal, but a broker non-vote will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY CIRCULAR AND PROXY STATEMENT UNDER THE HEADING “EXECUTIVE COMPENSATION.”

4. Appointment of Independent Registered Public Accountants

KPMG LLP (“KPMG”) has been the Company's independent registered public accountant since June 23, 2008. At the Meeting, holders of the common shares will be requested to re-appoint KPMG to serve as the independent registered public accountants of the Company until the next annual meeting of shareholders or until a successor is appointed and to authorize the Board to fix KPMG's remuneration and terms of engagement. We expect that representatives of KPMG will attend the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

In addition to retaining KPMG to audit our financial statements and the effectiveness of internal control over financial reporting, we engage them from time to time to perform other services. The table below shows the total fees billed by KPMG LLP for their services to us in 2014 and 2013:

Fee Type	2014	2013
Audit fees (1)	$2,000,000	$2,250,000
Audit related fees (2)	200,000	60,145
Tax fees	100,000	—
All other fees (3)	16,000	14,750
Total	$2,316,000	$2,324,895

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company's annual consolidated financial statements and the effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

(2)	Audit-related fees consist of professional services with respect to acquisitions, debt offerings and other attestation-related matters.

(3)	All other fees consist of fees for agreed-upon procedures performed on a quarterly basis related to contract compliance.

The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining the independence of KPMG.

The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to us by our independent registered public accounting firm. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of all audit and review services to be performed by KPMG for 2015. All other services must be specifically pre-approved by the Audit Committee or by a member of the Audit Committee to whom the authority to pre-approve the provision of services has been delegated. At no time since the beginning of the Company's most recently completed fiscal year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board.

Pursuant to Yukon corporate law and the related regulations, there is in effect a plurality vote standard for the appointment of auditors. Accordingly, KPMG will be appointed as independent registered public accountants of the Company unless one or more additional nominees are proposed and one of such additional nominees receives a greater number of votes than KPMG.

The Board of Directors and the Audit Committee recommend a vote “FOR” the appointment of KPMG as independent registered public accountants of the Company until the next annual meeting of shareholders or until a successor is appointed. In the absence of a contrary instruction, the persons designated in the enclosed form of proxy intend to vote "FOR" the appointment of KPMG to serve as independent registered public accountants of the Company until the next annual meeting of shareholders or until a successor is appointed.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three independent directors. Its duties and responsibilities are set forth in a written charter that is attached as Appendix B hereto.

In the course of fulfilling its responsibilities during fiscal year 2014, the Audit Committee has:

•	reviewed and discussed with management the audited financial statements for the year ended December 31, 2014;

•
discussed with representatives of the independent registered public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the Audit Committee concerning independence; and

•	discussed with the independent registered public accountant its independence from the Company and management.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

AUDIT COMMITTEE
William J. Davis, Chair
Betsy D. Holden
Harry M. Kraemer

5. Other Matters

The Company knows of no other matters to be submitted to the shareholders at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the common shares they represent in accordance with their judgment on such matters.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors and beneficial owners of more than 10% of our common shares to file reports of ownership and changes of ownership of our common shares with the SEC. Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, the Company believes that, during 2014, our directors, executive officers and 10% beneficial owners complied with all applicable Section 16(a) reporting requirements, except that, one Form 4 report for Mr. Epstein was filed late in September 2014 (relating to vesting of restricted stock units).

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Overview

The Company's Board of Directors and senior management consider good corporate governance to be central to the effective and efficient operation of the Company and key to the Company's relationship with its shareholders. Through the Nominating and Corporate Governance Committee, the Board of Directors reviews, evaluates and modifies its governance program. The Board of Directors is satisfied that the Company's governance plan is consistent with legal and stock exchange requirements.

It is the policy of the Company that all disclosures made by the Company to its security holders and to the public generally should be accurate and complete in all material respects, should fairly present the Company's financial condition and the results and current status of its operations, and should be made on a timely basis as required by applicable law and stock exchange requirements.

Board of Directors

Board Composition and Director Independence

The current members of our Board of Directors are Mark A. Thierer, Peter J. Bensen, Steven D. Cosler, William J. Davis, Steven B. Epstein, Betsy D. Holden, Karen L. Katen, Harry M. Kraemer, and Anthony R. Masso. The Board of Directors considered all relevant facts and circumstances in assessing director independence and affirmatively determined that a majority of its members are independent, namely Peter J. Bensen, Steven D. Cosler, William J. Davis, Steven B. Epstein, Betsy D. Holden, Karen L. Katen, Harry M. Kraemer and Anthony R. Masso are each independent as defined in the listing standards of the Nasdaq Stock Market and in National Instrument 52-110, Audit Committees (“NI 52-110”). Mark A. Thierer, as the chief executive officer of the Company, is not considered to be an independent director. There were no transactions, relationships or arrangements with respect to any independent director that required review by the Board for purposes of determining director independence.

Each director of the Company must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, the director must excuse himself or herself from any discussion or decision on any matter in which the director is precluded from voting as a result of a conflict of interest. Certain of our directors are directors of other reporting issuers (or the equivalent thereof), as disclosed in this Proxy Circular and Proxy Statement under “Matters to be Acted Upon at the Meeting - Election of Directors.”

Board Leadership

Currently, Mr. Thierer holds the joint roles of Chairman of the Board of Directors and Chief Executive Officer of the Company. The Chairman of the Board is responsible for overseeing the performance by the Board of its duties, for communicating periodically with Board Committee chairs regarding the activities of their respective Committees and for overseeing the management of the Company's business. Our independent directors have also designated a Lead Independent Director, who presides over regular sessions of the independent directors and provides leadership to the Board when circumstances arise in which the joint roles of the Chairman and CEO may be, or may be perceived to be, in conflict. Currently, Mr. Cosler has been designated Lead Independent Director. In appointing Mr. Thierer as Chairman of the Board, the independent directors have concluded that the most effective leadership structure for the Company at the present time is for Mr. Thierer to serve as both Chairman and CEO. The independent directors made this determination in light of Mr. Thierer's service to the Company and varied experiences within the Company's industry, which enable him to bring to the Board a broad and uniquely well-informed perspective of the Company's business and operations, as well as substantial insight into the trends and opportunities that can affect the Company's future. In addition, the independent directors believe that having Mr. Thierer hold the joint Chairman and CEO role is an appropriate structure in that it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company's strategy and business plans. The independent directors also noted the appointment of Mr. Cosler as the Lead Independent Director and the substantial majority of the Board being comprised of independent directors in making their determination. Additionally, the Board believes that having a Lead Independent Director as part of its leadership structure promotes greater management accountability and ensures that directors have an independent contact on matters of concern to them.

During 2014, the Board of Directors and its Committees met as necessary in the absence of the CEO and other members of management including sessions with only the external auditors present. At each of the 10 Board meetings in 2014, there was a session at which all management, including the CEO, were excused.

Board's Role in Risk Oversight

The Board regularly devotes time during its meetings to review and discuss the significant risks facing the Company and management's process for identifying, prioritizing and responding to those risks. The Audit Committee assists the Board in discharging its duties with respect to risk assessment and risk management. In connection with the Audit Committee's review of all critical accounting policies and practices with the Company's external auditor and management, the Audit Committee reviews the impact on the Company of significant risks and uncertainties. In addition, pursuant to the Audit Committee Charter, the Audit Committee must work with management to ensure that management has designed an effective system of internal controls and disclosure controls and procedures, which is a necessary component of the Company's risk management system. Finally, the Audit Committee is also responsible for the oversight of the Company's compliance with legal and regulatory requirements, which represent many of the most significant risks the Company faces.

Risk Management and Compensation

The Company compensates its employees with base salaries along with incentive programs designed to encourage behavior which is supportive of the long-term interests of the corporation. In 2014, the Company performed a comprehensive review of its compensation policies and programs to determine whether such policies and programs encourage unnecessary or inappropriate risk-taking by the Company's employees. In connection with this review, management and our independent compensation consultant, Pay Governance, reviewed the risks associated with the Company's compensation policies and programs, including risks under the Company's various incentive programs associated with the form in which compensation is paid (i.e., fixed v. variable), performance metrics, payout opportunities as well as payment timing and adjustment provisions. Based on this review, the Company concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.

Meeting Attendance

During the fiscal year ended December 31, 2014, the Board of Directors held 10 meetings. All directors attended at least 75% or more of the aggregate of the meetings of the Board and of the committees, on which they served, held during the period for which they were directors or committee members, respectively. We encourage, but do not require, our Board members to attend annual meetings of shareholders. Mr. Thierer attended our Annual Meeting of Shareholders in May 2014.

The following chart shows the attendance record of each director at Board meetings held during the fiscal year ended December 31, 2014:

Board Meeting Date	P. Bensen	S. Cosler	W. Davis	S. Epstein	B. Holden	H. Kraemer	K. Katen	A. Masso	M. Thierer
3/1/2014	X	X	X			X	X	X	X
3/5/2014	X	X	X	X	X	X	X	X	X
3/20/2014	X	X	X	X		X	X	X	X
6/4/2014		X	X	X	X	X	X	X	X
8/4/2014	X	X	X	X	X		X	X	X
9/3/2014	X	X	X	X	X	X	X	X	X
10/6/2014	X	X	X	X	X	X	X		X
12/2/2014	X	X	X				X	X	X
12/10/2014	X	X	X	X	X	X	X	X	X
12/23/2014	X	X	X	X	X	X	X	X	X

X-Attended the meeting

Corporate Governance Guidelines

The Board of Directors is responsible to supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. These guidelines, which were adopted in December 2012 in lieu of a Board mandate, reflect the Board's commitment to monitor the effectiveness of policy and decision-making at both the Board and management levels, with the objective of enhancing shareholder value over the long term. A copy of the Corporate Governance Guidelines are attached as Appendix A to this Proxy Circular and Proxy Statement and are also available without charge through the “Investors, Corporate Governance” section of the Company's website located at www.catamaranrx.com, or by writing to the attention of the Corporate Compliance Officer at 1600 McConnor Parkway, Schaumburg, IL 60173-6801.

Position Descriptions

The Board has not developed specific written position descriptions for the Chairman of the Board or the Chair of each Board committee. The Board of Directors has adopted a written charter for each of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors believes that these charters adequately delineate the roles of the chairs of such committees. Although written position descriptions have not been adopted, the Chairman of the Board and each Committee Chair are aware that the roles and responsibilities of such positions include:

•	presiding over meetings;

•	planning and organizing Board/committee activities;

•	providing leadership to enhance effectiveness;

•	ensuring responsibilities are well understood by Board/committee members and management, and that the boundaries between Board and management responsibilities are clearly understood and respected;

•	ensuring that adequate resources are available, including timely and relevant information, to allow the Board/committee to meet its responsibilities; and

•	reporting to the full Board on decisions or recommendations made by a committee.

The Board of Directors has not developed a written position description for the Chief Executive Officer. The Board annually reviews the Chief Executive Officer's goals and objectives for the upcoming year.

Board Committees

Board committees help the Board run effectively and efficiently, but do not replace the oversight of the Board as a whole. In December 2012, the Board approved the merger of the existing Nominating and Corporate Governance Committees into a single standing committee of the Board. As a result, there are currently three principal Board committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors also, from time to time, appoints ad-hoc committees to report to the Board of Directors on specific matters as they arise. In addition, at each regularly scheduled Board meeting, a member of each committee reports on any significant matters addressed by the committee since the last Board meeting. Each committee performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations.

Each committee meets regularly and operates under a written charter that has been approved by the Board. Each committee charter sets forth the duties of the particular Board committee and authorizes each Board committee to retain, at the Company's expense, outside advisors as such committee deems necessary for the fulfillment of its responsibilities. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee Charters are available without charge through the “Investors, Corporate Governance” section of the Company's website located at www.catamaranrx.com, or by writing to the attention of the Corporate Compliance Officer at 1600 McConnor

Parkway, Schaumburg, IL 60173-6801. In addition, a copy of the Audit Committee Charter is attached as Appendix B to this Proxy Circular and Proxy Statement.

Audit Committee

The Company has a separately designated Audit Committee that assists the Board of Directors in its oversight of our compliance with all applicable laws and regulations related to financial reporting, which includes oversight of the quality and integrity of our financial reporting, internal controls and audit functions, and is directly and solely responsible for the appointment, retention, compensation and monitoring of the performance of our independent registered public accounting firms, including the services and scope of their audit. The Audit Committee meets at least quarterly with our management and independent public accountants to, among other things, review the results of the annual audit and quarterly reviews, discuss the financial statements, assess management performance and procedures in connection with financial controls and receive and consider comments as to internal controls. The Audit Committee meets at least quarterly and additional meetings are held as deemed necessary by the Committee Chair or as requested by any Committee member. The Audit Committee met four times in 2014.

Currently, the Audit Committee is comprised of Mr. Davis (Committee Chairman), Ms. Holden and Mr. Kraemer. The Board of Directors has determined that all members of the Audit Committee are independent under the Nasdaq Stock Market rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and NI 52-110, and are financially literate. In addition, our Board has determined that each of Mr. Davis, the Chairman of the Audit Committee, and Mr. Kraemer qualifies as an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the related SEC rules promulgated thereunder. Shareholders should understand that this designation is an SEC disclosure requirement relating to Mr. Davis' and Mr. Kraemer's experience and understanding of certain accounting and auditing matters, which the SEC has stated does not impose on the director so designated any additional duty, obligation or liability than otherwise is imposed generally by virtue of serving on the Audit Committee and/or the Board of Directors. Please refer to the “Matters to be Acted Upon at the Meeting - Election of Directors” narrative for further information on the Audit Committee members' background and experience that is relevant to their performance of responsibilities as an audit committee member. For a description of the external auditor service fees, and the policies and procedures for the engagement of non-audit services, please refer to the section captioned “Matters to be Acted Upon at the Meeting-Appointment of Independent Registered Public Accountants” in this Proxy Circular and Proxy Statement.

Compensation Committee

The purpose of the Compensation Committee is to assist the Board in discharging its overall responsibilities relating to the compensation of its directors, executive officers and other senior management, as well as the administration of the Company's equity-based compensation plans. Among other things, the Compensation Committee is responsible for: (i) reviewing the compensation practices and policies of the Company to ensure they are competitive and that they provide appropriate motivation for corporate performance and increased shareholder value; (ii) oversight of the administration of the Company's compensation programs, including equity-based compensation programs, and making recommendations to the Board regarding their adoption, amendment or termination; (iii) annually reviewing the annual base salary and bonus targets for senior executives of the Company other than the CEO; (iv) reviewing annual corporate goals and objectives for the CEO and evaluating the CEO's performance and based on this evaluation, annually reviewing the CEO's annual base salary, bonus and any equity grants or other awards; and (v) reviewing the adequacy and format of compensation to directors in light of the responsibilities and risks associated with directorship. The Compensation Committee meets at least once a year and additional meetings are held as deemed necessary by the Committee Chair or as requested by any Committee member. The Compensation Committee met four times in 2014.

The Compensation Committee has authorized the CEO to grant and allocate equity awards in two circumstances. The first relates to the annual equity award allocation to employees. This allocation is submitted to the Compensation Committee for consideration and comment and specifically lists recipients and a proposed allocation. The second circumstance is that the CEO is authorized to grant equity awards to newly hired employees provided that:

(1)
the number of equity awards granted to new employees is reasonably consistent with past practice in terms of the number granted to an employee in the position and with the responsibility of the new employee; and

(2)	such authority does not extend to new employees who are senior officers that directly report to the CEO of the Company.

The Chief Executive Officer in consultation with the Chief Human Resources Officer will consider the position, requirements, seniority, employment, and market conditions when deciding the equity awards to be recommended to be granted to new employees.

Currently, the Compensation Committee is composed of Mr. Bensen (Committee Chairman), Mr. Masso and Ms. Katen. Each member of the Compensation Committee is independent under the heightened independence standards applicable to Compensation Committee members under the Nasdaq Stock Market rules and Rule 10C-1 under the Exchange Act and under NI 52-110. In addition, each member of the Compensation Committee also meets the definitions of “outside director” under Section 162(m) of the Internal Revenue Code and “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to (i) identify, evaluate and recommend individuals qualified to become members of the Board, consistent with criteria approved by the Board, (ii) select, or recommend that the Board select, the director nominees to stand for election at each annual meeting of shareholders of the Company or to fill vacancies on the Board, and (iii) oversee the annual performance evaluation of the Board and its committees and management. The Committee shall also recommend directors eligible to serve on all committees of the Board. The Nominating and Corporate Governance Committee meets at least once a year and additional meetings are held as deemed necessary by the Committee Chair or as requested by any Committee member. The Nominating and Corporate Governance Committee met four times in 2014.

The Nominating and Corporate Governance Committee is currently comprised of Mr. Cosler (Committee Chairman), Mr. Epstein and Ms. Holden. Each member of the Nominating and Corporate Governance Committees is independent under the Nasdaq Stock Market rules and NI 52-110.

Nomination of New Directors. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, including (i) characteristics such as diversity, experience, integrity and judgment, (ii) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess, (iii) the competencies and skills that the Board considers each existing director to possess and (iv) the competencies and skills each new nominee will bring to the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board. In addition, the Nominating and Corporate Governance Committee will make recommendations to the Board regarding changes to the size and composition of the Board or any committee thereof from time to time with a view to effective decision making.

In identifying potential director nominees, the Nominating Committee considers Board candidates identified through a variety of methods and sources. These include suggestions from committee members, other directors, senior management, shareholders and other interested parties in anticipation of director elections and other potential Board vacancies. The Nominating Committee has sole authority to retain director search firms, as well as other advisors, to assist in identifying and evaluating possible director nominees. The Nominating Committee also considers Board candidates recommended by shareholders of the Company. Shareholders who wish to recommend a person for election to the Company's Board may submit such person's name, background, qualifications, and consent to be named in the proxy circular and proxy statement and to serve as a director if elected, in writing to our Corporate Secretary for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider and evaluate such person as a possible nominee in the same manner as it considers all other potential candidates. To permit sufficient time for such consideration and evaluation, shareholders should make Board candidate submissions by December 31 in each year, prior to the holding of the next shareholders' meeting. If the Advance Notice Bylaw Amendment is approved, ratified and confirmed by the shareholders of the Company, the process for shareholders to nominate directors will be changed as described in the section “Approval of Advance Notice Bylaw Amendment” in this Proxy Circular and Proxy Statement.

Assessments; Director Orientation and Continuing Education. The Nominating and Corporate Governance Committee: (i) annually reviews and assesses the effectiveness of the Board as a whole, individual directors, the membership of the Board committees, the Board committee charters and activities of each committee and the contribution of individual directors and will make such recommendations to the Board arising out of such review as it deems appropriate; (ii) administers an annual self-evaluation process to determine whether the Board and its committees are functioning effectively and reports the results of the self-evaluation process to the Board; (iii) annually reviews and assesses Company management's succession planning and will report to the Board any action it deems necessary or appropriate; and (iv) is responsible for developing and overseeing an orientation program for new directors and a continuing education program for all directors. Upon joining the Board, new directors are provided with customized presentations, investor packages, product literature and director insurance information. The information and presentations are tailored for each new director depending on his or her familiarity with the operations of the Company, the industry generally and the particular Board committee or committees such new director will join.

Special Committee

A special committee of the Board was formed for the purpose of pricing the debt offering that Catamaran completed in March 2014. The committee was composed of Mr. Davis, Mr. Cosler, and Mr. Thierer. This committee held one meeting during 2014.

Code of Business Conduct and Ethics

The directors of the Company have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to all directors, officers and employees of the Company. A copy of the Code of Business Conduct and Ethics can be obtained on our website at www.catamaranrx.com or from the Corporate Compliance Officer at 1600 McConnor Parkway, Schaumburg, IL 60173-6801. The directors are responsible for monitoring compliance with the Code. To facilitate this, the Code encourages all Company personnel to promptly report any problems or concerns and any actual or potential violations of the Code. Concerns or complaints can be reported on an anonymous basis in writing to the Ethics and Compliance Hotline, and concerns and complaints can also be reported to the Corporate Compliance Officer.

The Board expects its directors, officers and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Code. Any material issues regarding compliance with the Code are brought forward by the Corporate Compliance Officer at either the Board or appropriate Board committee meetings, The Board and/or appropriate committee determine what remedial steps, if any, are required. A waiver of the Code will be granted only in exceptional circumstances, any waivers or amendments to the Code will be promptly posted to our website at www.catamaranrx.com. Any waiver must be approved by the Board if it involves a director or executive officer or the CEO if it involves any other corporate representative. No waiver has ever been granted under the Code.

The Company has also adopted a Disclosure Policy, an Insider Trading Policy and a Whistleblower Policy (collectively, the “Policies”). Copies of the Policies can be obtained without charge from the Corporate Compliance Officer at 1600 McConnor Parkway, Schaumburg, IL 60173-6801. The directors of the Company encourage and promote an overall culture of ethical business conduct by promoting compliance with applicable laws, rules and regulations, providing guidance to employees, directors and officers to help them recognize and deal with ethical issues, promoting a culture of open communication, honesty and accountability and ensuring awareness of disciplinary action for violations of ethical conduct.

Director Term Limits and Other Mechanisms of Board Renewal

As set out in the Corporate Governance Guidelines, the Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company’s history, policies and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process described in the Corporate Governance Guidelines.

The Corporate Governance Guidelines also provide that no director shall stand for re-election to the Board after he or she has reached the age of 72. Notwithstanding the foregoing, upon the recommendation of the Nominating and Corporate Governance Committee, the Board shall have the authority to extend the retirement age of an individual director if the Committee and the Board, in their discretion, believe such extension would best serve the interests of the Company.

Policies Regarding the Representation of Women on the Board and Consideration of the Representation of Women in the Director Identification and Selection Process

In accordance with the Corporate Governance Guidelines, the Board’s selection of director nominees is based on its determination (using advice and information supplied by the Nominating and Corporate Governance Committee) as to the suitability of each individual to serve as a director of the Company, taking into account the membership criteria discussed in the Corporate Governance Guidelines. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual directors, the Board takes into account many factors, including (i) characteristics such as diversity, experience, integrity and judgment, (ii) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess, (iii) the competencies and skills that the Board considers each existing director to possess and (iv) the competencies and skills each new nominee will bring to the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. In addition, the Board believes that a substantial majority of its directors must be independent. As discussed herein, the Nominating and Corporate Governance Committee is responsible for facilitating an annual evaluation of the performance of the full Board and reports its conclusions to the Board. The Nominating and Corporate Governance Committee’s report generally includes an assessment of the Board’s compliance with the principles set forth in the Corporate Governance Guidelines, as well as identification of areas in which the Board could improve its performance.

Consideration Given to the Representation of Women in Executive Officer Appointments

The Board selects the Company’s Chief Executive Officer and Chairman in the manner that it determines to be in the best interests of the Company’s shareholders.

Number and Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

There are currently two women on the Board, representing over 20% of the Board, which is consistent with the Board’s commitment to promote gender diversity. The Company does not have a target regarding women on the Board, although the Nominating and Corporate Governance Committee and the Board will continue to review potential director candidates with a view to maintaining or increasing representation of women on the Board.

Similarly, there are no formal targets set for women in executive officer positions. Female representation in senior management at the Company include 3 women, which represents 15% of senior management. Minorities occupy additional senior positions in the Company. Assessments of candidates for senior management positions with the Company and its subsidiaries take into account education, experience and qualification and suitability for the role without regard to gender and ethnicity; however, final selection of a candidate for a position will factor in diversity, including gender and ethnicity.

EQUITY COMPENSATION PLAN INFORMATION
Information related to compensation plans under which our equity securities are authorized for issuance as of December 31, 2014 is set forth in the table below.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Equity Awards	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (1)	2,994,222	(2)	4,815,112
Equity compensation plans not approved by security holders (3)	330,873	—	730,056

(1)
The Long Term Incentive Plan ("LTIP") provides for the grant of stock option awards, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards to eligible persons, including executive officers and directors of the Company.

(2)
At December 31, 2014, the Company had no outstanding options denominated in Canadian dollars. There are 1,448,532 options outstanding that are denominated in U.S. dollars with a weighted average exercise price of $37.22. The remaining 1,545,690 securities outstanding are unvested RSUs with a weighted average grant date fair value of $44.69 per unit.

(3)
In connection with the completion of the Catalyst Merger on July 2, 2012, the Company assumed the 2003 HealthExtras, Inc. Equity Incentive Plan (the “Catalyst 2003 Plan”) and the Catalyst Health Solutions, Inc. 2006 Stock Incentive Plan (the “Catalyst 2006 Plan” and, together the Catalyst 2003 Plan, the "Assumed Plans"). Although the former public stockholders of Catalyst approved the Assumed Plans, the Company's stockholders have not approved the Assumed Plans.  New awards under the Assumed Plans may not be made to any persons who were employees of Catamaran (formerly SXC Health Solutions) and its subsidiaries at the time of the completion of the Catalyst Merger. The Catalyst 2003 Plan terminated on March 4, 2013, and the Catalyst 2006 Plan will terminate on April 7, 2020. Currently, the Company's Board of Directors may terminate or amend the Assumed Plans at any time, subject to applicable NASDAQ and TSX stockholder approval requirements. The Catalyst 2003 Plan provides for the grant of stock options and restricted stock awards, and the Catalyst 2006 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit (“RSU”) awards, performance awards and other stock-based awards. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the Assumed Plans are counted as 1.45 shares for every one share granted for the purpose of determining the number of remaining common shares available for future issuance under the Assumed Plans. The Company's Compensation Committee has the exclusive authority to administer the Assumed Plans, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction. At December 31, 2014, the Company had outstanding 330,873 unvested RSUs under the Assumed Plans with a weighted average grant date fair value of $46.62 per unit.

Summary of Terms and Conditions of the Equity Compensation Plans

As of March 23, 2015, the limit of shares approved for issuance under the LTIP, the Catalyst plans and the Company's prior stock option plan is [X] (representing [X]% of the Company's common shares outstanding as of the Record Date) of which [X] common shares have been issued (or [X] % of the Company's common shares outstanding as of the Record Date), options in the amount of [X] remain outstanding (or [X]% of the Company's common shares outstanding as of the Record Date), RSUs in the amount of [X] remain outstanding (assuming issuance based on 1.79 shares and 1.45 shares for each outstanding RSU under the LTIP and Catalyst plans, respectively, representing [X]% of the Company's common shares outstanding as of the Record Date), leaving [X] (or [X]% of the Company's common shares outstanding as of the Record Date) available for future grant of options or RSUs under the LTIP and the Catalyst plans. There are no shares available for issuance under the Company's prior stock option plan.

(1)    LTIP

Effective as of March 11, 2009, the Board adopted the LTIP, which was approved by the shareholders of the Company at the annual and special meeting of shareholders held on May 13, 2009. The LTIP provides for the grant of stock option awards, SARs, restricted stock awards, RSUs, performance awards and other stock-based awards to eligible persons, including executive officers, directors and consultants of the Company. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the LTIP are counted as 1.79 shares for every one share granted for the purpose of determining the number of remaining common shares available for future issuance under the LTIP. The purpose of the LTIP is to assist Catamaran and its subsidiaries and affiliates in attracting and retaining selected individuals to serve as directors, employees and/or consultants of the Company who are expected to contribute to Catamaran's success and to achieve long-term objectives which will inure to the benefits of all shareholders of the Company through the additional incentives inherent in awards granted under the LTIP. The LTIP replaced the Amended and Restated Option Plan (the “Option Plan”), and no further grants or awards may be made under the Option Plan.

The LTIP is currently administered by the Compensation Committee. The Compensation Committee selects the employees, executive officers, directors and consultants of Catamaran who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the LTIP and establish, amend and rescind any rules relating to the LTIP. The Compensation Committee may delegate to a committee of one or more directors or officers the right under an award agreement to grant, cancel or suspend awards to employees who are not directors or officers of the Company.

The Compensation Committee determines the period of time for which any awards under the LTIP continue to be exercisable and the terms of exercise upon termination of a participant's employment or service with the Company or its affiliate, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. All terms and conditions pertaining to the treatment of awards under the LTIP upon termination of a participant's employment are specified in the participant's award agreement.

The maximum aggregate number of common shares that may be granted to an employee with respect to (i) stock options or during any 12-month period is 300,000, or (ii) restricted stock awards, RSUs, performance awards or other stock-based awards that are denominated in common shares during any 12-month period is 300,000. The maximum amount of cash payable during any 12-month period to any employee in connection with a performance award is $2,000,000. Non-employee directors of Catamaran may not, in the aggregate, be granted awards at any time during the term of the LTIP with respect to more than 1% of the total number of outstanding common shares.

In the event of a merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend) or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the common shares, adjustments will be made to the LTIP and outstanding awards thereunder as the Compensation Committee, in its discretion, determines to be appropriate.

The Board may at any time terminate, alter, amend or suspend the LTIP as it deems advisable, and, subject to certain limitations in the LTIP, the Board may amend outstanding awards under the LTIP in any manner as it deems advisable in its sole discretion, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of NASDAQ and the TSX.

(2)    Catalyst Plans

In connection with the closing of the Merger on June 2, 2012, Catamaran assumed the 2003 HealthExtras, Inc. Equity Incentive Plan (the “2003 Plan”) and the Catalyst 2006 Stock Incentive Plan (the “2006 Plan” and, together with the 2003 Plan, the “Catalyst Plans”), each as amended and adjusted for the purpose of granting awards to certain employees of Catalyst who continued their employment with the Company subsequent to the close of the Merger or to newly hired employees of the Company who were not employed with the Company as of the close of the Merger. The 2003 Plan terminated on March 4, 2013, and, unless terminated earlier by the Board, the 2006 Plan will terminate on April 7, 2020.

The 2006 Plan provides for the grant of stock options, SARs, restricted stock awards, RSUs, performance awards and other stock-based awards. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the 2006 Plan are counted as 1.45 shares for every one share granted for the purpose of determining the number of remaining common shares available for future issuance under the 2006 Plan.

The Board has granted the exclusive authority to administer the 2006 Plan to the Compensation Committee, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction.

The Compensation Committee may terminate or amend the 2006 Plan at any time; however, if an amendment to the 2006 Plan would materially increase the number of common shares issuable under the 2006 Plan, expand the types of awards provided under the 2006 Plan, materially expand the class of participants eligible to participate in the 2006 Plan, materially extend the term of the 2006 Plan or otherwise constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, any amendment may be conditioned on the approval of the Company's stockholders for any other reason. No termination or amendment of the 2006 Plan may adversely affect any award previously granted under the 2006 Plan without the written consent of the participant. Unless approved by the Company's stockholders or otherwise permitted by the anti-dilution provisions of the 2006 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Subject to adjustment as provided in the 2006 Plan, the aggregate number of common shares that may be granted pursuant to awards under the 2006 Plan shall not exceed 3,000,000. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the 2006 Plan are counted against this share limit as 1.45 shares for every one share granted. In addition, (i) Catamaran may not grant to any participant options and SARs that are not related to an option for more than 1,000,000 common shares in any 36 month period; (ii) Catamaran may not grant to any participant restricted, performance share and phantom stock awards for more than 500,000 common shares in any 36 month period; and (iii) participants may not be paid more than $2,000,000 with respect to any cash-denominated performance units granted in any single calendar year, subject to adjustments as provided in the 2006 Plan. The following will not reduce the remaining shares available for issuance pursuant to awards under the 2006 Plan: (i) dividends; (ii) awards which by their terms are settled in cash rather than the issuance of shares; and (iii) any shares subject to an award under the 2006 Plan that is forfeited, canceled, terminated, expires or lapses for any reason and shares subject to an award that are repurchased or reacquired by Catamaran.

ADDITIONAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

There is no indebtedness outstanding of any current or former director or executive officer of the Company or any of its subsidiaries which is owing to the Company or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise. In addition, no such indebtedness of any of the foregoing persons was outstanding at any time since the beginning of the most recently completed fiscal year ended December 31, 2014.

Other than as set out below, to the knowledge of the Company, no proposed director:

(1)
is, as at the date of this Proxy Circular and Proxy Statement, or has been within the ten years before the date of this Proxy Circular and Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(2)
has, within the ten years before the date of this Proxy Circular and Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Ms. Holden was a director of the Tribune Company when it (and related entities) filed voluntary petitions under chapter 11 of the United States Bankruptcy Code on December 8, 2008. On July 23, 2012, the Court entered the Order Confirming the Fourth Amended Joint Plan of Reorganization for the Tribune Company (the "Plan"). The effective date of the Plan was December 31, 2012.

Mr. Epstein was a director of Rural/Metro Corporation ("Metro") when it filed for bankruptcy protection under chapter 11 of the United States Bankruptcy Code on August 4, 2013. On December 17, 2013, the U.S. Bankruptcy Court for the District of Delaware confirmed Metro's Plan of Reorganization.

Mr. Cosler was a director of CCS Medical, Inc. ("CCS Medical") when it filed for bankruptcy protection under chapter 11 of the United States Bankruptcy Code on July 8, 2009. CCS Medical's Plan of Reorganization was confirmed by the United States Bankruptcy Court for the District of Delaware on March 11, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee who served on the Compensation Committee in 2014 (Messrs. Bensen and Masso or Ms. Katen) has interlocking relationships as defined by the SEC or had any relationships requiring disclosure by the Company under the SEC's rules regarding certain relationships and related party transactions. Mr. Thierer, Chairman and Chief Executive Officer, and the Senior Vice President and Chief Human Resources Officer participate in all discussions regarding salaries and incentive compensation for all executive officers of the Company, except during discussions regarding their own salary and incentive compensation. Mr.. Thierer may make suggestions or recommendations during these discussions, however all deliberations and determinations regarding the compensation of executive officers of the Company are made solely by the Compensation Committee and/or the Board of Directors. No executive officer of the Company serves on the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company's Board of Directors.

RELATED PARTY TRANSACTIONS

The Company or one of its subsidiaries may occasionally enter into transactions with certain “related parties.” Related parties include our executive officers, directors, nominees for directors, a beneficial owner of 5% or more of our common stock and immediate family members of these parties. We refer to transactions involving amounts in excess of $120,000 and in which the related party has a direct or indirect material interest as “related party transactions.” Each related party transaction must be approved or ratified in accordance with the Company's written Related Party Transactions Policy by the Audit Committee of the Board of Directors. The Audit Committee considers all relevant factors when determining whether to approve a related party transaction including, without limitation, the following:

•	the size of the transaction and the amount payable to the related party;

•	the nature of the interest of the related party in the transaction;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction is on terms that would be available in comparable transactions with unaffiliated third parties.
Neither the Company nor any of its subsidiaries has been involved in any related party transactions since January 1, 2014, and no related party transactions are currently proposed.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company, and no associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since the commencement of our last fiscal year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of our subsidiaries. An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company if it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of the Company at any time since the beginning of 2014, no person by whom, or on whose behalf, directly or indirectly, the solicitation is made, no proposed nominee for election as a director, and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as disclosed in this Proxy Circular and Proxy Statement with respect to the compensation of our named executive officers.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

The Company knows of no matters to come before the meeting of shareholders other than as set forth in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN BY THE COMPANY SHOULD PROPERLY COME BEFORE THE MEETING, THE ACCOMPANYING PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE PROXY.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the Company's website at www.catamaranrx.com, or by accessing the Company's profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml. Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the Company's consolidated financial statements and accompanying Management's Discussion and Analysis for the fiscal year ended December 31, 2014 are available on SEDAR and EDGAR. Financial information with respect to the Company is provided in the Company's consolidated financial statements and accompanying Management's Discussion and Analysis for the most recently completed fiscal year.

The Company undertakes to provide you with copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the Company's consolidated financial statements and accompanying Management's Discussion and Analysis for the fiscal year ended December 31, 2014 without charge upon written request to Catamaran Corporation, 1600 McConnor Parkway, Schaumburg, IL 60173-6801, Attention: Corporate Secretary or by contacting the Corporate Secretary at 1-800-282-3232. The Annual Report on Form 10-K sent to any such requesting shareholder will be accompanied by a list briefly describing the exhibits to such Annual Report filed by the Company with the SEC. These exhibits can be viewed on the SEC's website (www.sec.gov) or, upon written request to Catamaran Corporation, 1600 McConnor Parkway, Schaumburg, IL 60173-6801, Attention: Corporate Secretary or by contacting the Corporate Secretary at 1-800-282-3232, the Company will provide you with copies of such exhibits for a nominal fee (which fee will be limited to the expenses the Company incurs in providing you with the requested exhibits).

COMMUNICATING WITH THE BOARD

Interested parties, including shareholders and other security holders, may communicate directly with the Board of Directors, non-management directors, the Chairman of the Board or any other individual directors by writing care of the Corporate Secretary, at 1600 McConnor Parkway, Schaumburg, IL 60173-6801. All correspondence, with the exception of solicitations for the purchase or sale of products and services and similar types of communications or communications of an inappropriate nature, will be forwarded to the directors to whom such correspondence is addressed. In addition, any such communication that relates to accounting, internal accounting controls or auditing matters will also be referred to the Chairman of the Audit Committee, if not already addressed to him or her.

APPROVAL

The contents and the sending of this Proxy Circular and Proxy Statement have been approved by the Board of Directors.

DATED as of April 1, 2015 (except as otherwise noted).

BY ORDER OF THE BOARD
/s/ Clifford Berman
Clifford Berman
Senior Vice President,
General Counsel and Corporate Secretary

APPENDIX A
CATAMARAN CORPORATION CORPORATE
GOVERNANCE GUIDELINES

Approved by the Board on December 12, 2012, as amended on March 6, 2013 and September 3, 2014

The following Corporate Governance Guidelines have been adopted by the Board of Directors of Catamaran Corporation (“Catamaran” or the “Company”) to assist the Board in the exercise of its responsibilities. These guidelines, which were adopted in lieu of a board mandate, reflect the Board’s commitment to monitor the effectiveness of policy and decision-making at both the Board and management levels, with the objective of enhancing shareholder value over the long term. The Board intends that these guidelines serve as a flexible framework, not as a set of binding legal obligations, and should be interpreted in the context of all applicable laws and regulations, the Company’s charter documents and other governing documents. The guidelines are subject to future refinement or changes as the Board may find necessary or advisable for Catamaran in order to achieve these objectives.

Board Composition and Selection; Independent Directors

1.
Board Size. The Board believes 6 to 10 is an appropriate size based on the Company’s present circumstances. The Board periodically evaluates whether a larger or smaller slate of directors would be preferable.

2.
Selection of Board Members. The Board’s selection of director nominees is based on its determination (using advice and information supplied by the Nominating and Corporate Governance Committee) as to the suitability of each individual to serve as a director of the Company, taking into account the membership criteria discussed below. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board’s approval of nominations must be by a majority of the directors. Directors will be elected annually by the Company’s shareholders.

3.
Board Membership Criteria. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, including (i) characteristics such as diversity, experience, integrity and judgment, (ii) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess, (iii) the competencies and skills that the Board considers each existing director to possess and (iv) the competencies and skills each new nominee will bring to the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

4.
Board Composition - Independent Directors. The Board believes that a substantial majority of its directors must be independent. In determining the independence of a director, the Board will apply the independence definitions in the listing standards of The NASDAQ Stock Market and applicable laws and regulations.

5.
Term Limits. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company’s history, policies and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process described in these guidelines.

6.
Retirement Age. No Director shall stand for re-election to the Board after he or she has reached the age of 72, with the following exception. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board shall have the authority to extend the retirement of an individual Director if the Committee and the Board, in their discretion, believe such extension would best serve the interests of the Company.

7.	Selection of CEO and Chairman. The Board selects the Company’s CEO and Chairman in the manner that it determines to be in the best interests of the Company’s shareholders.

8.
Limitation on Other Board Service. Directors who are currently serving as the chief executive officer or other executive officer of a public company may serve on a total of no more than two other public company boards. Directors who are not currently serving as a chief executive officer or other executive officer of a public company may serve on no more than three other public company boards.

9.	Conflicts of Interest.

•
Directors with Significant Job Changes. Any director who retires from his or her present employment, or who materially changes his or her position, must promptly inform the Company’s General Counsel of such event and must offer to tender a written resignation to the Board no later than 48 hours following the effectiveness of such change in circumstances. The Board, after taking into account the recommendation of the Nominating and Corporate Governance Committee, would then evaluate whether the Board should seek and accept the resignation based on a review of whether the individual continues to satisfy the Board’s membership criteria in light of his or her changed status, including whether any potential conflict of interest exists.

•
Conflicts of Interest. All directors and executive officers must comply with the applicable provisions of the Conflicts of Interest section of the Company’s Code of Conduct. If an actual or potential conflict of interest develops for any reason, including, without limitation, because of a change in the business operations of the Company or a subsidiary, or in a director’s or executive officer’s circumstances, the director or executive officer should immediately report such matter to the Company’s General Counsel and Chairman of the Nominating and Corporate Governance Committee for evaluation. For purposes of this policy, an actual or potential conflict of interest is considered to be material if it would require proxy statement disclosure or if it involves any material relationship with a competitor of the Company. If a significant conflict involving a director cannot be resolved, the director should offer to resign.

•
Personal Interest in Matters before the Board. If a director or executive officer has a personal interest in a matter before the Board, the director or executive officer must disclose the interest to the Board, excuse himself or herself from participation in the discussion (which may involve leaving the Board meeting) and, in the case of a director, not vote on the matter. A director or executive officer will be deemed to have a personal interest in a matter before the Board by virtue of the director’s or executive officer’s material affiliation with an entity that is expected to be in a business relationship or other transaction with the Company or, in the case of strategic discussions, with an entity that is (or owns a substantial stake in) a competitor of the Company.

Uncontested Director Elections; Majority Voting

10.
Application. The Board believes that each of its directors should carry the confidence and support of the majority of the Company’s shareholders. To this end, the guidelines in this “Uncontested Director Elections; Majority Voting” section shall apply to each uncontested election of directors. An “uncontested election” of directors is an election where the number of directors nominated for election is not greater than the number of seats available on the Board.

11.
Majority Voting. In an uncontested election of directors, any nominee for election as a director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall be considered not to have received the support of the shareholders, even though duly elected as a matter of corporate law.

12.
Resignation. Where a nominee has received a Majority Withheld Vote, such nominee shall promptly tender his or her resignation as a director of the Company to the Chairman of the Board. Upon receipt, the Chairman will refer the resignation to the Nominating and Corporate Governance Committee for consideration. In the event that any director who received a Majority Withheld Vote does not promptly tender his or her resignation, he or she will not be re- nominated by the Board at the next election of directors.

13.
Committee Recommendation. The Nominating and Corporate Governance Committee shall consider the resignation offer and shall recommend to the Board the action to be taken with respect to such tendered resignation. Such recommendation may be, among other things, to (i) accept the resignation; (ii) defer acceptance of the resignation until a replacement director with appropriate qualifications can be identified and elected or appointed to the Board; (iii) reject the resignation, but address what the Nominating and Corporate Governance Committee believes to be the underlying reasons for the failure of the director to be elected or re-elected with a greater number of “for” votes than votes “withheld”; (iv) reject the resignation, but resolve that the director will not be re-nominated in the future for election; or (v) reject the resignation. The Nominating and Corporate Governance Committee shall be expected to recommend that the Board accept the resignation, except in situations where extenuating circumstances would warrant the applicable director continuing to serve on the Board.

14.
Factors to be Considered. In considering a tendered resignation, the Nominating and Corporate Governance Committee shall consider all factors deemed relevant by members of such committee including, without limitation, such factors as (i) the best interests of the Company and its shareholders, (ii) the stated reasons, if any, why the shareholders “withheld” votes from the election of that nominee; (iii) what the Nominating and Corporate Governance Committee believes to be the underlying reasons for the Majority Withheld Vote, including whether these reasons relate to the incumbent director’s performance as a director, whether these reasons relate to the Company or another company or issuer, and whether these reasons are curable and alternatives for effecting any cure; (iv) the percentage of outstanding shares of the Company represented by votes cast and withheld from voting on the election of the subject director; (v) the length of service and the qualifications of the director whose resignation has been tendered; (vi) such director’s past and expected future contributions to the Company; (vii) the overall composition of the Board (including the current mix of skills and attributes of the Board); (viii) whether accepting the resignation would cause the Company to fail to meet any applicable listing, statutory, regulatory or contractual requirements; (ix) the effect that such resignation may have on the Board’s ability to effectively continue fulfilling its responsibility for the stewardship of the Company and the enhancement of shareholder value; and (x) whether extraordinary circumstances relating to the composition of the Board or the voting results should delay the acceptance of the resignation or justify rejecting it outright.

15.
Timing and Quorum. The Board will act on any recommendation by the Nominating and Corporate Governance Committee with respect to any such tendered resignation within 90 days following the meeting of shareholders in question and will promptly publicly disclose its decision and the rationale behind it. In the event that a sufficient number of the directors received a Majority Withheld Vote in the same election such that if such directors were not to participate in a meeting of the Board, the Board would not have a quorum, then such directors receiving a Majority Withheld Vote shall not be permitted to participate in any deliberations or vote at the meeting of the Board at which his or her resignation is to be considered; however, he or she shall be counted for the purpose of determining whether the Board has quorum. Notwithstanding the foregoing, if all of the members of the Board received a Majority Withheld Vote in the same election, then the entire Board shall consider whether or not to accept the offers of resignation.

16.
Director’s Activities. Any director who tenders his or her resignation in accordance with these guidelines following a Majority Withheld Vote will not participate in the Board’s deliberations or vote regarding whether to accept the tendered resignation. However, unless otherwise determined by the Board, such director shall remain active and engaged in all other committee and Board activities, deliberations and decisions during the process described herein. Any individual who tenders his or her resignation in connection with a Majority Withheld Vote and who is a member of the Nominating and Corporate Governance Committee shall not participate in any deliberations, recommendations or decisions of the Nominating and Corporate Governance Committee in respect of the tendered resignation. If each member of the Nominating and Corporate Governance Committee receives a Majority Withheld Vote in the same election, or if a sufficient number of Nominating and Corporate Governance Committee members receives a Majority Withheld Vote in the same election such that the Nominating and Corporate Governance Committee no longer has a quorum, then the independent directors of the Board who did not receive a Majority Withheld Vote shall consider the resignation offers and make recommendations regarding them to the Board.

17.
Options Available. If a resignation is accepted, the applicable Board may, in accordance with the provisions of applicable law and the governing documents of the Company, (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders, (ii) appoint a new director to fill the vacancy created by such resignation, (iii) reduce the size of the Board (subject to the minimum number of directors provided for in the Company’s articles), or (iv) call a special meeting of shareholders at which there will be presented a new candidate to fill the vacant position(s).

Board Meetings; Involvement of Senior Management

18.
Board Meetings - Agenda. The Chairman of the Board and CEO working with the Lead Independent Director will set the agenda for each Board meeting, and will distribute this agenda in advance to each director. The Chairman of the Board and CEO or the Lead Independent Director shall, as appropriate, solicit suggestions from other directors as to agenda items for Board meetings.

19.
Advance Distribution of Materials. All information relevant to the Board’s understanding of matters to be discussed at an upcoming Board meeting should be distributed in writing or electronically to all directors in advance, whenever feasible and appropriate. This will help facilitate the efficient use of meeting time. In preparing this information, management should ensure that the materials distributed are as concise as possible, yet give directors sufficient information to make informed decisions. The Board acknowledges that certain items to be discussed at Board meetings are of an extremely sensitive nature and that the distribution of materials on these matters prior to Board meetings may not be appropriate.

20.
Access to Management and Employees. The Board should have access to Company management and employees in order to ensure that directors can ask all questions and ascertain all information necessary to fulfill their duties. Directors shall notify the CEO in advance of contacting any employee and shall use judgment to ensure that any such contact is not unduly disruptive to the business of the Company. Management is encouraged to invite Company personnel to any Board meeting at which their presence and expertise would help the Board have a full understanding of matters being considered.

21.
Executive Sessions of Independent Directors. The independent directors of the Company will meet regularly (at least four times per year) in executive session, i.e., with no management directors or management present. These executive session discussions may include such topics as the independent directors determine. During these executive sessions, the independent directors shall have access to members of management and other guests as the independent directors determine.

22.
Lead Director. The Board shall appoint a lead director annually who shall be independent and shall be responsible for chairing the regular sessions of, and otherwise providing leadership to, the independent directors (the “Lead Independent Director”).

Performance Evaluation; Succession Planning; Compensation

23.	Annual CEO Evaluation. The independent directors shall perform a review at least annually of the performance of the CEO. The results of this review are communicated to the CEO.

24.
Succession Planning. As part of the annual officer evaluation process, the Nominating and Corporate Governance Committee shall work with the CEO to plan for CEO succession and succession for other named executive officers, as well as to develop plans for interim succession for the CEO in the event of an unexpected occurrence. Succession planning may be reviewed more frequently by the Board as it deems warranted.

25.
Board Self-Evaluation. The Nominating and Corporate Governance Committee is responsible for facilitating an annual evaluation of the performance of the full Board and reports its conclusions to the Board. The Nominating and Corporate Governance Committee’s report should generally include an assessment of the Board’s compliance with the principles set forth in these guidelines, as well as identification of areas in which the Board could improve its performance.

26.
Director Compensation. The Compensation Committee or the full Board, in consultation with management, will review on an annual basis how the Company’s director compensation practices compare with those of comparable public corporations. The Compensation Committee shall lead the Board, as necessary, in reviewing its director compensation practices and considering whether changes to such practices are appropriate.

27.
Stock Ownership Guidelines. The Compensation Committee has adopted certain stock ownership guidelines to strengthen the alignment of interest between the Company's management and shareholders and further promote the Company’s commitment to sound corporate governance. These guidelines apply to the Company’s officers at the senior vice president level and above, including the named executive officers in the Company’s proxy statement (NEOs), as well as non-employee directors and are determined as a multiple of the executive's annual then current base salary or the director’s annual cash retainer, respectively. Such executives and directors are expected to own the Company’s common shares valued in at least the following dollar amounts:

Title	Guideline
Chief Executive Officer	5 times annual base salary
Chief Financial Officer	4 times annual base salary
Other Officers at the SVP Level and Above	3 times annual base salary
Non-Employee Directors	5 times annual cash retainers

While these represent minimum ownership guidelines, executives and directors are encouraged to own the Company common shares beyond these levels. The NEOs and non-employee directors will be required to achieve the applicable ownership guidelines within five years of commencement of employment as NEO with the Company or appointment to the Board, as applicable, and are expected to make continuous progress toward their respective ownership guidelines during such five-year period. Senior Vice Presidents of the Company who are not NEOs will be required to achieve their respective ownership guideline by the later of March 6, 2018 and the fifth anniversary of commencement of employment as a Senior Vice President of the Company. Until such guidelines are achieved, executives and directors will be required to retain an amount equal to 50% of the net profit shares received from any equity awards. This retention ratio applies to net profit shares received upon: (i) the vesting of restricted stock awards, restricted stock unit (“RSU”) awards, performance-based RSU awards, and similar instruments expressed in stock units and payable in the Company's common shares or (ii) the exercise of stock options or stock appreciation rights (“SARs”) or similar instruments payable in the Company's common shares. “Net profit shares” are those shares that remain after deducting the exercise price, if applicable in the event of the exercise of options, and withholding taxes. Up to two-thirds (2/3) of unvested RSU awards may be counted for purposes of satisfying the executive’s or director’s applicable Company common share ownership thresholds.

Committees

28.
Number and Type of Committees. The Board has three principal committees - an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board may add new committees or remove existing committees as it deems advisable in the fulfillment of its primary responsibilities. Each committee will perform its duties as assigned by the Board of Directors in compliance with Company by-laws and the Committee’s charter. Committee duties are described briefly as follows:

•
Audit Committee. The Audit Committee oversees the Company’s accounting and audit processes. The committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. In addition, the Audit Committee provides oversight regarding the Company’s compliance with legal and regulatory requirements.

•
Compensation Committee. The Compensation Committee (i) discharges the Board’s responsibilities relating to compensation of the Company’s executive officers and (ii) reviews and recommends to the Board compensation plans, policies and programs intended to attract, retain and appropriately reward employees.

•
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board policies and practices with respect to corporate governance. In addition, the Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending to the Board individuals qualified to be directors of the Company.

29.
Composition of Committees; Committee Chairpersons. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee consist solely of independent directors. The Board is responsible for the appointment of committee members and committee chairpersons according to criteria that it determines to be in the best interest of the Company and its shareholders.

30.
Committee Meetings and Agenda. The chairperson of each committee is responsible for developing, together with relevant Company managers, the committee’s general agenda and objectives and for setting the specific agenda for committee meetings. The chairperson and committee members will determine the frequency and length of committee meetings consistent with the committee’s charter.

Miscellaneous

31.
Ability to Retain Outside Advisors. The Board will have all resources and authority necessary to discharge its duties, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate.

32.
Orientation for New Board Members. The Nominating and Corporate Governance Committee is responsible for oversight of the orientation process for new directors. This process includes cultural orientation, background material on strategies, competition, and financial history, technology demonstrations, meetings with senior management and visits to Company facilities, as well as the role of the board and its committees.

33.	Director Education. The Company will, as appropriate, make available educational programs for directors.

34.
Resignation or Retirement of Director. If a director decides that he/she wishes to resign or retire from the Board or to not stand for re-election at the next Annual Meeting of Shareholders, the director shall notify the Company’s secretary in writing of such decision. Until such notice is delivered to the Company’s secretary, the director shall not be deemed to have given the Company notice of the director’s intent to resign, retire or not stand for re-election.

35.
Confidentiality. The proceedings and deliberations of the Board and its committees shall be confidential. Each director and executive officer shall maintain the confidentiality of information received in connection with his or her service as a director or, in the case of executive officers who are not directors, his or her attendance at a Board or committee meeting.

36.
Communications with Public. The Board shall look to management to speak for the Company and shall adopt a disclosure policy for the Company. Absent unusual circumstances or as contemplated by committee charters, Board members should refer all inquiries from and communications to the press, institutional investors, analysts, customers/clients or other constituencies regarding the Company to designated members of management of the Company. It is expected that communications between Board members or retired Board members and constituencies outside the Company would be done only at the request of management.

37.
Review of Governance Guidelines. The Board will periodically review these guidelines, as well as consider other corporate governance principles that may, from time to time, merit consideration by the Board.

APPENDIX B

CATAMARAN CORPORATION
AUDIT COMMITTEE CHARTER

Approved by the Board of Directors on December 12, 2012

1.     General

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Catamaran Corporation (the “Company”). The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval. This Charter may be amended only by the affirmative vote of the Board.

The Committee shall be directly responsible for overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, and the Committee shall be directly responsible for the appointment, compensation, and oversight of the work of any registered external auditor employed by the Company (including resolution of disagreements between management of the Company and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In so doing, the Committee will comply with all applicable U.S. and Canadian securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules.

2.     Composition

The Committee shall be comprised of a minimum of three members, each of whom, in the determination of the Board, satisfies the independence, financial literacy and experience requirements of applicable U.S. and Canadian securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules. In particular, each member (i) shall satisfy the independence-related requirements for service on the Committee imposed by The NASDAQ Stock Market (“NASDAQ”), provided that the Board may elect to take advantage of any exception from such requirements provided in the NASDAQ rules; (ii) shall meet the independence and financial literacy requirements set forth in Canadian National Instrument 52-110 Audit Committees; (iii) shall meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iv) shall not have participated in the preparation of the financial statements of the Company at any time during the past three years; and (v) shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee.

At least one member of the Committee shall be an “audit committee financial expert” in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), and at least one member (who may also serve as the audit committee financial expert) shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication.
Committee members (i) shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee, (ii) shall serve for such terms as the Board may determine, or until their earlier resignation, death or removal, and (iii) may be removed by the Board in its discretion.
3.     Committee Function and Process

The Committee shall meet as often as it deems necessary to fulfill its responsibilities, but in any case, not less than quarterly. The Board shall designate one member of the Committee to serve as its chairperson. The chairperson will preside, when present, at all meetings of the Committee. The Committee will meet at such times as determined by its chairperson or as requested by any member of the Committee, provided that meetings shall be scheduled so as to permit the timely review of the Company's quarterly and annual financial statements and related management discussion and analysis. A majority of the Committee members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present (or where only two members are present, by unanimous vote), or by the unanimous written consent of all of the Committee members. Each member of the Committee shall have one vote. Notice of all meetings of the Committee shall be given, and waiver thereof determined, pursuant to and in accordance with the Bylaws of the Corporation. The Committee may meet by telephone, video conference or similar means of remote communication. The external auditor and management employees of the Company shall, when required by the Committee, attend any Committee meeting or portion thereof.

The Committee shall maintain copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. A copy of the minutes of each meeting and all consents shall be placed in the Company's minute book.

The Committee may delegate any of its responsibilities to one or more subcommittees, each of which shall be composed of two or more members, as it may deem appropriate.

4.     Duties of the Committee

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following shall be the principal duties and responsibilities of the Committee, which may be supplemented from time to time as appropriate by the Board or the Committee:

(a)     External Auditor. With respect to the external auditors, the Committee shall:

(i)
be directly responsible for the appointment, compensation and oversight of the work of the external auditor (including resolution of disagreements between management and the external auditor regarding financial reporting). In this regard, the Committee shall exercise sole authority to appoint, evaluate, and, as necessary, replace the external auditor (subject, if applicable, to shareholder ratification), which external auditor shall report directly to the Committee and shall be an independent public accountant that is registered as a public accounting firm with the Public Company Accounting Oversight Board;

(ii)
review, where there is to be a change of external auditor, all issues related to the change, including the information to be included in the notice of change of auditor called for under Canadian National Instrument 51-102 Continuous Disclosure Obligations or any successor legislation (“NI 51-102”), and the planned steps for an orderly transition;

(iii)	review all reportable events, including disagreements, unresolved issues and consultations, as defined in NI 51-102, on a routine basis, whether or not there is to be a change of external auditor;

(iv)	ensure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the Company's annual audit to the extent required by applicable law;

(v)
review with management and internal audit staff the performance, including the fee, scope and timing of the audit and other related services and any non-audit services provided by the external auditor;

(vi)
review and pre-approve all audit and permitted non-audit and tax services to be provided to the Company by the external auditor, and the compensation, fees and terms for such services, subject to the de minimis exception for permitted non-audit services which are approved by the Committee prior to the completion of the audit;

(vii)
establish policies and procedures for the engagement of the external auditor to provide permitted non-audit services, which may include approval in advance by a subcommittee or Committee member or members of all permitted non-audit services to be performed by the external auditor, provided that decisions of such subcommittee or one or more Committee members to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting;

(viii)
actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take, or recommend that the full Board take, appropriate action to oversee the independence of the external auditor;

(ix)
obtain and review, at least annually, a report by the external auditor delineating any relationships between the auditor and the Company and any other relationships that may adversely affect the independence of the auditor consistent with Independence Standards Board Standard No. 1; and

(x)
establish hiring policies for employees or former employees of the external auditor and oversee the hiring of any personnel from the external auditor into positions within the Company in accordance with the hiring restrictions of the Sarbanes-Oxley Act of 2002.

(b)     Audits and Financial Reporting. With respect to audits and financial reporting, the Committee shall:

(i)	review the audit plan with the external auditor and management;

(ii)
review with the external auditor any audit problems or difficulties, any material differences or disputes with management encountered during the course of the audit, along with the resolution of such differences or disputes, any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and all matters required to be discussed with the Committee by the independent auditor pursuant to Statement on Auditing Standards No. 61;

(iii)
review with the external auditor the level of cooperation received by the external auditor from the Company's personnel during the audit, any problems encountered by the external auditor and any restrictions on the external auditor's work;

(iv)
review with the external auditor and management significant financial reporting or internal control issues discussed during the fiscal period and the method of resolution, and review with the external auditor and management the extent to which any previously-approved changes or improvements in financial or accounting practices and internal controls have been implemented;

(v)	review the scope and quality of the audit work performed, and review the contents of the audit report and any management responses thereto;

(vi)
review and discuss the annual audited financial statements and quarterly financial statements with management and the external auditor, including the disclosures under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and make a recommendation to the Board as to whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-K;

(vii)	prepare the report of the Committee required to be included in the Company's annual proxy statement under SEC rules and other applicable securities laws;

(viii)
review with the external auditor and management all critical accounting policies and practices of the Company, including any proposed changes in accounting policies, the presentation of the impact of significant risks and uncertainties, all material alternative accounting treatments that the external auditor has discussed with management, other material written communications between the external auditor and management, and key estimates and judgments of management that may in any such case be material to financial reporting;

(ix)	review the appropriateness of the accounting policies used in the preparation of the Company's financial statements and consider recommendations for any material change to such policies;

(x)	review the effect of legal, regulatory and accounting initiatives, changes to accounting principles and off-balance sheet arrangements, if any, on the Company's financial reporting;

(xi)	review and discuss the Company's policies generally with respect to its earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies; and

(xii)	review any errors or omissions in the current or prior years' financial statements.

(c)     Internal Auditing Function and Internal Controls. With respect to the Company's internal auditing function and internal controls, the Committee shall:

(i)
review, at least annually, the evaluation of internal controls by the persons performing the internal audit function and the external auditor, together with management's response to the recommendations, including subsequent follow-up of any identified material issues;

(ii)	review with the external auditor the adequacy of the Company's financial and auditing personnel; and

(iii)	review the performance of the chief financial officer, persons performing the internal audit function and any key finance staff involved in the financial reporting process.

(d)     Other. The Committee also shall:

(i)
establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and review periodically with management these procedures and any significant complaints received;

(ii)
review the Company's related persons transaction policy and, as necessary, all related party transactions for potential conflict of interest situations on an ongoing basis and being responsible for approving all such transactions;

(iii)	assist, with the advice of the Company's legal counsel, the Board in the discharge of its duties relating to the Company's compliance with legal and regulatory requirements;

(iv)	assist the Board in the discharge of its duties relating to risk assessment and risk management;

(v)
review the status of any significant legal, compliance or regulatory matters or material contingent liabilities as reported to the Committee by management, including a review of any inquiries, investigations or audits of a financial nature by governmental, regulatory or taxing authorities;

(vi)	review the status of income tax returns and potentially significant tax problems as reported to the Committee by management;

(vii)	oversee compliance with the Company's Code of Business Conduct and Ethics and approve any waiver thereto for directors or executive officers;

(viii)
as appropriate, review and direct the investigation of possible violations of law and of the Company's Code of Business Conduct and Ethics, retain outside counsel and other experts to assist in such investigations and direct that appropriate remedial steps are taken if such violations are detected;

(ix)	meet separately, periodically, with management, with Company personnel responsible for the internal audit function, and with the external auditor;

(x)	report the activities of the Committee to the Board on a regular basis and review issues with the Board as the Committee deems appropriate; and

(xi)	perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

5.     Authority to Engage Outside Advisors

The Committee shall have sole authority to retain, at the Company's expense, and terminate, any legal and other advisor that it deems necessary for the fulfillment of its responsibilities, including the sole authority to approve fees and other retention terms, and to communicate directly with the internal and external auditors.

Appendix C
Amended and Restated Bylaws
of
Catamaran Corporation
(a Yukon Territory Corporation)
(as amended and in effect as of October 30, 2014)

A Bylaw Relating Generally to the Transaction of the Business and Affairs of Catamaran Corporation

Section One
INTERPRETATION

1.1 Definitions. In the bylaws of the Corporation, unless the context otherwise requires:

“Act” means the Yukon Business Corporations Act, and any statute that may be substituted therefore, as from time to time amended;

“board” means the board of directors of the Corporation;

“bylaws” means this bylaw and all other bylaws of the Corporation from time to time in force and effect;

“Corporation” means Catamaran Corporation;

“meeting of shareholders” includes any annual meeting of shareholders and any special meeting of shareholders; and

“special meeting of shareholders” includes a meeting of any class or classes of shareholders and/or a special meeting of all shareholders entitled to vote at an annual meeting of shareholders.

Save as aforesaid and/or unless the context otherwise requires, words and expressions defined or otherwise used in or for purposes of the Act have the same meanings when used herein.

Section Two
DIRECTORS

2.1 Calling of Meetings. Meetings of the board shall be held from time to time at such time and at such place as the board, the chair of the board, the chief executive officer, the president or any two directors may determine.

2.2 Notice of Meeting. Notice of the time and place of each meeting of the board shall be given to each director not less than 48 hours before the time when the meeting is to be held and may be delivered personally or may be given by mail, facsimile and/or any electronic means of communication. Notwithstanding the foregoing, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

2.3 Chair. The chair of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chair of the board, chief executive officer or president. If no such officer is present, the directors present shall choose one of their number to be chair.

2.4 Quorum. The directors may establish the quorum of directors for the transaction of business by the board. Until established as aforesaid, a majority of the number of directors in office shall constitute such quorum.

2.5 Meetings by Electronic or Other Means. The directors may participate in directors’ meetings by means of a telephonic, electronic or other communication facility including, without limitation, teleconferencing, video conferencing, computer link, web casting or other similar means that permit all participants to communicate adequately with each other during the meeting, and directors participating in a meeting by such means shall be counted for the purposes of determining quorum.

2.6 Votes to Govern. At all meetings of the board, every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes, the chair of the meeting shall not be entitled to a second or casting vote.

Section Three
MEETINGS OF SHAREHOLDERS

3.1 Meetings of shareholders. Meetings of shareholders shall be held at such time and, subject to the Act, at such place as the board, the chair of the board, the chief executive officer or the president may from time to time determine.

3.2 Chair, Secretary and Scrutineers. The chair of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chair of the board, chief executive officer, president or a vice-president. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chair. If the secretary of the Corporation is absent, the chair shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chair with the consent of the meeting.

3.3 Persons Entitled to be Present. The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provisions of the Act, other applicable law or the articles to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

3.4 Meetings by Electronic or Other Means. If the directors of the Corporation call a meeting of shareholders, the directors may determine that the meeting shall be held in whole or in part by means of a telephonic, electronic or other communication facility including, without limitation, teleconferencing, video conferencing, computer link, web casting or other similar means that permit all participants to communicate adequately with each other during the meeting.

3.5 Quorum. At all meetings of the shareholders of the Corporation, the holders of one-third (1/3) of the outstanding common shares of the Corporation, present in person or by proxy, shall constitute a quorum for the transaction of any business, except where otherwise required by law, provided that there must be at least two shareholders present in person. If such a quorum shall not be present or represented at any meeting of the shareholders, the chair of the meeting or shareholders entitled to cast a majority of the votes entitled to be cast thereat, present in person or by proxy, shall have power to adjourn the meeting to another place, date or time.

3.6 Votes to Govern. At any meeting of shareholders every question shall, unless otherwise required by the Act or the articles, be determined by a majority of the votes cast on the question, in case of an equality of votes either upon a show of hands or upon a poll, the chair of the meeting shall not be entitled to a second or casting vote.
3.7 Nomination of Directors. Subject to the provisions of the Act and the articles of the Corporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of an individual for election to the board may be made at any annual general meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which such meeting was called is the election of directors of the Corporation:

(a)	by or at the discretion of the board or an authorized officer of the Corporation, including pursuant to a notice of meeting;

(b)
by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition to call a shareholders meeting made in accordance with the provisions of the Act; or

(c)
by any person (a “Nominating Shareholder”) who, (i) at the close of business on the date of the giving of the notice provided for below in this Section 3.7 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting, and (ii) complies with the notice procedures set forth below in this Section 3.7.

In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation at the principal executive office of the Corporation in accordance with this Section 3.7.
To be timely, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must be made:

(a)
in the case of an annual general meeting of shareholders, not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to the date of such annual general meeting and not later than the later of the 60th day prior to the date of such annual general meeting or, if the first Public Announcement of the date of such annual general meeting is less than 70 days prior to the date of such annual general meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the Corporation; and

(b)
in the case of a special meeting of shareholders that is not also an annual general meeting but is called for the purpose of electing directors of the Corporation (whether or not called for other purposes), not later than the close of business on the 10th day following the day on which the initial Public Announcement of the special meeting of shareholders was made.

Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Section 3.7. In no event shall any adjournment or postponement of a meeting of shareholders of the Corporation or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice.
To be in proper written form, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must set forth:

(A)	as to each individual whom the Nominating Shareholder proposes to nominate for election as a director:

(i)	his or her name, age, business address and residence address;

(ii)	his or her principal occupation or employment;

(iii)	a description of his or her specific experience, qualifications, attributes or skills that qualify him or her to serve as a director, in light of the Corporation’s business and structure;

(iv)
the class or series and number of shares in the capital of the Corporation which are controlled or over which direction is exercised, directly or indirectly, or which are owned beneficially or of record by him or her as of the record date for the meeting of shareholders (if such date shall then have been made publicly available by the Corporation and shall have occurred) and as of the date of such notice;

(v)
a statement as to whether he or she would be “independent” of the Corporation (within the meaning of rules of the Nasdaq Stock Market and Sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, as such provisions may amended from time to time) if elected as a director of the Corporation at such meeting and the reasons and basis for such determination;

(vi)
any other information relating to him or her that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below); and

(vii)	his or her written consent to serving as a director if elected; and

(B)	as to the Nominating Shareholder giving the notice:

(i)	such Nominating Shareholder’s name and address, as they appear on the Corporation’s books;

(ii)
the class or series and number of shares in the capital of the Corporation which are controlled or over which direction is exercised, directly or indirectly, or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the meeting of shareholders (if such date shall then have been made publicly available by the Corporation and shall have occurred) and as of the date of such notice;

(iii)
a description of any agreement, arrangement or understanding with respect to the nomination between or among such Nominating Shareholder, any of its affiliates or associates, and any others acting in concert with any of the foregoing, including the nominee;

(iv)
a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Nominating Shareholder’s notice by, or on behalf of, such Nominating Shareholder, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder, with respect to securities of the Corporation;

(v)	a representation that the Nominating Shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination;

(vi)
a representation whether the Nominating Shareholder intends or is part of a group which intends (a) to deliver a proxy circular and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (b) otherwise to solicit proxies or votes from shareholders in support of such proposal or nomination; and

(vii)
any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and

The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such proposed nominee.
A Nominating Shareholder shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.7 shall be true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be received by the Corporate Secretary at the principal executive offices of the Corporation not later than 5 business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than 8 business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
No individual shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 3.7; provided, however, that nothing in this Section 3.7 shall be deemed to preclude discussions by a shareholder of the Corporation (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not determined to be in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.
For purposes of this Section 3.7 and Section 3.8:

(1)
“Applicable Securities Laws” means the federal securities laws of the United States and applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, statements, bulletins and notices of the U.S. Securities and Exchange Commission and the securities commission and similar regulatory authority of each province and territory of Canada; and

(2)
“Public Announcement” shall mean disclosure in a press release reported by a national news service in the United States or Canada, or in a document publicly filed by the Corporation under its profile at the website of the U.S. Securities and Exchange Commission at www.sec.gov or on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

Notwithstanding any other provision of the bylaws, notice given to the Corporate Secretary of the Corporation pursuant to this Section 3.7 may only be given by personal delivery or by facsimile transmission, and shall be deemed to have been given and made only at the time it is served by personal delivery or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary of the Corporation at the address of the principal executive office of the Corporation; provided, that if such delivery or transmission is made on a day which is not a business day or later than 5:00 p.m. (Chicago time) on a day which is a business day, then such delivery or transmission shall be deemed to have been made on the subsequent day that is a business day.
3.8    Other Business at the Annual General Meeting. Subject to the provisions of the Act, the articles of the Corporation and Applicable Securities Laws, only business (other than the nomination of directors, which is governed exclusively be Section 3.7) brought in accordance with the following procedures shall be eligible to be conducted at the annual general meeting of shareholders. Such business must be brought:

(a)	by or at the discretion of the board or an authorized officer of the Corporation, including pursuant to a notice of meeting; or

(b)
by any person (a “Proposing Shareholder”) who, (i) at the close of business on the date of the giving of the notice provided for below in this Section 3.8 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting, and (ii) complies with the notice procedures set forth below in this Section 3.8.

In addition to any other applicable requirements, for business to be brought at the annual general meeting, the Proposing Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation at the principal executive office of the Corporation in accordance with this Section 3.8.
To be timely, a Proposing Shareholder’s notice to the Corporate Secretary of the Corporation must be made not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to the date of such annual general meeting and not later than the later of the 60th day prior to the date of such annual general meeting or, if the first Public Announcement of the date of such annual general meeting is less than 70 days prior to the date of such annual general meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the Corporation; and
Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Section 3.8. In no event shall any adjournment or postponement of a meeting of shareholders of the Corporation or the announcement thereof commence a new time period for the giving of a Proposing Shareholder's notice.
To be in proper written form, a Proposing Shareholder’s notice to the Corporate Secretary of the Corporation must set forth:

(i)	such Proposing Shareholder’s name and address, as they appear on the Corporation’s books;

(ii)
the class or series and number of shares in the capital of the Corporation which are controlled or over which direction is exercised, directly or indirectly, or which are owned beneficially or of record by the Proposing Shareholder as of the record date for the meeting of shareholders (if such date shall then have been made publicly available by the Corporation and shall have occurred) and as of the date of such notice;

(iii)
a brief description of the matter being proposed, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment) and the reasons for conducting such business at the meeting;

(iv)
a description of any agreement, arrangement or understanding with respect to the matter being proposed between or among such Proposing Shareholder, any of its affiliates or associates, and any others acting in concert with any of the foregoing;

(v)
a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Shareholder’s notice by, or on behalf of, such Proposing Shareholder, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder, with respect to securities of the Corporation;

(vi)	a representation that the Proposing Shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination;

(vii)
a representation whether the Proposing Shareholder intends or is part of a group which intends (a) to deliver a proxy circular and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the matter being proposed and/or (b) otherwise to solicit proxies or votes from shareholders in support of such proposal; and

(viii)
any other information relating to such Proposing Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws.

A Proposing Shareholder shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.8 shall be true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be received by the Corporate Secretary at the principal executive offices of the Corporation not later than 5 business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than 8 business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
Notwithstanding any other provision of the bylaws, notice given to the Corporate Secretary of the Corporation pursuant to this Section 3.8 may only be given by personal delivery or by facsimile transmission, and shall be deemed to have been given and made only at the time it is served by personal delivery or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary of the Corporation at the address of the principal executive office of the Corporation; provided, that if such delivery or transmission is made on a day which is not a business day or later than 5:00 p.m. (Chicago time) on a day which is a business day, then such delivery or transmission shall be deemed to have been made on the subsequent day that is a business day.
Only such business shall be conducted at a special meeting of shareholders that is not also an annual general meeting as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

Section Four
EXECUTION OF DOCUMENTS

4.1 Execution of Documents. Documents requiring execution by the Corporation may be signed, either manually or by facsimile or electronic signature by two separate individual persons:

(a)	one of which shall be the chief executive officer, the president, a vice-president, the corporate secretary or a director; and

(b)	the other which shall hold any of the positions set forth in paragraph (a) or shall be a divisional president, an assistant corporate secretary or a controller.

All documents so signed shall be binding upon the Corporation without any further authorization or formality. Notwithstanding the foregoing, the board is authorized from time to time to appoint by resolution any person or persons on behalf of the Corporation to sign and deliver documents manually or by facsimile or electronic signature, all as permitted by the Act, and any such documents contemplated by such resolution shall be executed only as contemplated by that resolution. Subject to the Act, wherever a document is required to be created in writing, that requirement is satisfied by the creation of an electronic document with electronic signatures. The term documents shall include contracts, powers of attorney, cheques, drafts or orders for the payment of money, guarantees, notes, acceptances and bills of exchange, deeds, mortgages, hypothecs, charges, conveyances, agreements, written resolutions, proxies, releases, receipts and discharges for the payment of money or other obligations, transfers and assignments of property of all kinds, real or personal, moveable or immoveable, including specifically but without limitation, transfers and assignments of shares, stocks, warrants, bonds, debentures or other securities and all other paper writings or, as permitted by the Act, electronic writings.

Section Five
INDEMNIFICATION

5.1 Indemnification of Directors and Officers against actions by Third Parties. Except in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of that Corporation or body corporate, if:

(a)	He acted honestly and in good faith with a view to the best interests of the Corporation; and

(b)	In the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

5.2 Indemnification of Directors and Officers against actions by the Corporation. The Corporation shall, with the approval of the Supreme Court of the Yukon Territory, indemnify a person referred to in paragraph 5.1 in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, to which he is made a party by reason of being or having been a director or an officer of the Corporation or body corporate, against all costs, charges and expenses reasonably incurred by him in connection with the action if he fulfills the conditions set out in subparagraphs 5.1(a) and (b).

5.3 Right of Indemnity not Exclusive. The provisions for indemnification contained in the Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to an action in his official capacity and as to an action in any other capacity while holding such office. This section shall also apply to a person who has ceased to be a director or officer, and shall ensure to the benefit of the heirs and legal representatives of such person.

5.4 Insurance. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as the Board may from time to time determine.

Section Six
NOTICES

6.1 Giving of Notice. Any notice or other document, including electronic documents, to be given or sent by the Corporation to a shareholder, director or officer or to the auditor of the Corporation or any other person may be given or sent by prepaid mail, by facsimile, or by any electronic or other communication facility (provided that the recipient thereof has consented, pursuant to the Act, to receive such notice or document in such form), or may be delivered personally to, the person to whom it is to be given or sent at the persons latest address as shown in the records of the Corporation or in any notice filed in accordance with the provisions of the Act. The board may establish, by resolution, procedures to give, deliver or send a notice or other document to the shareholders, directors, the auditor or other persons by any means permitted under the laws governing the Corporation or pursuant to the articles or bylaws of the Corporation. The accidental omission to give notice to any shareholder, director or officer or to the auditor or other persons or the non-receipt of any notice or any error in a notice not affecting the substance thereof shall not invalidate any action taken at any meeting called by such notice or otherwise founded thereon. Any notice with respect to any shares registered in more than one name may, if more than one address appears on the records of the Corporation in respect of such joint holding, be given the joint shareholders at any such address.

Section Seven
EFFECTIVE DATE AND REPEAL

7.1 Effective Date. This bylaw shall come into force when made by the board in accordance with the Act.

7.2 Repeal. All previous bylaws of the Corporation are repealed as of the coming into force of this bylaw. Such repeal shall not affect the previous operation of any bylaw so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such bylaw prior to its repeal. All directors, officers and persons acting under any bylaw so repealed shall continue to act as if appointed under the provisions of this bylaw and all resolutions of the shareholders or the board with continuing effect passed under any repealed bylaw shall continue to be valid until amended or repealed.

Appendix D

catamaran

ANNUAL AND SPECIAL MEETING OF CATAMARAN CORPORATION

Date: May 12, 2015
Time: 10:00 A.M. (CDT)
Place: Catamaran Innovation Center, 300 N. LaSalle Street, 16th FL, Suite 1600, Chicago, IL 60654

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors Recommends a Vote **FOR** proposals 1, 2, 3, and 4.

1: Election of Director Nominees

	For	Withhold	Directors Recommend
1 Mark Thierer	☐	☐	For
2 Peter Bensen	☐	☐	For
3 Steven Cosler	☐	☐	For
4 William Davis	☐	☐	For
5 Steven Epstein	☐	☐	For
6 Betsy Holden	☐	☐	For
7 Karen Katen	☐	☐	For
8 Harry Kraemer	☐	☐	For
9 Anthony Masso	☐	☐	For

4: To appoint KPMG LLP as auditors of the company and to authorize the board of directors to fi the auditor's remuneration and terms of engagement. — For ☐ Withhold ☐ — For

APPOINTMENT OF PROXYHOLDER: ____________________

REQUEST FOR FINANCIAL STATEMENTS:

Mark this box if you would like to receive interim consolidated financial statements and accompanying Management's Discussion and Analysis by mail: ☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

_______________ Please Sign Here   _______________ Please Date Above

_______________ Please Sign Here   _______________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

catamaran

Annual and Special Meeting of Catamaran Corporation to be held on Tuesday, May 12, 2015 for Holders of Record as of March 23, 2015

This form of proxy is being solicited on behalf of Management and the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/catamaran
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call **855-815-8221**
- Use any touch-tone telephone.
- **Have your Proxy Card ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card.
- Detach your Proxy Card.
- Return your Proxy Card in the postage-paid envelope provided.

The undersigned shareholder of the Company hereby appoints Mark A. Thierer, or failing him, Mike Shapiro, **or instead any of them the undersigned wishes to appoint (the name inserted in the APPOINTMENT OF PROXYHOLDER box on the lower left portion of this card),** as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned with respect to all matters that may come before **the Meeting to be held at the Catamaran Innovation Center, 300 N. LaSalle Street, 16th FL, Suite 1600, Chicago, IL 60654 on Tuesday, May 12, 2015 at 10 a.m. CDT,** and any and all adjourned or postponed meetings but with specific instructions as indicated on the voting portion on the left side of this card.

Shareholders may request interim consolidated financial statements and the related MD&A by completing the request at www.canstockta.com/financialstatements; company code number: 0478A.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3, and 4.

All votes must be received by the end of business day on May 7, 2015.

PROXY TABULATOR FOR

CATAMARAN CORPORATION
P.O. BOX 8016
CARY, NC 27512-9903

EVENT#

CLIENT#

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Appendix D

Proxy — Catamaran Corporation

Annual and Special Meeting of Stockholders

May 12, 2015, 10:00 a.m. (CDT)

This Proxy is Solicited on Behalf of Management and the Board of Directors

Notes to Proxy

1. Every shareholder has the right to appoint a person of choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the representatives of the Company whose names are printed herein (who are directors or officers of the Company), please insert the name of your chosen proxy holder in the space provided (see reverse).
2. If the shares of the Company are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation, the Proxy must be signed by an authorized officer or attorney of the corporation, whose title should be indicated. A proxy executed by a person acting as an attorney or in some other representative capacity should state such person's capacity following his or her signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act.
3. This Proxy should be signed in the exact manner as the shareholder's name appears on the Proxy.
4. If this Proxy is not dated, it will be deemed to bear the date on which is was mailed by Management to the shareholder
5. This Proxy is revocable and will be voted as directed, but if no instructions are specified, this Proxy will be voted "FOR" all nominees for director and "FOR" each proposal.
6. This Proxy, when properly executed, confers discretionary authority on the person's named therein to vote on any amendment(s) or variation(s) to the resolutions referred to in the Notice of Annual and Special Meeting and on any other matter(s) properly coming before the meeting. If any amendment(s), variation(s) or other matter(s) properly comes before the Meeting, the Proxy will be voted in the discretion of the persons named therein.
7. Please refer to the accompanying Notice of Annual and Special Meeting with respect to the Meeting for further information regarding completion of this Proxy, revocation of the Proxy and other information pertaining to the Meeting.

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

To attend the meeting and vote your shares in person, please mark this box. ☐

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